PROSPECTUS

September 29, 2025

Kurv Yield Premium Strategy Amazon (AMZN) ETF
Kurv Yield Premium Strategy Google (GOOGL) ETF
Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Kurv Yield Premium Strategy Netflix (NFLX) ETF
Kurv Yield Premium Strategy Tesla (TSLA) ETF

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Kurv Yield Premium Strategy Amazon (AMZN) ETF (TICKER: AMZP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Amazon (AMZN) ETF (the “YP Amazon Fund”) seeks to provide current income.

The YP Amazon Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Amazon.com, Inc. (“AMZN” or “Amazon” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Amazon Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.19%
Fee Waiver(2)	(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Other expenses are restated to reflect current fees and include Acquired Fund Fees and Expenses which are estimated to be under 0.005% of Fund assets.
(2)	The YP Amazon Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Amazon Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Amazon Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Amazon Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the YP Amazon Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Amazon Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$358	$635	$1,424

Portfolio Turnover

The YP Amazon Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Amazon Fund’s performance. For the fiscal year ended May 31, 2025, the YP Amazon Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Amazon Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Amazon.com, Inc. (“AMZN” or the “Underlying Security”), subject to potential limits on investment gains. The YP Amazon Fund seeks to employ its investment strategy as it relates to AMZN in all market, economic, or other conditions. The YP Amazon Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of AMZN, subject to a limit on potential share price returns on AMZN as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The YP Amazon Fund from time to time may also invest directly in shares of AMZN. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the YP Amazon Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to AMZN shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the YP Amazon Fund. In addition, the Adviser makes active decisions for the YP Amazon Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from AMZN’s share price, the YP Amazon Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from AMZN’s share price, the YP Amazon Fund may purchase call spreads. The YP Amazon Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the YP Amazon Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in AMZN stock, either synthetically or through purchasing shares, the YP Amazon Fund will hold positions in AMZN options contracts as described below.

For more information, see sections “The YP Amazon Fund’s Use of AMZN Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the YP Amazon Fund is not an investment in AMZN. The strategy employed to construct the YP Amazon Fund’s portfolio is designed to generate income; however the YP Amazon Fund may not fully participate in gains in AMZN’s stock price. The use of options in the YP Amazon Fund’s strategy will limit any share price gains in AMZN but the YP Amazon Fund remains subject to all potential share price losses in AMZN which may not be offset by income the YP Amazon Fund receives. The performance of the YP Amazon Fund’s shares may exceed, substantially track or trail the performance of AMZN because the options transactions that the YP Amazon Fund enters may outperform or underperform the underlying stock’s performance.

AMZN Option Contracts

As part of the YP Amazon Fund’s synthetic covered call strategy, the YP Amazon Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of AMZN.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the YP Amazon Fund - Exchange Traded Options Portfolio.”

All options contracts used by the YP Amazon Fund are based on the value of AMZN, which gives the YP Amazon Fund the right or obligation to receive or deliver shares of AMZN on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the YP Amazon Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the YP Amazon Fund due to the movement of AMZN.

Synthetic Call and Put Strategy

In seeking to achieve its investment objective, the YP Amazon Fund implements a “synthetic call and put” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The YP Amazon Fund’s strategies consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to AMZN, which allows the YP Amazon Fund to seek to participate in the changes, up or down, in the price of AMZN’s stock.

●	Covered call writing (where AMZN call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Amazon Fund to generate income.

●	Call spreads which allows the YP Amazon Fund to seek increased participation in the potential appreciation of AMZN’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Amazon Fund mitigate potential loss from AMZN’s share price.

●	Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The YP Amazon Fund may gain long exposure via purchasing AMZN shares or creating a synthetic long position. To achieve a synthetic long exposure to AMZN, the YP Amazon Fund buys AMZN call options and, simultaneously, sells AMZN put options to try to replicate the price movements of AMZN. The combination of the long call options and sold put options seek to provide the YP Amazon Fund with investment exposure equal to approximately 100% of AMZN for the duration of the applicable options exposure. The call options the YP Amazon Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the YP Amazon Fund writes (sells) call option contracts on AMZN to generate income. If the YP Amazon Fund gains long exposure synthetically, since the YP Amazon Fund does not directly own AMZN, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the AMZN call option contracts will limit the YP Amazon Fund’s participation in the appreciation in AMZN’s stock price. If the stock price of AMZN increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the YP Amazon Fund to experience similar percentage gains. However, if AMZN’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Amazon Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long stock exposure. As a result, the YP Amazon Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to AMZN and the sold (short) AMZN call positions) will limit the Fund’s participation in gains in the AMZN stock price beyond a certain point.

When the YP Amazon Fund engages in covered call writing with respect to AMZN, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase AMZN on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in AMZN.

Call Spreads

The Fund may write (sell) call spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of AMZN’s share price, while still generating net premium income. In a call option spread, the YP Amazon Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Amazon Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from AMZN’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Amazon Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Amazon Fund may purchase out-of-the-money protective put options to seek to limit loss from AMZN’s share price. The cost of protection may reduce the income generated in the portfolio.

Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The YP Amazon Fund seeks to provide monthly income in the form of distributions to shareholders. The YP Amazon Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on AMZN as described above. This income made on the YP Amazon Fund’s options transactions will depend on the volatility of AMZN and thus its price return. AMZN stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of AMZN. When this happens, the YP Amazon Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the YP Amazon Fund holds shares of AMZN directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs AMZN

For the reasons stated above, the YP Amazon Fund’s performance will differ from that of AMZN’s stock price. The performance differences will depend on, among other things, the price of AMZN, changes in the price of the AMZN options contracts the YP Amazon Fund has purchased and sold, the extent to which AMZN owns shares directly and changes in the value of the fixed income securities in the portfolio.

Fund Portfolio

The YP Amazon Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Amazon (AMZN) ETF
Portfolio Holdings (All options are based on the value of AMZN)	Investment Terms	Expected Target Maturity
Purchased call option contracts	“at-the-money” (i.e., the strike price is equal to the then-current share price of AMZN at the time of purchase) to provide exposure to positive price returns of AMZN. If the stock of AMZN increases, these options will generate corresponding increases to the YP Amazon Fund.	1-month to one-year expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of AMZN at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by AMZN.

1-month to one-year expiration dates

The Kurv Yield Premium Strategy Amazon (AMZN) ETF
Portfolio Holdings (All options are based on the value of AMZN)	Investment Terms	Expected Target Maturity
Sold (short) call option contracts

The strike price is approximately 0%-15% more than the then-current share price of the Fund’s Underlying Security at the time of sale.

They may generate current income. However, they also limit some potential positive returns that the YP Amazon Fund may have otherwise experienced. Selling a short call option will generate a loss for the YP Amazon Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less

The Kurv Yield Premium Strategy Amazon (AMZN) ETF
Portfolio Holdings (All options are based on the value of AMZN)	Investment Terms	Expected Target Maturity
AMZN Shares	Shares of AMZN	N/A
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the YP Amazon Fund’s derivative investments.

They may also generate income.

Average portfolio duration of the YP Amazon Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the YP Amazon Fund are expected to be between 50% and 100% of the YP Amazon Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the YP Amazon Fund’s net assets.

The YP Amazon Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to AMZN’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of AMZN.

The YP Amazon Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The YP Amazon Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the YP Amazon Fund if it, among other reasons, fully understands the risks inherent in an investment in the YP Amazon Fund’s Shares. There is no guarantee that the YP Amazon Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The YP Amazon Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Amazon Fund will participate in increases in value experienced by AMZN over the call period. This means that if AMZN experiences an increase in value above the strike price of the sold call options during a call period, the YP Amazon Fund will likely not experience that increase to the same extent and may significantly underperform AMZN over the call period.

There is no guarantee that the YP Amazon Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Amazon.com, Inc.

Amazon’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

THE YP AMAZON FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH AMAZON.COM, INC.

Due to the YP Amazon Fund’s investment strategy, the Fund’s investment exposure is concentrated in the same industry as that assigned to AMZN. As of the date of the Prospectus, AMZN is assigned to the internet retail industry.

This Prospectus relates only to the YP Amazon Fund shares offered hereby and is not a prospectus for the common stock or other securities of AMZN. The common stock of Amazon.com, Inc. (AMZN) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by AMZN pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. In addition, information regarding AMZN may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE YP AMAZON FUND

As with all ETFs, there is the risk that you could lose money through your investment in the YP Amazon Fund. Many factors affect the YP Amazon Fund’s net asset value (“NAV”) and performance.

YP Amazon Fund Risk.

Amazon Risk. Amazon faces risks associated with intense competition across different industries, including physical, e-commerce omnichannel retail, e-commerce services, web and infrastructure computing services, electronic devices, digital content, advertising, grocery, and transportation and logistics services; the expansion into new products, services, technologies and geographic regions; its international activities; the variability in the demand for its products and services; intellectual property rights; risks relating to successfully optimizing and operating its fulfilment network and data centers; data loss or other security breaches; maintaining key senior management personnel and the ability to hire and retain highly skilled and other key personnel; maintaining good supplier relationships, including content and technology licensors; the success of acquisitions or joint ventures or other investments; its rapidly evolving and expanding business model; and legal, regulatory and litigation issues.

Business Risks - To remain competitive and stimulate customer demand, Amazon must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Amazon’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Amazon’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Amazon expects its quarterly net sales and results of operations to fluctuate. Amazon’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Active Management Risk. The YP Amazon Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the YP Amazon Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the YP Amazon Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The YP Amazon Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the YP Amazon Fund will give up the opportunity to benefit from potential increases in the value of AMZN above the exercise prices of the written options, but will continue to bear the risk of declines in the value of AMZN. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the YP Amazon Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the YP Amazon Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the YP Amazon Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the YP Amazon Fund may be unable to write or purchase options at times that may be desirable or advantageous to the Fund to do so. If the YP Amazon Fund is unable to extinguish the option position before exercise, the YP Amazon Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the YP Amazon Fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of AMZN rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Amazon Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the YP Amazon Fund executes transactions) to a transaction with the YP Amazon Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the YP Amazon Fund will give up the opportunity to benefit from potential increases in the value of the AMZN above the exercise prices of such options, but will continue to bear the risk of declines in the value of the AMZN. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the YP Amazon Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the YP Amazon Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the YP Amazon Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the YP Amazon Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the YP Amazon Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the YP Amazon Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the YP Amazon Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the YP Amazon Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the YP Amazon Fund’s investment objective, the YP Amazon Fund seeks to provide current monthly income. There is no assurance that the YP Amazon Fund will make a distribution in any given month. If the YP Amazon Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the YP Amazon Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the YP Amazon Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The YP Amazon Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of the YP Amazon Fund shares and the YP Amazon Fund’s NAV.

●	In stressed market conditions, the market for the YP Amazon Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Amazon Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the YP Amazon Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Amazon Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the YP Amazon Fund invests in fixed income securities, the value of your investment in the YP Amazon Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the YP Amazon Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the YP Amazon Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the YP Amazon Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the YP Amazon Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YP Amazon Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the YP Amazon Fund is forced to sell an illiquid security at an unfavorable time or price, the YP Amazon Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YP Amazon Fund from limiting losses, realizing gains or achieving a high correlation with AMZN. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YP Amazon Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the YP Amazon Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The YP Amazon Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the YP Amazon Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Amazon Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in YP Amazon Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the YP Amazon Fund.

Non-Diversified Risk. The YP Amazon Fund is non-diversified. This means that the YP Amazon Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the YP Amazon Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The YP Amazon Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the YP Amazon Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The YP Amazon Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the YP Amazon Fund’s ability to meet its investment objective. Although the YP Amazon Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the YP Amazon Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the YP Amazon Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the YP Amazon Fund risks losing the entire premium invested in the option if the YP Amazon Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the YP Amazon Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the YP Amazon Fund’s performance.

Price Participation Risk. The YP Amazon Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Amazon Fund will participate in increases in value experienced by AMZN over the call period. This means that if AMZN experiences an increase in value above the strike price of the sold call options during a call period, the YP Amazon Fund will likely not experience that increase to the same extent and may significantly underperform AMZN over the call period. Additionally, because the YP Amazon Fund is limited in the degree to which it will participate in increases in value experienced by AMZN over each call period, but has full exposure to any decreases in value experienced by AMZN over the call period, the NAV of the YP Amazon Fund may decrease over any given time period. The YP Amazon Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of AMZN. The degree of participation in AMZN gains the YP Amazon Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the YP Amazon Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of AMZN, changes in interest rates, changes in the actual or perceived volatility of AMZN and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of AMZN changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the YP Amazon Fund’s NAV, will change. However, it is not expected for the YP Amazon Fund’s NAV to directly correlate on a day-to-day basis with the returns of AMZN. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the YP Amazon Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the AMZN will result in changes to the YP Amazon Fund’s NAV, the YP Amazon Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by AMZN. When an investor purchases and sells shares of the YP Amazon Fund, such purchases and sales may affect the investor’s performance in light of the Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the YP Amazon Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the YP Amazon Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns YP Amazon Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the YP Amazon Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the YP Amazon Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The YP Amazon Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the YP Amazon Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the YP Amazon Fund, which focuses on an individual security (AMZN), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The YP Amazon Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Amazon Fund realizes from its investments. As a result, a larger portion of the YP Amazon Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Amazon Fund.

The YP Amazon Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the YP Amazon Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the YP Amazon Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the YP Amazon Fund’s taxable income will be subject to tax at the YP Amazon Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the YP Amazon Fund will attempt to ensure that the value of options it holds is never 25% of the total value of the YP Amazon Fund assets at the close of any quarter. If the YP Amazon Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the YP Amazon Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The YP Amazon Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the YP Amazon Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the YP Amazon Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem the YP Amazon Fund shares on days when the YP Amazon Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the YP Amazon Fund not fair-valued securities or used a different valuation methodology. The YP Amazon Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the YP Amazon Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Amazon Fund’s annual returns. The table illustrates how the YP Amazon Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Amazon Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Amazon Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Amazon Fund (the Kurv Yield Premium Strategy Amazon (AMZN) ETF, a former series of NEOS ETF Trust) for dates prior to November 18, 2024. The YP Amazon Fund has adopted the performance of the Predecessor YP Amazon Fund as a result of a reorganization in which the YP Amazon Fund has acquired all the assets and liabilities of the Predecessor YP Amazon Fund (the “Reorganization”). Prior to the Reorganization, the YP Amazon Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Amazon Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was 1.24%.

During the period shown in the bar chart, the best performance for a quarter was 16.12% for the quarter ended December 31, 2024. The worst performance was -2.31% for the quarter ended September 30, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
YP Amazon Fund
Return Before Taxes	37.31%	44.93%
Return After Taxes on Distributions	28.65%	35.90%
Return After Taxes on Distributions and Sale of Fund Shares	21.43%	30.10%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.22%

*	The YP Amazon Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Amazon Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Managers: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Amazon Fund.

Purchase and Sale of Fund Shares: The YP Amazon Fund is an ETF. Individual Shares of the YP Amazon Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Amazon Fund (bid) and the lowest price a seller is willing to accept for Shares of the YP Amazon Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the YP Amazon Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Amazon Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Amazon Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Amazon Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Amazon Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Amazon Fund over another investment. Any such arrangements do not result in increased the YP Amazon Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Kurv Yield Premium Strategy Google (GOOGL) ETF (TICKER: GOOP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Google (GOOGL) ETF (the “YP Google Fund”) seeks to provide current income.

The YP Google Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Alphabet Inc. (“GOOGL” or “Google” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Google Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(2)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Other expenses are restated to reflect current fees and include Acquired Fund Fees and Expenses which are estimated to be under 0.005% of Fund assets.
(2)	The YP Google Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses of the YP Google Fund until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of the YP Google Fund officers and Trustees, contractual indemnification of the YP Google Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Google Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Google Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Google Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the YP Google Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Google Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$349	$617	$1,382

Portfolio Turnover

The YP Google Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Google Fund’s performance. For the fiscal year ended May 31, 2025, the YP Google Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Google Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Alphabet Inc. (“GOOGL” or the “Underlying Security), subject to potential limits on investment gains. The YP Google Fund seeks to employ its investment strategy as it relates to GOOGL in all market, economic, or other conditions. The YP Google Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of GOOGL, subject to a limit on potential share price returns on GOOGL as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The YP Google Fund from time to time may also invest directly in shares of GOOGL. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the YP Google Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to GOOGL shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the YP Google Fund. In addition, the Adviser makes active decisions for the YP Google Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from GOOGL’s share price, the YP Google Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from GOOGL’s share price, the YP Google Fund may purchase call spreads. The YP Google Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the YP Google Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in GOOGL stock, either synthetically or through purchasing shares, the YP Google Fund will hold positions in GOOGL options contracts as described below.

For more information, see sections “The YP Google Fund’s Use of GOOGL Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the YP Google Fund is not an investment in GOOGL. The strategy employed to construct the YP Google Fund’s portfolio is designed to generate income; however the YP Google Fund may not fully participate in gains in GOOGL’s stock price. The use of options in the YP Google Fund’s strategy will limit any share price gains in GOOGL but the YP Google Fund remains subject to all potential share price losses in GOOGL which may not be offset by income the YP Google Fund receives. The performance of the YP Google Fund’s shares may exceed, substantially track or trail the performance of GOOGL because the options transactions that the YP Google Fund enters may outperform or underperform the underlying stock’s performance.

GOOGL Option Contracts

As part of the YP Google Fund’s synthetic covered call strategy, the YP Google Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of GOOGL.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the YP Google Fund - Exchange Traded Options Portfolio.”

All options contracts used by the YP Google Fund are based on the value of GOOGL, which gives the YP Google Fund the right or obligation to receive or deliver shares of GOOGL on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the YP Google Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the YP Google Fund due to the movement of GOOGL.

Synthetic Call and Put Strategy

In seeking to achieve its investment objective, the YP Google Fund implements a “synthetic call and put” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The YP Google Fund’s strategies consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to GOOGL, which allows the YP Google Fund to seek to participate in the changes, up or down, in the price of GOOGL’s stock.

●	Covered call writing (where GOOGL call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Google Fund to generate income.

●	Call spreads which allows the YP Google Fund to seek increased participation in the potential appreciation of GOOGL’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Google Fund mitigate potential loss from GOOGL’s share price.

●	Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The YP Google Fund may gain long exposure via purchasing GOOGL shares or creating a synthetic long position. To achieve a synthetic long exposure to GOOGL, the YP Google Fund buys GOOGL call options and, simultaneously, sells GOOGL put options to try to replicate the price movements of GOOGL. The combination of the long call options and sold put options seek to provide the YP Google Fund with investment exposure equal to approximately 100% of GOOGL for the duration of the applicable options exposure. The call options the YP Google Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the YP Google Fund writes (sells) call option contracts on GOOGL to generate income. If the YP Google Fund gains long exposure synthetically, since the YP Google Fund does not directly own GOOGL, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the GOOGL call option contracts will limit the YP Google Fund’s participation in the appreciation in GOOGL’s stock price. If the stock price of GOOGL increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the YP Google Fund to experience similar percentage gains. However, if GOOGL’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Google Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the YP Google Fund’s synthetic and long stock exposure. As a result, the YP Google Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to GOOGL and the sold (short) GOOGL call positions) will limit the YP Google Fund’s participation in gains in the GOOGL stock price beyond a certain point.

When the YP Google Fund engages in covered call writing with respect to GOOGL, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase GOOGL on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in GOOGL.

Call Spreads

The Fund may write (sell) call spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of GOOGL’s share price, while still generating net premium income. In a call option spread, the YP Google Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Google Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from GOOGL’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Google Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Google Fund may purchase out-of-the-money protective put options to seek to limit loss from GOOGL’s share price. The cost of protection may reduce the income generated in the portfolio.

Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The YP Google Fund seeks to provide monthly income in the form of distributions to shareholders. The YP Google Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on GOOGL as described above. This income made on the YP Google Fund’s options transactions will depend on the volatility of GOOGL and thus its price return. GOOGL stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of GOOGL. When this happens, the YP Google Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the YP Google Fund holds shares of GOOGL directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs GOOGL

For the reasons stated above, the YP Google Fund’s performance will differ from that of GOOGL’s stock price. The performance differences will depend on, among other things, the price of GOOGL, changes in the price of the GOOGL options contracts the YP Google Fund has purchased and sold, the extent to which GOOGL owns shares directly and changes in the value of the fixed income securities in the portfolio.

Fund Portfolio

The YP Google Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Google (GOOGL) ETF
Portfolio Holdings (All options are based on the value of GOOGL)	Investment Terms	Expected Target Maturity
Purchased call option contracts	“at-the-money” (i.e., the strike price is equal to the then-current share price of GOOGL at the time of purchase) to provide exposure to positive price returns of GOOGL. If the stock of GOOGL increases, these options will generate corresponding increases to the YP Google Fund.	1-month to one-year expiration dates

The Kurv Yield Premium Strategy Google (GOOGL) ETF
Portfolio Holdings (All options are based on the value of GOOGL)	Investment Terms	Expected Target Maturity
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of GOOGL at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by GOOGL

1-month to one-year expiration dates
Sold (short) call option contracts

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale.

They may generate current income. However, they also limit some potential positive returns that the YP Google Fund may have otherwise experienced. Selling a short call option will generate a loss for the YP Google Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less

The Kurv Yield Premium Strategy Google (GOOGL) ETF
Portfolio Holdings (All options are based on the value of GOOGL)	Investment Terms	Expected Target Maturity
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less
GOOGL Shares	Shares of GOOGL	N/A

The Kurv Yield Premium Strategy Google (GOOGL) ETF
Portfolio Holdings (All options are based on the value of GOOGL)	Investment Terms	Expected Target Maturity
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the YP Google Fund’s derivative investments.

They may also generate income.

Average portfolio duration of the YP Google Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the YP Google Fund are expected to be between 50% and 100% of the YP Google Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the YP Google Fund’s net assets.

The YP Google Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to GOOGL’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of GOOGL.

The YP Google Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The YP Google Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the YP Google Fund if it, among other reasons, fully understands the risks inherent in an investment in the YP Google Fund’s Shares. There is no guarantee that the YP Google Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The YP Google Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Google Fund will participate in increases in value experienced by GOOGL over the call period. This means that if GOOGL experiences an increase in value above the strike price of the sold call options during a call period, the YP Google Fund will likely not experience that increase to the same extent and may significantly underperform GOOGL over the call period.

There is no guarantee that the YP Google Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Alphabet Inc.

Alphabet Inc. is a collection of businesses - the largest of which are Google Services and Google Cloud. Google Services’ core products and platforms include ads, Android, Chrome, hardware, Gmail, Google Drive, Google Maps, Google Photos, Google Play, Search, and YouTube. Google Cloud is a company built in the cloud. Google offers infrastructure, security, data management, analytics and AI services. Google provides businesses with features like data migration, modern development environments, and machine learning tools to provide enterprise-ready cloud services, including Google Cloud Platform and Google Workspace. The YP Google Fund invests in Class A stock, which is the voting stock.

Google Cloud Platform enables developers to build, test, and deploy applications on its highly scalable and reliable infrastructure. Google Workspace collaboration tools include apps like Gmail, Docs, Drive, Calendar and Meet, which are designed with real-time collaboration and machine intelligence to help people work smarter. Google’s invests in emerging businesses at various stages of development, ranging from those in the R&D phase to those that are in the beginning stages of commercialization.

THE YP GOOGLE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ALPHABET INC.

Due to the YP Google Fund’s investment strategy, the YP Google Fund’s investment exposure is concentrated in the same industry as that assigned to GOOGL. As of the date of the Prospectus, GOOGL is assigned to the internet content and information industry.

This Prospectus relates only to the YP Google Fund shares offered hereby and is not a prospectus for the common stock or other securities of GOOGL. The common stock of Alphabet Inc. (GOOGL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by GOOGL pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. In addition, information regarding GOOGL may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE YP GOOGLE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the YP Google Fund. Many factors affect the YP Google Fund’s net asset value (“NAV”) and performance.

Google Security Risk. Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

Active Management Risk. The YP Google Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the YP Google Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the YP Google Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The YP Google Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the YP Google Fund will give up the opportunity to benefit from potential increases in the value of GOOGL above the exercise prices of the written options, but will continue to bear the risk of declines in the value of GOOGL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the YP Google Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the YP Google Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the YP Google Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the YP Google Fund may be unable to write or purchase options at times that may be desirable or advantageous to the YP Google Fund to do so. If the YP Google Fund is unable to extinguish the option position before exercise, the YP Google Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the YP Google Fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of GOOGL rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Google Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the YP Google Fund executes transactions) to a transaction with the YP Google Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the YP Google Fund will give up the opportunity to benefit from potential increases in the value of the GOOGL above the exercise prices of such options, but will continue to bear the risk of declines in the value of the GOOGL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the YP Google Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the YP Google Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the YP Google Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the YP Google Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the YP Google Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the YP Google Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the YP Google Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the YP Google Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the YP Google Fund’s investment objective, the YP Google Fund seeks to provide current monthly income. There is no assurance that the YP Google Fund will make a distribution in any given month. If the YP Google Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the YP Google Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the YP Google Fund will fluctuate based on changes in the value of the U.S. equity securities held by the YP Google Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The YP Google Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of the YP Google Fund shares and the YP Google Fund’s NAV.

●	In stressed market conditions, the market for the YP Google Fund’s shares may become less liquid in response to the deteriorating liquidity of the YP Google Fund’s portfolio. This adverse effect on the liquidity of the YP Google Fund’s shares may, in turn, lead to differences between the market value of the YP Google Fund’s shares and the YP Google Fund’s NAV.

●	An active trading market for the YP Google Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Google Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the YP Google Fund’s shares.

Fixed Income Securities Risk. When the YP Google Fund invests in fixed income securities, the value of your investment in the YP Google Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the YP Google Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the YP Google Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the YP Google Fund, possibly causing the YP Google Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the YP Google Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YP Google Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the YP Google Fund is forced to sell an illiquid security at an unfavorable time or price, the YP Google Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YP Google Fund from limiting losses, realizing gains or achieving a high correlation with GOOGL. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YP Google Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the YP Google Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The YP Google Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the YP Google Fund makes a distribution, the YP Google Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Google Fund, if any, may significantly erode the YP Google Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in the YP Google Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the YP Google Fund.

Non-Diversified Risk. The YP Google Fund is non-diversified. This means that the YP Google Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the YP Google Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the YP Google Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The YP Google Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the YP Google Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The YP Google Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the YP Google Fund’s ability to meet its investment objective. Although the YP Google Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the YP Google Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the YP Google Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the YP Google Fund risks losing the entire premium invested in the option if the YP Google Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the YP Google Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the YP Google Fund’s performance.

Price Participation Risk. The YP Google Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Google Fund will participate in increases in value experienced by GOOGL over the call period. This means that if GOOGL experiences an increase in value above the strike price of the sold call options during a call period, the YP Google Fund will likely not experience that increase to the same extent and may significantly underperform GOOGL over the call period. Additionally, because the YP Google Fund is limited in the degree to which it will participate in increases in value experienced by GOOGL over each call period, but has full exposure to any decreases in value experienced by GOOGL over the call period, the NAV of the YP Google Fund may decrease over any given time period. The YP Google Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of GOOGL. The degree of participation in GOOGL gains the YP Google Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the YP Google Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of GOOGL, changes in interest rates, changes in the actual or perceived volatility of GOOGL and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of GOOGL changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the YP Google Fund’s NAV, will change. However, it is not expected for the YP Google Fund’s NAV to directly correlate on a day-to-day basis with the returns of GOOGL. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the YP Google Fund’s NAV, which may not be in full effect until the expiration date of the YP Google Fund’s options contracts. Therefore, while changes in the price of the GOOGL will result in changes to the YP Google Fund’s NAV, the YP Google Fund generally anticipates that the rate of change in the YP Google Fund’s NAV will be different than that experienced by GOOGL. When an investor purchases and sells shares of the YP Google Fund, such purchases and sales may affect the investor’s performance in light of the YP Google Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the YP Google Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the YP Google Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns the YP Google Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the YP Google Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the YP Google Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The YP Google Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the YP Google Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the YP Google Fund, which focuses on an individual security (GOOGL), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The YP Google Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Google Fund realizes from its investments. As a result, a larger portion of the YP Google Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Google Fund.

The YP Google Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the YP Google Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the YP Google Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the YP Google Fund’s taxable income will be subject to tax at the YP Google Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the YP Google Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the YP Google Fund’s investments in options were to exceed 25% of the YP Google Fund’s total assets at the end of a tax quarter, the YP Google Fund, generally, has a grace period to cure such lack of compliance. If the YP Google Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The YP Google Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the YP Google Fund could receive upon the sale of a security or other asset may differ from the YP Google Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the YP Google Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the YP Google Fund’s shares. Authorized Participants who purchase or redeem the YP Google Fund shares on days when the YP Google Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the YP Google Fund not fair-valued securities or used a different valuation methodology. The YP Google Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the YP Google Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Google Fund’s annual returns. The table illustrates how the YP Google Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Google Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Google Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Google Fund (the Kurv Yield Premium Strategy Google (GOOGL) ETF) for dates prior to November 18, 2024. The YP Google Fund has adopted the performance of the Predecessor YP Google Fund as a result of a reorganization in which the YP Google Fund has acquired all the assets and liabilities of the Predecessor YP Google Fund (the “Reorganization”). Prior to the Reorganization, the YP Google Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Google Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was -7.19%.

During the period shown in the bar chart, the best performance for a quarter was 18.00% for the quarter ended June 30, 2024. The worst performance was -7.33% for the quarter ended September 30, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
YP Google Fund
Return Before Taxes	27.66%	34.17%
Return After Taxes on Distributions	21.61%	27.79%
Return After Taxes on Distributions and Sale of Fund Shares	16.02%	23.17%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.22%

*	The YP Google Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Google Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Google Fund.

Purchase and Sale of Fund Shares: The YP Google Fund is an ETF. Individual Shares of the YP Google Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Google Fund (bid) and the lowest price a seller is willing to accept for Shares of the YP Google Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Google Fund’s Shares have more trading volume and market liquidity and higher if the YP Google Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Google Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the YP Google Fund’s website at www.kurvinvest.com.

Tax Information: The YP Google Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Google Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Google Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Google Fund over another investment. Any such arrangements do not result in increased the YP Google Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Kurv Yield Premium Strategy Microsoft (MSFT) ETF (TICKER: MSFY) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Microsoft (MSFT) ETF (the “YP Microsoft Fund”) seeks to provide current income.

The YP Microsoft Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Microsoft Corporation (“MSFT” or “Microsoft” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Microsoft Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.08%
Total Annual Fund Operating Expenses	1.23%
Fee Waiver(2)	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Other expenses are restated to reflect current fees and include Acquired Fund Fees and Expenses which are estimated to be under 0.005% of Fund assets.
(2)	The YP Microsoft Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses of the YP Microsoft Fund until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of the YP Microsoft Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Microsoft Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Microsoft Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Microsoft Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the YP Microsoft Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Microsoft Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$367	$652	$1,466

Portfolio Turnover

The YP Microsoft Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Microsoft Fund’s performance. For the fiscal year ended May 31, 2025, the YP Microsoft Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Microsoft Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Microsoft Corporation (“MSFT” or the “Underlying Security), subject to potential limits on investment gains. The YP Microsoft Fund seeks to employ its investment strategy as it relates to MSFT in all market, economic, or other conditions. The YP Microsoft Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of MSFT, subject to a limit on potential share price returns on MSFT as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The YP Microsoft Fund from time to time may also invest directly in shares of MSFT. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the YP Microsoft Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to MSFT shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the YP Microsoft Fund. In addition, the Adviser makes active decisions for the YP Microsoft Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from MSFT’s share price, the YP Microsoft Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from MSFT’s share price, the YP Microsoft Fund may purchase call spreads. The YP Microsoft Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the YP Microsoft Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in MSFT stock, either synthetically or through purchasing shares, the YP Microsoft Fund will hold positions in MSFT options contracts as described below.

For more information, see sections “The YP Microsoft Fund’s Use of MSFT Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the YP Microsoft Fund is not an investment in MSFT. The strategy employed to construct the YP Microsoft Fund’s portfolio is designed to generate income; however the YP Microsoft Fund may not fully participate in gains in MSFT’s stock price. The use of options in the YP Microsoft Fund’s strategy will limit any share price gains in MSFT but the YP Microsoft Fund remains subject to all potential share price losses in MSFT which may not be offset by income the YP Microsoft Fund receives. The performance of the YP Microsoft Fund’s shares may exceed, substantially track or trail the performance of MSFT because the options transactions that the YP Microsoft Fund enters may outperform or underperform the underlying stock’s performance.

MSFT Option Contracts

As part of the YP Microsoft Fund’s synthetic covered call strategy, the YP Microsoft Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of MSFT.

allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the YP Microsoft Fund – Exchange Traded Options Portfolio.”

All options contracts used by the YP Microsoft Fund are based on the value of MSFT, which gives the YP Microsoft Fund the right or obligation to receive or deliver shares of MSFT on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the YP Microsoft Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the YP Microsoft Fund due to the movement of MSFT.

Synthetic Call and Put Strategy

●	In seeking to achieve its investment objective, the YP Microsoft Fund implements a “synthetic call and put” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The YP Microsoft Fund’s strategies consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to MSFT, which allows the YP Microsoft Fund to seek to participate in the changes, up or down, in the price of MSFT’s stock.

●	Covered call writing (where MSFT call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Microsoft Fund to generate income.

●	Call spreads which allows the YP Microsoft Fund to seek increased participation in the potential appreciation of MSFT’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Microsoft Fund mitigate potential loss from MSFT’s share price.

●	Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The YP Microsoft Fund may gain long exposure via purchasing MSFT shares or creating a synthetic long position. To achieve a synthetic long exposure to MSFT, the YP Microsoft Fund buys MSFT call options and, simultaneously, sells MSFT put options to try to replicate the price movements of MSFT. The combination of the long call options and sold put options seek to provide the YP Microsoft Fund with investment exposure equal to approximately 100% of MSFT for the duration of the applicable options exposure. The call options the YP Microsoft Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the YP Microsoft Fund writes (sells) call option contracts on MSFT to generate income. If the YP Microsoft Fund gains long exposure synthetically, since the YP Microsoft Fund does not directly own MSFT, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the MSFT call option contracts will limit the YP Microsoft Fund’s participation in the appreciation in MSFT’s stock price. If the stock price of MSFT increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the YP Microsoft Fund to experience similar percentage gains. However, if MSFT’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Microsoft Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the YP Microsoft Fund’s synthetic and long stock exposure. As a result, the YP Microsoft Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to MSFT and the sold (short) MSFT call positions) will limit the YP Microsoft Fund’s participation in gains in the MSFT stock price beyond a certain point.

When the YP Microsoft Fund engages in covered call writing with respect to MSFT, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase MSFT on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in MSFT.

Call Spreads

The Fund may write (sell) call or put spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of MSFT’s share price, while still generating net premium income. In a call option spread, the YP Microsoft Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Microsoft Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from MSFT’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Microsoft Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Microsoft Fund may purchase out-of-the-money protective put options to seek to limit loss from MSFT’s share price. The cost of protection may reduce the income generated in the portfolio.

Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The YP Microsoft Fund seeks to provide monthly income in the form of distributions to shareholders. The YP Microsoft Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on MSFT as described above. This income made on the YP Microsoft Fund’s options transactions will depend on the volatility of MSFT and thus its price return. MSFT stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of MSFT. When this happens, the YP Microsoft Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the YP Microsoft Fund holds shares of MSFT directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs MSFT

For the reasons stated above, the YP Microsoft Fund’s performance will differ from that of MSFT’s stock price. The performance differences will depend on, among other things, the price of MSFT, changes in the price of the MSFT options contracts the YP Microsoft Fund has purchased and sold, the extent to which MSFT owns shares directly and changes in the value of the fixed income securities in the portfolio.

Fund Portfolio

The YP Microsoft Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Portfolio Holdings (All options are based on the value of MSFT)	Investment Terms	Expected Target Maturity
Purchased call option contracts	“at-the-money” (i.e., the strike price is equal to the then-current share price of MSFT at the time of purchase) to provide exposure to positive price returns of MSFT. If the stock of MSFT increases, these options will generate corresponding increases to the YP Microsoft Fund.	1-month to one-year expiration dates
Sold put option contracts	“at-the-money” (i.e., the strike price is equal to the then-current share price of MSFT at the time of sale). They are sold to help pay for the purchased call options described above. However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by MSFT.	1-month to one-year expiration dates

The Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Portfolio Holdings (All options are based on the value of MSFT)	Investment Terms	Expected Target Maturity
Sold (short) call option contracts

“The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale.

They may generate current income. However, they also limit some potential positive returns that the YP Microsoft Fund may have otherwise experienced. Selling a short call option will generate a loss for the YP Microsoft Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less

The Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Portfolio Holdings (All options are based on the value of MSFT)	Investment Terms	Expected Target Maturity
MSFT Shares	Shares of MSFT	N/A
Short-term Fixed Income Instruments and Cash	Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year. These instruments may be used as collateral for the YP Microsoft Fund’s derivative investments. They may also generate income.	Average portfolio duration of the YP Microsoft Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the YP Microsoft Fund are expected to be between 50% and 100% of the YP Microsoft Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the YP Microsoft Fund’s net assets.

The YP Microsoft Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to MSFT’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of MSFT.

The YP Microsoft Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The YP Microsoft Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the YP Microsoft Fund if it, among other reasons, fully understands the risks inherent in an investment in the YP Microsoft Fund’s Shares. There is no guarantee that the YP Microsoft Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The YP Microsoft Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Microsoft Fund will participate in increases in value experienced by MSFT over the call period. This means that if MSFT experiences an increase in value above the strike price of the sold call options during a call period, the YP Microsoft Fund will likely not experience that increase to the same extent and may significantly underperform MSFT over the call period.

There is no guarantee that the YP Microsoft Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Microsoft Corporation

Microsoft’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

THE YP MICROSOFT FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH MICROSOFT CORPORATION.

Due to the YP Microsoft Fund’s investment strategy, the YP Microsoft Fund’s investment exposure is concentrated in the same industry as that assigned to MSFT. As of the date of the Prospectus, MSFT is assigned to the software-infrastructure industry.

This Prospectus relates only to the YP Microsoft Fund shares offered hereby and is not a prospectus for the common stock or other securities of MSFT. The common stock of Microsoft Corporation (MSFT) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by MSFT pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. In addition, information regarding MSFT may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE YP MICROSOFT FUND

As with all ETFs, there is the risk that you could lose money through your investment in the YP Microsoft Fund. Many factors affect the YP Microsoft Fund’s net asset value (“NAV”) and performance.

Microsoft Risk. Microsoft’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Microsoft’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Microsoft must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Microsoft’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Microsoft’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Microsoft expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Active Management Risk. The YP Microsoft Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the YP Microsoft Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the YP Microsoft Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The YP Microsoft Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the YP Microsoft Fund will give up the opportunity to benefit from potential increases in the value of MSFT above the exercise prices of the written options, but will continue to bear the risk of declines in the value of MSFT. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the YP Microsoft Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the YP Microsoft Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the YP Microsoft Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the YP Microsoft Fund may be unable to write or purchase options at times that may be desirable or advantageous to the YP Microsoft Fund to do so. If the YP Microsoft Fund is unable to extinguish the option position before exercise, the YP Microsoft Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the YP Microsoft Fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of MSFT rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Microsoft Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the YP Microsoft Fund executes transactions) to a transaction with the YP Microsoft Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the YP Microsoft Fund will give up the opportunity to benefit from potential increases in the value of the MSFT above the exercise prices of such options, but will continue to bear the risk of declines in the value of the MSFT. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the YP Microsoft Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the YP Microsoft Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the YP Microsoft Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the YP Microsoft Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the YP Microsoft Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the YP Microsoft Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the YP Microsoft Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the YP Microsoft Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the YP Microsoft Fund’s investment objective, the YP Microsoft Fund seeks to provide current monthly income. There is no assurance that the YP Microsoft Fund will make a distribution in any given month. If the YP Microsoft Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the YP Microsoft Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the YP Microsoft Fund will fluctuate based on changes in the value of the U.S. equity securities held by the YP Microsoft Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The YP Microsoft Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of the YP Microsoft Fund shares and the YP Microsoft Fund’s NAV.

●	In stressed market conditions, the market for the YP Microsoft Fund’s shares may become less liquid in response to the deteriorating liquidity of the YP Microsoft Fund’s portfolio. This adverse effect on the liquidity of the YP Microsoft Fund’s shares may, in turn, lead to differences between the market value of the YP Microsoft Fund’s shares and the YP Microsoft Fund’s NAV.

●	An active trading market for the YP Microsoft Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Microsoft Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the YP Microsoft Fund’s shares.

Fixed Income Securities Risk. When the YP Microsoft Fund invests in fixed income securities, the value of your investment in the YP Microsoft Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the YP Microsoft Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the YP Microsoft Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the YP Microsoft Fund, possibly causing the YP Microsoft Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the YP Microsoft Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YP Microsoft Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the YP Microsoft Fund is forced to sell an illiquid security at an unfavorable time or price, the YP Microsoft Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YP Microsoft Fund from limiting losses, realizing gains or achieving a high correlation with MSFT. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YP Microsoft Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the YP Microsoft Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The YP Microsoft Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the YP Microsoft Fund makes a distribution, the YP Microsoft Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Microsoft Fund, if any, may significantly erode the YP Microsoft Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in the YP Microsoft Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the YP Microsoft Fund.

Non-Diversified Risk. The YP Microsoft Fund is non-diversified. This means that the YP Microsoft Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the YP Microsoft Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the YP Microsoft Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The YP Microsoft Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the YP Microsoft Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The YP Microsoft Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the YP Microsoft Fund’s ability to meet its investment objective. Although the YP Microsoft Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the YP Microsoft Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the YP Microsoft Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the YP Microsoft Fund risks losing the entire premium invested in the option if the YP Microsoft Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the YP Microsoft Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the YP Microsoft Fund’s performance.

Price Participation Risk. The YP Microsoft Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Microsoft Fund will participate in increases in value experienced by MSFT over the call period. This means that if MSFT experiences an increase in value above the strike price of the sold call options during a call period, the YP Microsoft Fund will likely not experience that increase to the same extent and may significantly underperform MSFT over the call period. Additionally, because the YP Microsoft Fund is limited in the degree to which it will participate in increases in value experienced by MSFT over each call period, but has full exposure to any decreases in value experienced by MSFT over the call period, the NAV of the YP Microsoft Fund may decrease over any given time period. The YP Microsoft Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of MSFT. The degree of participation in MSFT gains the YP Microsoft Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the YP Microsoft Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of MSFT, changes in interest rates, changes in the actual or perceived volatility of MSFT and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of MSFT changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the YP Microsoft Fund’s NAV, will change. However, it is not expected for the YP Microsoft Fund’s NAV to directly correlate on a day-to-day basis with the returns of MSFT. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the YP Microsoft Fund’s NAV, which may not be in full effect until the expiration date of the YP Microsoft Fund’s options contracts. Therefore, while changes in the price of the MSFT will result in changes to the YP Microsoft Fund’s NAV, the YP Microsoft Fund generally anticipates that the rate of change in the YP Microsoft Fund’s NAV will be different than that experienced by MSFT. When an investor purchases and sells shares of the YP Microsoft Fund, such purchases and sales may affect the investor’s performance in light of the YP Microsoft Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the YP Microsoft Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the YP Microsoft Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the YP Microsoft Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the YP Microsoft Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The YP Microsoft Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the YP Microsoft Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the YP Microsoft Fund, which focuses on an individual security (MSFT), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The YP Microsoft Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Microsoft Fund realizes from its investments. As a result, a larger portion of the YP Microsoft Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Microsoft Fund.

The YP Microsoft Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the YP Microsoft Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the YP Microsoft Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the YP Microsoft Fund’s taxable income will be subject to tax at the YP Microsoft Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the YP Microsoft Fund will attempt to ensure that the value of options it holds is never 25% of the total value of the YP Microsoft Fund assets at the close of any quarter. If the YP Microsoft Fund’s investments in options were to exceed 25% of the YP Microsoft Fund’s total assets at the end of a tax quarter, the YP Microsoft Fund, generally, has a grace period to cure such lack of compliance. If the YP Microsoft Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The YP Microsoft Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the YP Microsoft Fund could receive upon the sale of a security or other asset may differ from the YP Microsoft Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the YP Microsoft Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the YP Microsoft Fund’s shares. Authorized Participants who purchase or redeem the YP Microsoft Fund shares on days when the YP Microsoft Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the YP Microsoft Fund not fair-valued securities or used a different valuation methodology. The YP Microsoft Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the YP Microsoft Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Microsoft Fund’s annual returns. The table illustrates how the YP Microsoft Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Microsoft Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Microsoft Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Microsoft Fund (the Kurv Yield Premium Strategy Microsoft (MSFT) ETF for dates prior to November 18, 2024. The YP Microsoft Fund has adopted the performance of the Predecessor YP Microsoft Fund as a result of a reorganization in which the YP Microsoft Fund has acquired all the assets and liabilities of the Predecessor YP Microsoft Fund (the “Reorganization”). Prior to the Reorganization, the YP Microsoft Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Microsoft Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was 12.49%.

During the period shown in the bar chart, the best performance for a quarter was 10.97% for the quarter ended March 31, 2024. The worst performance was -3.47% for the quarter ended September 30, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
YP Microsoft Fund
Return Before Taxes	10.19%	14.97%
Return After Taxes on Distributions	5.43%	9.96%
Return After Taxes on Distributions and Sale of Fund Shares	6.03%	9.31%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.22%

*	The YP Microsoft Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Microsoft Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Microsoft Fund

Purchase and Sale of Fund Shares: The YP Microsoft Fund is an ETF. Individual Shares of the YP Microsoft Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Microsoft Fund (bid) and the lowest price a seller is willing to accept for Shares of the YP Microsoft Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the YP Microsoft Fund’s Shares have more trading volume and market liquidity and higher if the YP Microsoft Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Microsoft Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the YP Microsoft Fund’s website at www.kurvinvest.com.

Tax Information: The YP Microsoft Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Microsoft Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Microsoft Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Microsoft Fund over another investment. Any such arrangements do not result in increased the YP Microsoft Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Kurv Yield Premium Strategy Netflix (NFLX) ETF (TICKER: NFLP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Netflix (NFLX) ETF (the “YP Netflix Fund”) seeks to provide current income.

The YP Netflix Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Netflix Inc. (“NFLX” or “Netflix” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Netflix Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(2)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Other expenses are restated to reflect current fees and include Acquired Fund Fees and Expenses which are estimated to be under 0.005% of Fund assets.

(2)	The YP Netflix Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of the YP Netflix Fund officers and Trustees, contractual indemnification of the YP Netflix Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Netflix Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Netflix Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Netflix Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the YP Netflix Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Netflix Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$349	$617	$1,382

Portfolio Turnover

The YP Netflix Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Netflix Fund’s performance. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Netflix Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Netflix Inc. (“NFLX” or the “Underlying Security), subject to potential limits on investment gains. The YP Netflix Fund seeks to employ its investment strategy as it relates to NFLX in all market, economic, or other conditions. The YP Netflix Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (I) income derived from options premiums and (2) exposure to the share price returns of NFLX, subject to a limit on potential share price returns on NFLX as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The YP Netflix Fund from time to time may also invest directly in shares of NFLX. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the YP Netflix Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to NFLX shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the YP Netflix Fund. ln addition, the Adviser makes active decisions for the YP Netflix Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from NFLX’s share price, the YP Netflix Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from NFLX’s share price, the YP Netflix Fund may purchase call spreads. The YP Netflix Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the YP Netflix Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in NFLX stock, either synthetically or through purchasing shares, the YP Netflix Fund will hold positions in NFLX options contracts as described below.

For more information, see sections “The YP Netflix Fund’s Use of NFLX Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the YP Netflix Fund is not an investment in NFLX. The strategy employed to construct the YP Netflix Fund’s portfolio is designed to generate income; however the YP Netflix Fund may not fully participate in gains in NFLX’s stock price. The use of options in the YP Netflix Fund’s strategy will limit any share price gains in NLFX but the YP Netflix Fund remains subject to all potential share price losses in NFLX which may not be offset by income the YP Netflix Fund receives. The performance of the YP Netflix Fund’s shares may exceed, substantially track or trail the performance of NFLX because the options transactions that the YP Netflix Fund enters may outperform or underperform the underlying stock’s performance.

NFLX Option Contracts

As part of the YP Netflix Fund’s synthetic covered call strategy, the YP Netflix Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of NFLX.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the YP Netflix Fund-Exchange Traded Options Portfolio.”

All options contracts used by the YP Netflix Fund are based on the value of NFLX, which gives the YP Netflix Fund the right or obligation to receive or deliver shares of NFLX on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the YP Netflix Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the YP Netflix Fund due to the movement of NFLX.

Synthetic Call and Put Strategy

In seeking to achieve its investment objective, the YP Netflix Fund implements a “synthetic call and put” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The YP Netflix Fund’s strategies consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to NFLX, which allows the YP Netflix Fund to seek to participate in the changes, up or down, in the price of NFLX’s stock.

●	Covered call writing (where NFLX call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Netflix Fund to generate income.

●	Covered call writing (where NFLX call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Netflix Fund to generate income.

●	Call spreads which allows the YP Netflix Fund to seek increased participation in the potential appreciation of NFLX’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Netflix Fund mitigate potential loss from NFLX’s share price.

●	Short-dated, fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The YP Netflix Fund may gain long exposure via purchasing NFLX shares or creating a synthetic long position. To achieve a synthetic long exposure to NFLX, the YP Netflix Fund buys NFLX call options and, simultaneously, sells NFLX put options to try to replicate the price movements of NFLX. The combination of the long call options and sold put options seek to provide the YP Netflix Fund with investment exposure equal to approximately 100% of NFLX for the duration of the applicable options exposure. The call options the YP Netflix Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the YP Netflix Fund writes (sells) call option contracts on NFLX to generate income. If the YP Netflix Fund gains long exposure synthetically, since the YP Netflix Fund does not directly own NFLX, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the NFLX call option contracts will limit the YP Netflix Fund’s participation in the appreciation in NFLX’s stock price. If the stock price of NFLX increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the YP Netflix Fund to experience similar percentage gains. However, if NFLX’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Netflix Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the YP Netflix Fund’s synthetic and long stock exposure. As a result, the YP Netflix Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to NFLX and the sold (short) NFLX call positions) will limit the YP Netflix Fund’s participation in gains in the NFLX stock price beyond a certain point.

When the YP Netflix Fund engages in covered call writing with respect to NFLX, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase NFLX on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in NFLX.

Call Spreads

The Fund may write (sell) call or put spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of NFLX’s share price, while still generating net premium income. In a call option spread, the YP Netflix Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Netflix Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from NFLX’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Netflix Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Amazon Fund may purchase out-of-the-money protective put options to seek to limit loss from NFLX’s share price. The cost of protection may reduce the income generated in the portfolio.

Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The YP Netflix Fund seeks to provide monthly income in the form of distributions to shareholders. The YP Netflix Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on NFLX as described above. This income made on the YP Netflix Fund’s options transactions will depend on the volatility of NFLX and thus its price return. NFLX stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of NFLX. When this happens, the YP Netflix Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the YP Netflix Fund holds shares of NFLX directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs NFLX

For the reasons stated above, the YP Netflix Fund’s performance will differ from that of NFLX’s stock price. The performance differences will depend on, among other things, the price of NFLX, changes in the price of the NFLX options contracts the YP Netflix Fund has purchased and sold, the extent to which NFLX owns shares directly and changes in the value of the fixed income securities in the portfolio.

Fund Portfolio

The YP Netflix Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Netflix (NFLX) ETF
Portfolio Holdings (All options are based on the value of NFLX)	Investment Terms	Expected Target Maturity
Purchased call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of NFLX at the time of purchase) to provide exposure to positive price returns of NFLX.

If the stock of NFLX increases, these options will generate corresponding increases to the YP Netflix Fund.

1-month to one-year expiration dates

The Kurv Yield Premium Strategy Netflix (NFLX) ETF
Portfolio Holdings (All options are based on the value of NFLX)	Investment Terms	Expected Target Maturity
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of N FLX at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by NFLX.

1-month to one-year expiration dates
Sold (short) call option contracts

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale).

They may generate current income. However, they also limit some potential positive returns that the YP Netflix Fund may have otherwise experienced. Selling a short call option will generate a loss for the YP Netflix Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less

The Kurv Yield Premium Strategy Netflix (NFLX) ETF
Portfolio Holdings (All options are based on the value of NFLX)	Investment Terms	Expected Target Maturity
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less

The Kurv Yield Premium Strategy Netflix (NFLX) ETF
Portfolio Holdings (All options are based on the value of NFLX)	Investment Terms	Expected Target Maturity
NLFX Shares	Shares of NLFX	N/A
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the YP Netflix Fund’s derivative investments.

They may also generate income.

Average portfolio duration of the YP Netflix Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the YP Netflix Fund are expected to be between 50% and 100% of the YP Netflix Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the YP Netflix Fund’s net assets.

The YP Netflix Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to NFLX’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of NFLX.

The YP Netflix Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The YP Netflix Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the YP Netflix Fund if it, among other reasons, fully understands the risks inherent in an investment in the YP Netflix Fund’s Shares. There is no guarantee that the YP Netflix Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The YP Netflix Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Netflix Fund will participate in increases in value experienced by NFLX over the call period. This means that if NFLX experiences an increase in value above the strike price of the sold call options during a call period, the YP Netflix Fund will likely not experience that increase to the same extent and may significantly underperform NFLX over the call period.

There is no guarantee that the YP Netflix Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Netflix Inc.

Netflix’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

THE YP NETFLIX FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH NETFLIX INC.

Due to the YP Netflix Fund’s investment strategy, the YP Netflix Fund’s investment exposure is concentrated in the same industry as that assigned to NFLX. As of the date of the Prospectus, NFLX is assigned to the entertainment industry.

This Prospectus relates only to the YP Netflix Fund shares offered hereby and is not a prospectus for the common stock or other securities of NFLX. The common stock of Netflix Inc. (NFLX) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NFLX pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. ln addition, information regarding NFLX may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE YP NETFLIX FUND

As with all ETFs, there is the risk that you could lose money through your investment in the YP Netflix Fund. Many factors affect the YP Netflix Fund’s net asset value (“NAV”) and performance.

Netflix Risk. Netflix, Inc. faces risks related to maintaining and expanding membership for its streaming services; competition in the entertainment video market; unforeseen costs or liability in connection with content that is acquired, produced, licensed and/or distributed through its service; the ability to manage change and growth in its business; costs and challenges associated with strategic acquisitions and investments; regulatory changes and legal issues; protecting its intellectual property; consumer data privacy issues; and network operators handling and changing data access.

Active Management Risk. The YP Netflix Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the YP Netflix Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the YP Netflix Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The YP Netflix Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the YP Netflix Fund will give up the opportunity to benefit from potential increases in the value of NFLX above the exercise prices of the written options, but will continue to bear the risk of declines in the value of NFLX. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the YP Netflix Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the YP Netflix Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the YP Netflix Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the YP Netflix Fund may be unable to write or purchase options at times that may be desirable or advantageous to the YP Netflix Fund to do so. If the YP Netflix Fund is unable to extinguish the option position before exercise, the YP Netflix Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the YP Netflix Fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of NFLX rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Netflix Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the YP Netflix Fund executes transactions) to a transaction with the YP Netflix Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the YP Netflix Fund will give up the opportunity to benefit from potential increases in the value of the NFLX above the exercise prices of such options, but will continue to bear the risk of declines in the value of the NFLX. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the YP Netflix Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the YP Netflix Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the YP Netflix Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the YP Netflix Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the YP Netflix Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the YP Netflix Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the YP Netflix Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the YP Netflix Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the YP Netflix Fund’s investment objective, the YP Netflix Fund seeks to provide current monthly income. There is no assurance that the YP Netflix Fund will make a distribution in any given month. If the YP Netflix Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the YP Netflix Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the YP Netflix Fund will fluctuate based on changes in the value of the U.S. equity securities held by the YP Netflix Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The YP Netflix Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of the YP Netflix Fund shares and the YP Netflix Fund’s NAV.

●	In stressed market conditions, the market for the YP Netflix Fund’s shares may become less liquid in response to the deteriorating liquidity of the YP Netflix Fund’s portfolio. This adverse effect on the liquidity of the YP Netflix Fund’s shares may, in turn, lead to differences between the market value of the YP Netflix Fund’s shares and the YP Netflix Fund’s NAV.

●	An active trading market for the YP Netflix Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Netflix Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the YP Netflix Fund’s shares.

Fixed Income Securities Risk. When the YP Netflix Fund invests in fixed income securities, the value of your investment in the YP Netflix Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the YP Netflix Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the YP Netflix Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the YP Netflix Fund, possibly causing the YP Netflix Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the YP Netflix Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YP Netflix Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the YP Netflix Fund is forced to sell an illiquid security at an unfavorable time or price, the YP Netflix Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YP Netflix Fund from limiting losses, realizing gains or achieving a high correlation with NFLX. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YP Netflix Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the YP Netflix Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The YP Netflix Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the YP Netflix Fund makes a distribution, the YP Netflix Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Netflix Fund, if any, may significantly erode the YP Netflix Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in the YP Netflix Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the YP Netflix Fund.

Non-Diversified Risk. The YP Netflix Fund is non-diversified. This means that the YP Netflix Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the YP Netflix Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the YP Netflix Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The YP Netflix Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the YP Netflix Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The YP Netflix Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the YP Netflix Fund’s ability to meet its investment objective. Although the YP Netflix Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the YP Netflix Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the YP Netflix Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the YP Netflix Fund risks losing the entire premium invested in the option if the YP Netflix Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the YP Netflix Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the YP Netflix Fund’s performance.

Price Participation Risk. The YP Netflix Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Netflix Fund will participate in increases in value experienced by NFLX over the call period. This means that if NFLX experiences an increase in value above the strike price of the sold call options during a call period, the YP Netflix Fund will likely not experience that increase to the same extent and may significantly underperform NFLX over the call period. Additionally, because the YP Netflix Fund is limited in the degree to which it will participate in increases in value experienced by NFLX over each call period, but has full exposure to any decreases in value experienced by NFLX over the call period, the NAV of the YP Netflix Fund may decrease over any given time period. The YP Netflix Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of NFLX. The degree of participation in NFLX gains the YP Netflix Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the YP Netflix Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of NFLX, changes in interest rates, changes in the actual or perceived volatility of NFLX and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of NFLX changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the YP Netflix Fund’s NAV, will change. However, it is not expected for the YP Netflix Fund’s NAV to directly correlate on a day-to-day basis with the returns of NFLX. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the YP Netflix Fund’s NAV, which may not be in full effect until the expiration date of the YP Netflix Fund’s options contracts. Therefore, while changes in the price of the NFLX will result in changes to the YP Netflix Fund’s NAV, the YP Netflix Fund generally anticipates that the rate of change in the YP Netflix Fund’s NAV will be different than that experienced by NFLX. When an investor purchases and sells shares of the YP Netflix Fund, such purchases and sales may affect the investor’s performance in light of the YP Netflix Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the YP Netflix Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the YP Netflix Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the YP Netflix Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the YP Netflix Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Entertainment Sector Risk. The entertainment industry is intensely competitive and subject to rapid change. Through new and existing distribution channels, consumers have increasing options to access entertainment video. The various economic models underlying these channels include subscription, transactional, ad-supported and piracy-based models. All of these have the potential to capture meaningful segments of the entertainment video market. Traditional providers of entertainment video, including broadcasters and cable network operators, as well as internet based e-commerce or entertainment video providers are increasing their streaming video offerings. Several of these competitors have long operating histories, large customer bases, strong brand recognition, exclusive rights to certain content, large content libraries, and significant financial, marketing and other resources. In addition, the adoption or modification of laws or regulations also may affect companies in the entertainment industry.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the YP Netflix Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the YP Netflix Fund, which focuses on an individual security (NFLX), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The YP Netflix Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Netflix Fund realizes from its investments. As a result, a larger portion of the YP Netflix Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Netflix Fund.

The YP Netflix Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the YP Netflix Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the YP Netflix Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the YP Netflix Fund’s taxable income will be subject to tax at the YP Netflix Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the YP Netflix Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the YP Netflix Fund’s investments in options were to exceed 25% of the YP Netflix Fund’s total assets at the end of a tax quarter, the YP Netflix Fund, generally, has a grace period to cure such lack of compliance. If the YP Netflix Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The YP Netflix Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the YP Netflix Fund could receive upon the sale of a security or other asset may differ from the YP Netflix Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the YP Netflix Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the YP Netflix Fund’s shares. Authorized Participants who purchase or redeem the YP Netflix Fund shares on days when the YP Netflix Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the YP Netflix Fund not fair-valued securities or used a different valuation methodology. The YP Netflix Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the YP Netflix Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Netflix Fund’s annual returns. The table illustrates how the YP Netflix Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Netflix Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Netflix Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Netflix Fund (the Kurv Yield Premium Strategy Netflix (NFLX) ETF for dates prior to November 18, 2024. The YP Netflix Fund has adopted the performance of the Predecessor YP Netflix Fund as a result of a reorganization in which the YP Netflix Fund has acquired all the assets and liabilities of the Predecessor YP Netflix Fund (the “Reorganization”). Prior to the Reorganization, the YP Netflix Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Netflix Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was 37.81%.

During the period shown in the bar chart, the best performance for a quarter was 19.03% for the quarter ended March 31, 2024. The worst performance was 3.22% for the quarter ended September 30, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
YP Netflix Fund
Return Before Taxes	52.88%	60.24%
Return After Taxes on Distributions	40.44%	47.49%
Return After Taxes on Distributions and Sale of Fund Shares	30.25%	40.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.67%

*	The YP Netflix Fund commenced operations on October 26, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Netflix Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Netflix Fund.

Purchase and Sale of Fund Shares: The YP Netflix Fund is an ETF. Individual Shares of the YP Netflix Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Netflix Fund (bid) and the lowest price a seller is willing to accept for Shares of the YP Netflix Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the YP Netflix Fund’s Shares have more trading volume and market liquidity and higher if the YP Netflix Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Netflix Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the YP Netflix Fund’s website at www.kurvinvest.com.

Tax Information: The YP Netflix Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Netflix Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Netflix Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Netflix Fund over another investment. Any such arrangements do not result in increased the YP Netflix Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Kurv Yield Premium Strategy Tesla (TSLA) ETF (TICKER: TSLP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Tesla (TSLA) ETF (the “YP Tesla Fund”) seeks to provide current income.

The YP Tesla Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Tesla Inc. (“TSLA” or “Tesla” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Tesla Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver(3)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.00%

(1)	Other Expenses are restated to restated to reflect current fees.
(2)	This number represents the estimated combined total fees and operating expenses of the Acquired Funds owned by the YP Tesla Fund for the current fiscal year and are not a direct expense incurred by the Fund or deducted from the Fund’s assets Total Annual Fund Operating Expenses do not correlate to the expense ratios in the YP Tesla Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the YP Tesla Fund and exclude Acquired Fund Fees and Expenses (“AFFE”).

(3)	The YP Tesla Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of the YP Tesla Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Tesla Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Tesla Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Tesla Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the YP Tesla Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Tesla Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$353	$623	$1,393

Portfolio Turnover

The YP Tesla Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Tesla Fund’s performance. For the fiscal period year ended May 31, 2025, the Fund’s portfolio turnover rate, excluding in-kind transactions, was 96%.

Principal Investment Strategies

The YP Tesla Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Tesla Inc. (“TSLA” or the “Underlying Security), subject to potential limits on investment gains. The YP Tesla Fund seeks to employ its investment strategy as it relates to TSLA in all market, economic, or other conditions. The YP Tesla Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of TSLA, subject to a limit on potential share price returns on TSLA as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The YP Tesla Fund from time to time may also invest directly in shares of TSLA. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the YP Tesla Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to TSLA shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the YP Tesla Fund. In addition, the Adviser makes active decisions for the YP Tesla Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from TSLA’s share price, the YP Tesla Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from TSLA’s share price, the YP Tesla Fund may purchase call spreads. The YP Tesla Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the YP Tesla Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in TSLA stock, either synthetically or through purchasing shares, the YP Tesla Fund will hold positions in TSLA options contracts as described below.

For more information, see sections “The YP Tesla Fund’s Use of TSLA Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the YP Tesla Fund is not an investment in TSLA. The strategy employed to construct the YP Tesla Fund’s portfolio is designed to generate income; however the YP Tesla Fund may not fully participate in gains in TSLA’s stock price. The use of options in the YP Tesla Fund’s strategy will limit any share price gains in TSLA but the YP Tesla Fund remains subject to all potential share price losses in TSLA which may not be offset by income the YP Tesla Fund receives. The performance of the YP Tesla Fund’s shares may exceed, substantially track or trail the performance of TSLA because the options transactions that the YP Tesla Fund enters may outperform or underperform the underlying stock’s performance.

TSLA Option Contracts

As part of the YP Tesla Fund’s synthetic covered call strategy, the YP Tesla Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of TSLA.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the YP Tesla Fund - Exchange Traded Options Portfolio.”

All options contracts used by the YP Tesla Fund are based on the value of TSLA, which gives the YP Tesla Fund the right or obligation to receive or deliver shares of TSLA on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the YP Tesla Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the YP Tesla Fund due to the movement of TSLA.

Synthetic Call and Put Strategy

In seeking to achieve its investment objective, the YP Tesla Fund implements a “synthetic call and put” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The YP Tesla Fund’s strategies consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to TSLA, which allows the YP Tesla Fund to seek to participate in the changes, up or down, in the price of TSLA’s stock.

●	Covered call writing (where TSLA call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Tesla Fund to generate income.

●	Call spreads which allows the YP Tesla Fund to seek increased participation in the potential appreciation of TSLA’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Tesla Fund mitigate potential loss from TSLA’s share price.

●	Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The YP Tesla Fund may gain long exposure via purchasing TSLA shares or creating a synthetic long position. To achieve a synthetic long exposure to TSLA, the YP Tesla Fund buys TSLA call options and, simultaneously, sells TSLA put options to try to replicate the price movements of TSLA. The combination of the long call options and sold put options seek to provide the YP Tesla Fund with investment exposure equal to approximately 100% of TSLA for the duration of the applicable options exposure. The call options the YP Tesla Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the YP Tesla Fund writes (sells) call option contracts on TSLA to generate income. If the YP Tesla Fund gains long exposure synthetically, since the YP Tesla Fund does not directly own TSLA, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the TSLA call option contracts will limit the YP Tesla Fund’s participation in the appreciation in TSLA’s stock price. If the stock price of TSLA increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the YP Tesla Fund to experience similar percentage gains. However, if TSLA’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Tesla Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the YP Tesla Fund’s synthetic and long stock exposure. As a result, the YP Tesla Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to TSLA and the sold (short) TSLA call positions) will limit the YP Tesla Fund’s participation in gains in the TSLA stock price beyond a certain point.

When the YP Tesla Fund engages in covered call writing with respect to TSLA, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase TSLA on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in TSLA.

Call Spreads

The Fund may write (sell) call or put spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of TSLA’s share price, while still generating net premium income. In a call option spread, the YP Tesla Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Tesla Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from TSLA’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Tesla Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Tesla Fund may purchase out-of-the-money protective put options to seek to limit loss from TSLA’s share price. The cost of protection may reduce the income generated in the portfolio.

Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The YP Tesla Fund seeks to provide monthly income in the form of distributions to shareholders. The YP Tesla Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on TSLA as described above. This income made on the YP Tesla Fund’s options transactions will depend on the volatility of TSLA and thus its price return. TSLA stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call or Put Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of TSLA. When this happens, the YP Tesla Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the YP Tesla Fund holds shares of TSLA directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs TSLA

For the reasons stated above, the YP Tesla Fund’s performance will differ from that of TSLA’s stock price. The performance differences will depend on, among other things, the price of TSLA, changes in the price of the TSLA options contracts the YP Tesla Fund has purchased and sold, the extent to which TSLA owns shares directly and changes in the value of the fixed income securities in the portfolio.

Fund Portfolio

The YP Tesla Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Tesla (TSLA) ETF
Portfolio Holdings (All options are based on the value of TSLA)	Investment Terms	Expected Target Maturity
Purchased call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of TSLA at the time of purchase) to provide exposure to positive price returns of TSLA.

If the stock of TSLA increases, these options will generate corresponding increases to the YP Tesla Fund.

1-month to one-year expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of TSLA at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by TSLA.

1-month to one-year expiration dates
Sold (short) call option contracts

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale.

They may generate current income. However, they also limit some potential positive returns that the YP Tesla Fund may have otherwise experienced. Selling a short call option will generate a loss for the YP Tesla Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less

The Kurv Yield Premium Strategy Tesla (TSLA) ETF
Portfolio Holdings (All options are based on the value of TSLA)	Investment Terms	Expected Target Maturity
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less
TSLA Shares	Shares of TSLA	N/A

The Kurv Yield Premium Strategy Tesla (TSLA) ETF
Portfolio Holdings (All options are based on the value of TSLA)	Investment Terms	Expected Target Maturity
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the YP Tesla Fund’s derivative investments.

They may also generate income.

Average portfolio duration of the YP Tesla Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the YP Tesla Fund are expected to be between 50% and 100% of the YP Tesla Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the YP Tesla Fund’s net assets.

The YP Tesla Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to TSLA’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of TSLA.

The YP Tesla Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The YP Tesla Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the YP Tesla Fund if it, among other reasons, fully understands the risks inherent in an investment in the YP Tesla Fund’s Shares. There is no guarantee that the YP Tesla Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The YP Tesla Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Tesla Fund will participate in increases in value experienced by TSLA over the call period. This means that if TSLA experiences an increase in value above the strike price of the sold call options during a call period, the YP Tesla Fund will likely not experience that increase to the same extent and may significantly underperform TSLA over the call period.

There is no guarantee that the YP Tesla Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Tesla Inc.

Tesla’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

THE YP TESLA FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH TESLA INC.

Due to the YP Tesla Fund’s investment strategy, the YP Tesla Fund’s investment exposure is concentrated in the same industry as that assigned to TSLA. As of the date of the Prospectus, TSLA is assigned to the auto manufacturers industry.

This Prospectus relates only to the YP Tesla Fund shares offered hereby and is not a prospectus for the common stock or other securities of TSLA. The common stock of Tesla Inc. (TSLA) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by TSLA pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. In addition, information regarding TSLA may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE YP TESLA FUND

As with all ETFs, there is the risk that you could lose money through your investment in the YP Tesla Fund. Many factors affect the YP Tesla Fund’s net asset value (“NAV”) and performance.

Tesla Risk. Tesla faces risks related to its operations including, among others, risks related to electric vehicle and lithium-ion battery cell production or factory construction delays; issues with manufacturing lithium-ion cells or other components for its electric vehicles; uncontrollable manufacturing costs or supply delays or labor shortages; the ability to expand its international operations; its delivery and installation capabilities and servicing and vehicle charging networks; its ability to accurately project and effectively manage growth; consumer demand for electric vehicles; strong competition for products and services; product liability claims; and the ability to attract, hire and retain key employees or qualified personnel. Importantly, Tesla, Inc. is highly dependent on the services of Elon Musk, its Chief Executive Officer, and any actual or anticipated large transactions in Tesla’s common stock by Mr. Musk may cause the stock price to decline. The trading price of Tesla’s common stock historically has been and is likely to continue to be volatile. Additionally, a large proportion of Tesla’s common stock has been historically and may in the future be traded by short sellers which may put pressure on the supply and demand for its common stock, further influencing volatility in its market price. Tesla, Inc. is a highly dynamic company, and its operations, including its products and services, may change.

Active Management Risk. The YP Tesla Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the YP Tesla Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the YP Tesla Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The YP Tesla Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the YP Tesla Fund will give up the opportunity to benefit from potential increases in the value of TSLA above the exercise prices of the written options, but will continue to bear the risk of declines in the value of TSLA. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the YP Tesla Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the YP Tesla Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the YP Tesla Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the YP Tesla Fund may be unable to write or purchase options at times that may be desirable or advantageous to the YP Tesla Fund to do so. If the YP Tesla Fund is unable to extinguish the option position before exercise, the YP Tesla Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the YP Tesla Fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of TSLA rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Tesla Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the YP Tesla Fund executes transactions) to a transaction with the YP Tesla Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the YP Tesla Fund will give up the opportunity to benefit from potential increases in the value of the TSLA above the exercise prices of such options, but will continue to bear the risk of declines in the value of the TSLA. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the YP Tesla Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the YP Tesla Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the YP Tesla Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the YP Tesla Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the YP Tesla Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the YP Tesla Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the YP Tesla Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the YP Tesla Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the YP Tesla Fund’s investment objective, the YP Tesla Fund seeks to provide current monthly income. There is no assurance that the YP Tesla Fund will make a distribution in any given month. If the YP Tesla Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the YP Tesla Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the YP Tesla Fund will fluctuate based on changes in the value of the U.S. equity securities held by the YP Tesla Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The YP Tesla Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of the YP Tesla Fund shares and the YP Tesla Fund’s NAV.

●	In stressed market conditions, the market for the YP Tesla Fund’s shares may become less liquid in response to the deteriorating liquidity of the YP Tesla Fund’s portfolio. This adverse effect on the liquidity of the YP Tesla Fund’s shares may, in turn, lead to differences between the market value of the YP Tesla Fund’s shares and the YP Tesla Fund’s NAV.

●	An active trading market for the YP Tesla Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Tesla Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the YP Tesla Fund’s shares.

Fixed Income Securities Risk. When the YP Tesla Fund invests in fixed income securities, the value of your investment in the YP Tesla Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the YP Tesla Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the YP Tesla Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the YP Tesla Fund, possibly causing the YP Tesla Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the YP Tesla Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YP Tesla Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the YP Tesla Fund is forced to sell an illiquid security at an unfavorable time or price, the YP Tesla Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YP Tesla Fund from limiting losses, realizing gains or achieving a high correlation with TSLA. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YP Tesla Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the YP Tesla Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The YP Tesla Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the YP Tesla Fund makes a distribution, the YP Tesla Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Tesla Fund, if any, may significantly erode the YP Tesla Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in the YP Tesla Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the YP Tesla Fund.

Non-Diversified Risk. The YP Tesla Fund is non-diversified. This means that the YP Tesla Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the YP Tesla Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the YP Tesla Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The YP Tesla Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the YP Tesla Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The YP Tesla Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the YP Tesla Fund’s ability to meet its investment objective. Although the YP Tesla Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the YP Tesla Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the YP Tesla Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the YP Tesla Fund risks losing the entire premium invested in the option if the YP Tesla Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the YP Tesla Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the YP Tesla Fund’s performance.

Price Participation Risk. The YP Tesla Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Tesla Fund will participate in increases in value experienced by TSLA over the call period. This means that if TSLA experiences an increase in value above the strike price of the sold call options during a call period, the YP Tesla Fund will likely not experience that increase to the same extent and may significantly underperform TSLA over the call period. Additionally, because the YP Tesla Fund is limited in the degree to which it will participate in increases in value experienced by TSLA over each call period, but has full exposure to any decreases in value experienced by TSLA over the call period, the NAV of the YP Tesla Fund may decrease over any given time period. The YP Tesla Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of TSLA. The degree of participation in TSLA gains the YP Tesla Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the YP Tesla Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of TSLA, changes in interest rates, changes in the actual or perceived volatility of TSLA and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of TSLA changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the YP Tesla Fund’s NAV, will change. However, it is not expected for the YP Tesla Fund’s NAV to directly correlate on a day-to-day basis with the returns of TSLA. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the YP Tesla Fund’s NAV, which may not be in full effect until the expiration date of the YP Tesla Fund’s options contracts. Therefore, while changes in the price of the TSLA will result in changes to the YP Tesla Fund’s NAV, the YP Tesla Fund generally anticipates that the rate of change in the YP Tesla Fund’s NAV will be different than that experienced by TSLA. When an investor purchases and sells shares of the YP Tesla Fund, such purchases and sales may affect the investor’s performance in light of the YP Tesla Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the YP Tesla Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the YP Tesla Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns the YP Tesla Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the YP Tesla Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the YP Tesla Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Automotive Company Risk. The performance of the Underlying Stock, and consequently the YP Tesla Fund’s performance, is subject to risks of the automotive sector. The automotive sector industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the YP Tesla Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the YP Tesla Fund, which focuses on an individual security (TSLA), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The YP Tesla Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Tesla Fund realizes from its investments. As a result, a larger portion of the YP Tesla Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Tesla Fund.

The YP Tesla Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the YP Tesla Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the YP Tesla Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the YP Tesla Fund’s taxable income will be subject to tax at the YP Tesla Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the YP Tesla Fund will attempt to ensure that the value of options it holds is never 25% of the total value of the YP Tesla Fund assets at the close of any quarter. If the YP Tesla Fund’s investments in options were to exceed 25% of the YP Tesla Fund’s total assets at the end of a tax quarter, the YP Tesla Fund, generally, has a grace period to cure such lack of compliance. If the YP Tesla Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The YP Tesla Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the YP Tesla Fund could receive upon the sale of a security or other asset may differ from the YP Tesla Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the YP Tesla Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the YP Tesla Fund’s shares. Authorized Participants who purchase or redeem the YP Tesla Fund shares on days when the YP Tesla Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the YP Tesla Fund not fair-valued securities or used a different valuation methodology. The YP Tesla Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the YP Tesla Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Tesla Fund’s annual returns. The table illustrates how the YP Tesla Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Tesla Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Tesla Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Tesla Fund (the Kurv Yield Premium Strategy Tesla (TSLA) ETF for dates prior to November 18, 2024. The YP Tesla Fund has adopted the performance of the Predecessor YP Tesla Fund as a result of a reorganization in which the YP Tesla Fund has acquired all the assets and liabilities of the Predecessor YP Tesla Fund (the “Reorganization”). Prior to the Reorganization, the YP Tesla Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Tesla Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was -18.39%.

During the period shown in the bar chart, the best performance for a quarter was 35.81% for the quarter ended December 31, 2024. The worst performance was -25.46% for the quarter ended March 31, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
YP Tesla Fund
Return Before Taxes	40.85%	54.37%
Return After Taxes on Distributions	31.32%	43.28%
Return After Taxes on Distributions and Sale of Fund Shares	22.91%	35.18%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.67%

*	The YP Tesla Fund commenced operations on October 26, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Tesla Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Tesla Fund.

Purchase and Sale of Fund Shares: The YP Tesla Fund is an ETF. Individual Shares of the YP Tesla Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Tesla Fund (bid) and the lowest price a seller is willing to accept for Shares of the YP Tesla Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the YP Tesla Fund’s Shares have more trading volume and market liquidity and higher if the YP Tesla Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Tesla Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the YP Tesla Fund’s website at www.kurvinvest.com.

Tax Information: The YP Tesla Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Tesla Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Tesla Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Tesla Fund over another investment. Any such arrangements do not result in increased the YP Tesla Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objective and Principal Investment Strategies

Kurv Yield Premium Strategy Amazon (AMZN) ETF (the “YP Amazon Fund”) seeks current income. The YP Amazon Fund’s secondary investment objective is to seek exposure to the share price of the common stock of AMZN, subject to a limit on potential investment gains.

Kurv Yield Premium Strategy Google (GOOGL) ETF (the “YP Google Fund”) is to seek current income. The YP Google Fund’s secondary investment objective is to seek exposure to the share price of the common stock of common GOOGL, subject to a limit on potential investment gains.

Kurv Yield Premium Strategy Microsoft (MSFT) ETF (the “YP Microsoft Fund”) is to seek current income. The YP Microsoft Fund’s secondary investment objective is to seek exposure to the share price of the common stock of MSFT, subject to a limit on potential investment gains.

Kurv Yield Premium Strategy Netflix (NFLX) ETF (the “YP Netflix Fund”) is to seek current income. The YP Netflix Fund’s secondary investment objective is to seek exposure to the share price of the common stock of NFLX, subject to a limit on potential investment gains.

Kurv Yield Premium Strategy Tesla (TSLA) ETF (the “YP Tesla Fund” and with the YP Amazon Fund, YP Google Fund, YP Microsoft Fund, and YP Netflix Fund, each a “Fund” and collectively, the “Funds) is to seek current income. The YP Tesla Fund’s secondary investment objective is to seek exposure to the share price of the common stock of TSLA and with AMZN, GOOGL, MSFT and NFLX, each an “Underlying Issuer” and collectively, the “Underlying Issuers”, subject to a limit on potential investment gains.

Each Fund’s investment objective can be changed by the Board of Trustees (the “Board”) of Kurv ETF Trust (the “Trust”) (the upon sixty days’ written notice to shareholders). An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board and written notice to shareholders.

Each Fund has adopted a policy to have at least 80% of its investment exposure, under normal circumstances, to the Underlying Security referenced in its investment objective and financial instruments with economic characteristics that provide exposure to the performance of such Underlying Security.

Each Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Additional Information Regarding Investment Techniques and Policies:

Synthetic Exposure to Underlying Security Price Returns

●	The Funds purchases call option contracts on the Underlying Securities generally having one-month to one-year terms and strike prices equal to the then-current price of the Underlying Securities at the time of the purchases to provide each Fund’s exposure to the upside price returns of the Underlying Securities. As a buyer of call option contracts, the Funds pays a premium to the seller of the options contracts to obtain the right to participate in the price returns of the Underlying Security beyond the strike price of the purchased call option contract at expiration (or earlier, if the Funds closes the option contract prior to expiration); and

●	The Funds simultaneously sells put option contracts on the Underlying Security to help pay the premium of the purchased call option contracts on the Underlying Securities described above. The Funds sell put option contracts that also generally have one-month to one-year terms and strike prices equal to the then-current price of the Underlying Security at the time of the sales to provide the Funds exposure to the downside price returns of the Underlying Security. As a seller of a put option contract, the Funds receive a premium from the buyer of the option contract in exchange for the Fund’s obligation, if exercised, to purchase the Underlying Security at the strike price if the buyer exercises the option contract.

●	The combination of the purchased call options and the sold put options provides the Funds with investment exposure equal to approximately 100% of Underlying Security for the duration of the applicable options exposure.

Cash Exposure to Underlying Security Price Returns

●	The Fund mays purchase the Underlying Security to gain long exposure.

Generating Monthly Income

●	The Funds sell call option contracts that are based on the value of Underlying Security to generate income via option premiums. On a monthly basis or more frequently, the Funds will sell call option contracts on the Underlying Security with expiration dates of approximately one-month to one-year terms at strike prices that are approximately equal to 5%-15% above the then-current share price of the Underlying Security. By doing so, the Funds give up the potential to fully participate in the Underlying Security gains, if any, beyond the strike price of the sold call options in exchange for income received in the form of call option premium. If the price of the Underlying Security is less than the call option’s strike price at the expiration of the contract, the option contract will expire worthless and the Fund’s return on the sold call position will be the premium originally received for selling the option contract. If the price of the Underlying Security is greater than the strike price at the expiration of the option contract, the Fund will typically forgo all of the returns that exceed the strike price of the option contract, and there will be a cost to “close out” the now in-the-money call options. The short call options are “closed out” (repurchased) prior to their expiration so that each Fund will not get assigned the, now, in-the-money call options. At times the call options may be “rolled” instead of simply closed. This is to say, new call options are simultaneously sold to open a new short call position, while the previously sold calls are repurchased to close out the original short call position.

●	The Funds purchase short-dated fixed income instruments with maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Short-dated fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities.

A Fund’s sale of call option contracts to generate income will limit the degree to which the Fund will participate in increases in the share price of the Underlying Security. This means that if the Underlying Security experiences an increase in the share price, the Fund will likely not experience that increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold call option contracts) and may result in the Fund significantly underperforming the Underlying Security. The degree of participation in the Underlying Security gains will depend on the strike price of the short call option contracts and prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts. The potential for upside returns on the Underlying Security will also depend on whether the Fund fully “covers” its potential upside price return exposure to the Underlying Security by virtue of its sold call option contracts. If a Fund fully covers the upside price return exposure to the Underlying Security, the Fund’s potential upside to the Underlying Security’s price returns will be completely capped at the sold call options’ strike price, meaning the Fund may forgo all price returns experienced by the Underlying Security beyond the strike price. If a Fund partially covers its potential upside return exposure with the sold call option, the Fund will have muted returns beyond the strike price of the sold call option to the extent that the Underlying Security’s share price appreciates beyond the strike price. If a Fund holds shares of the Underlying Security, stock dividend may also generate additional income.

The sale of call option contracts will offset losses experienced by an Underlying Security only to the extent of premiums received from such sold call option contracts. The Funds expect to participate in all the Underlying Security price return losses over the duration of the options contracts (e.g., if the Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses) beyond the income received from the sold call option contract premiums.

A Fund’s sale of call option contracts, paired with the purchase of higher strike call option contracts, aims to generate income while still allowing for potential indirect participation in increases in the share price of its Underlying Security above the strike of the higher price call option which was bought. However, this strategy may nonetheless still limit the degree to which the Fund fully participates in such increases as the Fund will not participate (directly or indirectly) in any appreciation between the strikes of the sold call option and bought call option.

The sale of credit call spreads will offset losses experienced by an Underlying Security’s share price only to the extent of premiums received from such sold call option contracts. Each Fund expects to participate in all of its Underlying Security’s losses beyond the income received from the sold call spreads contract premiums. For instance, if a Fund’s Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the income received from the sold call spreads contract premiums.

There is no guarantee that a Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

A Fund’s NAV is dependent on the value of the Fund’s options contracts, which are based principally upon the share price of the Underlying Security, the volatility of the Underlying Security, which influences short call prices, and the time remaining until the expiration date of the short call option contracts. A Fund’s synthetic long exposure strategy will effectively allow that portion of the Fund’s assets to move in synch with the daily changes in the Underlying Security’s stock price.

However, a Fund’s participation in the potential upside in the Underlying Security returns is limited by virtue of its sold option contract positions. The degree to which a shareholder may benefit from the upside exposure to the Underlying Security obtained by a Fund will depend on the time at which the investor purchases Shares of the Fund and the price movements of the Underlying Security. At any given time, there may be limited upside potential. If the price of the Underlying Security is near or has exceeded the strike price of the Fund’s sold call option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short calls are replaced by a new set of short call, as well as remain vulnerable to significant downside risk, including the loss of their entire investment.

A Fund may seek to limit loss from of an Underlying Security or instrument’s share price by writing (selling) risk reversals rather than stand-alone call option contracts, or purchasing out-of-the-money protective put options. In the case of risk reversals, the cost of this protection is offset by the premiums earned from a written call option. In the case of protective put options, the cost of protection may reduce the income generated in the portfolio.

Exchange Traded Options Portfolio

The Funds will purchase and sell a combination of call and put exchange traded options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which each Fund may invest are all European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

The Funds will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Funds are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Funds will use fair value pricing pursuant to the fair value procedures adopted by the Board.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. Each Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows each Fund to invest beyond the limits set forth in Section 12(d)(1) if each Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that each Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

There can be no assurance that the Funds will achieve their respective investment objective. The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Following the Fund-specific underlying stock risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears.

YP Amazon Fund Specific Risks.

Amazon Risk. Amazon faces risks associated with intense competition across different industries, including physical, e-commerce omnichannel retail, e-commerce services, web and infrastructure computing services, electronic devices, digital content, advertising, grocery, and transportation and logistics services; the expansion into new products, services, technologies and geographic regions; its international activities; the variability in the demand for its products and services; intellectual property rights; risks relating to successfully optimizing and operating its fulfilment network and data centers; data loss or other security breaches; maintaining key senior management personnel and the ability to hire and retain highly skilled and other key personnel; maintaining good supplier relationships, including content and technology licensors; the success of acquisitions or joint ventures or other investments; its rapidly evolving and expanding business model; and legal, regulatory and litigation issues.

Legal and Regulatory Compliance Risks - Amazon’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Amazon expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Information Technology Sector Risk. The YP Amazon Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

YP Google Fund Specific Risks.

Google Security Risk. Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

Information Technology Sector Risk. The YP Google Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

YP Microsoft Fund Specific Risks.

Microsoft Risk. Microsoft’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Microsoft’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Microsoft must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Microsoft’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Microsoft’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Microsoft expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Information Technology Sector Risk. The YP Microsoft Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

YP Netflix Fund Specific Risks.

Netflix Risk. Netflix, Inc. faces risks related to maintaining and expanding membership for its streaming services; competition in the entertainment video market; unforeseen costs or liability in connection with content that is acquired, produced, licensed and/or distributed through its service; the ability to manage change and growth in its business; costs and challenges associated with strategic acquisitions and investments; regulatory changes and legal issues; protecting its intellectual property; consumer data privacy issues; and network operators handling and changing data access.

Entertainment Sector Risk. The entertainment industry is intensely competitive and subject to rapid change. Through new and existing distribution channels, consumers have increasing options to access entertainment video. The various economic models underlying these channels include subscription, transactional, ad-supported and piracy-based models. All of these have the potential to capture meaningful segments of the entertainment video market. Traditional providers of entertainment video, including broadcasters and cable network operators, as well as internet based e-commerce or entertainment video providers are increasing their streaming video offerings. Several of these competitors have long operating histories, large customer bases, strong brand recognition, exclusive rights to certain content, large content libraries, and significant financial, marketing and other resources. In addition, the adoption or modification of laws or regulations also may affect companies in the entertainment industry.

YP Tesla Fund Specific Risks.

Tesla Risk. Tesla faces risks related to its operations including, among others, risks related to impacts from electric vehicle and lithium-ion battery cell production or factory construction delays; issues with manufacturing lithium-ion cells or other components for its electric vehicles; uncontrollable manufacturing costs or supply delays or labor shortages; the ability to expand its international operations; its delivery and installation capabilities and servicing and vehicle charging networks; its ability to accurately project and effectively manage growth; consumer demand for electric vehicles; strong competition for products and services; product liability claims; and the ability to attract, hire and retain key employees or qualified personnel. Importantly, Tesla, Inc. is highly dependent on the services of Elon Musk, its Chief Executive Officer, and any actual or anticipated large transactions in Tesla’s common stock by Mr. Musk may cause the stock price to decline. The trading price of Tesla’s common stock historically has been and is likely to continue to be volatile. Additionally, a large proportion of Tesla’s common stock has been historically and may in the future be traded by short sellers which may put pressure on the supply and demand for its common stock, further influencing volatility in its market price. Tesla, Inc. is a highly dynamic company, and its operations, including its products and services, may change.

Automotive Company Risk. The performance of the Underlying Stock, and consequently the YP Tesla Fund’s performance, is subject to risks of the automotive sector. The automotive sector industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

Risks Applicable to All Funds.

Active Management Risk. Each Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause each Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of each Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, each Fund will give up the opportunity to benefit from potential increases in the value of the Underlying Security above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the Underlying Security . The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, each Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless each Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce each Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, each Fund may be unable to write or purchase options at times that may be desirable or advantageous to each Fund to do so. If each Fund is unable to extinguish the option position before exercise, each Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of the Underlying Security rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

Counterparty Risk. Each Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, each Fund’s counterparty is a clearing house rather than a bank or broker. Since each Fund is not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, each Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, each Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by each Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of each Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of each Fund might not be fully protected in the event of the clearing member’s bankruptcy, as each Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Each Fund is also subject to the risk that a limited number of clearing members are willing to transact on each Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for each Fund as they seek to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on each Fund’s behalf. If a clearing member defaults each Fund could lose some or all of the benefits of a transaction entered into by each Fund with the clearing member. If each Fund cannot find a clearing member to transact with on each Fund’s behalf, each Fund may be unable to effectively implement its investment strategy.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, each Fund will give up the opportunity to benefit from potential increases in the value of the Underlying Security above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Underlying Security . The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, each Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless each Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, each Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that each Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service each Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on each Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on each Fund’s systems.

Cybersecurity failures or breaches by each Fund’s third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and each Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate each Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, each Fund or its third-party service providers.

Each Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, each Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause each Fund’s investment in such securities to lose value.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of each Fund’s investment objective, each Fund seeks to provide current monthly income. There is no assurance that each Fund will make a distribution in any given month. If each Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease each Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of each Fund will fluctuate based on changes in the value of the U.S. equity securities held by each Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. Each Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and each Fund’s NAV.

●	In stressed market conditions, the market for each Fund’s shares may become less liquid in response to the deteriorating liquidity of each Fund’s portfolio. This adverse effect on the liquidity of each Fund’s shares may, in turn, lead to differences between the market value of each Fund’s shares and each Fund’s NAV.

●	An active trading market for each Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If each Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for each Fund’s shares.

Fixed Income Securities Risk. When each Fund invests in fixed income securities, the value of your investment in each Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by each Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by each Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by each Fund, possibly causing each Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by each Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for each Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If each Fund is forced to sell an illiquid security at an unfavorable time or price, each Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent each Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security . There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for each Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in each Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of each Fund’s portfolio. Global pandemics and the aggressive responses that may be taken by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, may have negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment. Therefore, each Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Money Market Instrument Risk. Each Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When each Fund makes a distribution, each Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by each Fund, if any, may significantly erode each Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in each Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund or ETF from which to judge the Adviser and the Adviser may not achieve the intended result in managing each Fund.

Non-Diversified Risk. Each Fund is non-diversified. This means that each Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of each Fund’s assets will be exposed to the performance of a single stock related to one economic sector, each Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of each Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect each Fund’s ability to meet its investment objective. Although each Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For each Fund, the value of the options contracts in which each Fund invests are substantially influenced by the value of the applicable underlying stock. Each Fund may experience substantial downside from specific option positions and certain option positions held by each Fund may expire worthless. The options held by each Fund is exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by each Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as each Fund intends to continuously maintain exposure to the applicable underlying stock through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, each Fund may experience losses.

Portfolio Turnover Risk. Due to its investment strategy, each Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect each Fund’s performance.

Price Participation Risk. Each Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which each Fund will participate in increases in value experienced by the Underlying Security over the call period. This means that if the Underlying Security experiences an increase in value above the strike price of the sold call options during a call period, each Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Security over the call period. Additionally, because each Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Security over each call period, but has full exposure to any decreases in value experienced by the Underlying Security over the call period, the NAV of each Fund may decrease over any given time period. Each Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Security. The degree of participation in the Underlying Security gains each Fund will experience will depend on prevailing market conditions, especially market volatility, at the time each Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Security, changes in interest rates, changes in the actual or perceived volatility of the Underlying Security and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Security changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore each Fund’s NAV, will change. However, it is not expected for each Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Security. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on each Fund’s NAV, which may not be in full effect until the expiration date of each Fund’s options contracts. Therefore, while changes in the price of the Underlying Security will result in changes to each Fund’s NAV, each Fund generally anticipates that the rate of change in each Fund’s NAV will be different than that experienced by the Underlying Security.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If each Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, each Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in each Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of each Fund, which focuses on an individual security, may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. Each Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income each Fund realizes from its investments. As a result, a larger portion of each Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by each Fund.

Each Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If each Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, each Fund’s taxable income will be subject to tax at each Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, each Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If each Fund’s investments in options were to exceed 25% of each Fund’s total assets at the end of a tax quarter, each Fund, generally, has a grace period to cure such lack of compliance. If each Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Each Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price each Fund could receive upon the sale of a security or other asset may differ from each Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in each Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell each Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when each Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had each Fund not fair-valued securities or used a different valuation methodology. Each Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser maintains a website for each Fund at www.kurvinvest.com. Among other things, this website includes each Fund’s prospectus and Statement of Additional Information (“SAI”), and includes each Fund’s holdings, each Fund’s last annual and semi-annual reports, pricing information about shares trading on the Exchange, updated performance information, premiums and discounts, and bid/ask spreads. Each Fund’s annual and semi-annual reports contain complete listings of each Fund’s portfolio holdings as of the end of each Fund’s second and fourth fiscal quarters. Each Fund prepares a report on Form N-PORT of its portfolio holdings as of the end of each month. Each Fund’s annual and semi-annual reports are filed with the SEC within 60 days of the end of the reporting period and each Fund’s monthly portfolio holdings are filed with the SEC within 60 days after the end of each fiscal quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Kurv ETF Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings is available in each Fund’s SAI. Information on how to obtain the SAI is listed on the inside back cover of this prospectus.

FUND MANAGEMENT

Adviser

Kurv Investment Management LLC (the “Adviser”), located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 serves as the investment adviser to each Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for each Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser provides investment advisory services to each Fund.

The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for each Fund to operate. The Adviser administers the business affairs of each Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services the Adviser provides to each Fund, each Fund pays the Adviser a fee calculated daily and paid monthly at an annual rate of 1.15% of the average daily net assets of each Fund.

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by each Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by each Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

The Adviser has contractually agreed to limit the current operating expenses of each Fund until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) will not exceed the percentages set forth below:

Fund	Expense Limit (as a % of Average Daily Net Assets)
YP Amazon Fund	0.99%
YP Google Fund	0.99%
YP Microsoft Fund	0.99%
YP Netflix Fund	0.99%
YP Tesla Fund	0.99%

These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in each Fund’s Form N-CSR for the fiscal period ended November 30, 2024.

Portfolio Manager

Dominique Tersin

Dominique Tersin is responsible for the day-to-day management of each Fund. Mr. Tersin is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, and overseeing personnel at the Adviser who have more limited responsibilities.

Dominique Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios. He also managed enhanced liquidity program firmwide as well as the European ETF trading operations.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund shares.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. Although none of the Funds are currently sub-advised, the Trust and the Adviser have obtained exemptive relief from the SEC (the “Order”), that permits the Adviser, subject to the approval of the Board, including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to change or select new unaffiliated sub-advisers without obtaining shareholder approval (the “Manager-of-Managers Structure”). This relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Funds)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders of a Fund will be notified of any unaffiliated sub-adviser changes. The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing a sub-adviser and recommending their hiring, termination and replacement. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser (not the Funds). The Order is subject to various conditions, including that the applicable Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a sub-adviser, any changes made to the sub-adviser or material changes to a sub-advisory agreement. The sole initial shareholder of each of the Funds approved such Fund’s operation under the Manager-of-Managers Structure.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by a Fund to the Adviser to be increased without shareholder approval.

SHAREHOLDER INFORMATION

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of each Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser, as Valuation Designee, believes it does not otherwise accurately reflect the market value of the security at the time each Fund calculates its NAV, the security will be fair valued by the Adviser, in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees of the Trust. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in each Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Buying and Selling Exchange-Traded Shares

Authorized Participants

Each Fund issues and redeems Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from each Fund, and only APs may tender their Shares for redemption directly to each Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors

Individual fund shares may only be bought and sold by investors including APs in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because each Fund’s shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of each Fund (bid) and the lowest price a seller is willing to accept for shares of each Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on each Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available on each Fund’s website (www.kurvinvest.com).

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of each Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

For More Information:

Existing Shareholders or Prospective Investors

Kurv ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Dealers

Kurv ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Frequent Purchases and Redemptions of Each Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of each Fund shares (“market timing”) activities by each Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from each Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve each Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in each Fund’s trading costs and the realization of capital gains.

With respect to trades directly with each Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to each Fund and increased transaction costs, which could negatively impact each Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. Each Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by each Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that each Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTIONS

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly.

Each Fund will distribute net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on each Fund. The amount of any distribution will vary, and there is no guarantee each Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by each Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in each Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of each Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of each Fund purchased in the secondary market.

TAX INFORMATION

Tax Considerations

As with any investment, you should consider how your fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in each Fund, including the possible application of foreign, state and local taxes. Unless your investment in each Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) each Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long each Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by each Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by each Fund for one year or less generally result in short-term capital gains and losses. Distributions of each Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by each Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by each Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that each Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by each Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in each Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce each Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by each Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from each Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in each Fund.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund during the past four calendar quarters, or since inception, as applicable, can be found at each Fund’s website at www.kurvinvest.com.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The information in the following tables has been derived from the Fund’s financial statements which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report on Form N-CSR which is available upon request.

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Financial Highlights

For a share outstanding throughout the year/period presented

	Year Ended May 31, 2025	Period Ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$29.72	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.59	0.71
Net realized and unrealized gain (loss) on investments(c)	3.26	6.39
Total from investment operations	3.85	7.10
LESS DISTRIBUTIONS FROM:
Net investment income	(3.00)	(2.38)
Return of capital	(3.05)	—
Total distributions	(6.05)	(2.38)
Net asset value, end of period	$27.52	$29.72
Total return(d)	13.16%	29.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,661	$1,189
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(e)	2.51%	1.15%
After expense reimbursement/recoupment(e)	2.35%	0.99%
Ratio of operational expenses to average net assets excluding broker interest expense(e)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(e)	2.05%	4.15%
Portfolio turnover rate(d)(f)	0%	0%

(a)	Inception date of the Fund was October 30, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Google (GOOGL) ETF

Financial Highlights

For a share outstanding throughout the year/period presented

	Year Ended May 31, 2025	Period Ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$30.72	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.68	0.69
Net realized and unrealized gain (loss) on investments	(1.58)	7.04
Total from investment operations	(0.90)	7.73
LESS DISTRIBUTIONS FROM:
Net investment income	(1.49)	(2.01)
Return of capital	(3.12)	—
Total distributions	(4.61)	(2.01)
Net asset value, end of period	$25.21	$30.72
Total return(c)	-3.28%	31.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,816	$1,536
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(d)	2.25%	1.15%
After expense reimbursement/recoupment(d)	2.09%	0.99%
Ratio of operational expenses to average net assets excluding dividends, broker interest expense(d)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.52%	4.22%
Portfolio turnover rate(c)(e)	0%	0%

(a)	Inception date of the Fund was October 30, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Financial Highlights

For a share outstanding throughout the year/period presented

	Year Ended May 31, 2025	Period Ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$27.55	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.62	0.68
Net realized and unrealized gain (loss) on investments	0.77	3.69
Total from investment operations	1.39	4.37
LESS DISTRIBUTIONS FROM:
Net investment income	(1.44)	(1.82)
Return of capital	(2.18)	—
Total distributions	(3.62)	(1.82)
Net asset value, end of period	$25.32	$27.55
Total return(c)	5.83%	17.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,317	$1,102
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(d)	2.18%	1.15%
After expense reimbursement/recoupment(d)	2.02%	0.99%
Ratio of operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.50%	4.24%
Portfolio turnover rate(c)(e)	0%	0%

(a)	Inception date of the Fund was October 30, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Financial Highlights

For a share outstanding throughout the year/period presented

	Year Ended May 31, 2025	Period Ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$31.30	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.71	0.74
Net realized and unrealized gain (loss) on investments	15.87	8.57
Total from investment operations	16.58	9.31
LESS DISTRIBUTIONS FROM:
Net investment income	(6.05)	(3.01)
Return of capital	(2.08)	—
Total distributions	(8.13)	(3.01)
Net asset value, end of period	$39.75	$31.30
Total return(c)	60.49%	38.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,323	$939
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(d)	2.29%	1.15%
After expense reimbursement/recoupment(d)	2.13%	0.99%
Ratio of operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.02%	4.18%
Portfolio turnover rate(c)(e)	0%	0%

(a)	Inception date of the Fund was October 26, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Financial Highlights

For a share outstanding throughout the year/period presented

	Year Ended May 31, 2025	Period Ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$19.81	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.31	0.68
Net realized and unrealized gain (loss) on investments	10.37	(2.38)
Total from investment operations	10.68	(1.70)
LESS DISTRIBUTIONS FROM:
Net investment income	(4.38)	(1.28)
Return of capital	(4.07)	(2.21)
Total distributions	(8.45)	(3.49)
Net asset value, end of period	$22.04	$19.81
Total return(c)	56.53%	-7.71	%(f)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$22,258	$2,971
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(d)	3.18%	1.15%
After expense reimbursement/recoupment(d)	3.02%	0.99%
Ratio of operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	1.40%	5.35%
Portfolio turnover rate(c)(e)	96%	0%

(a)	Inception date of the Fund was October 26, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	If the fund had not been reimbursed for $17,249.78 for the amount of the trade error, the total return would be (8.25%), for a total return reduction of (0.54%).

Information provided to or filed with the SEC by Underlying Issuer pursuant to the Exchange Act, including the financial statements of Underlying Issuer in its Form 10-K, can be located by reference to the SEC file number noted below through the SEC’s website at www.sec.gov:

Underlying Issuer	SEC File Number
AMZN	22513
GOOGL	37580
MFST	37845
NFLX	35727
TSLA	34756

KURV ETF

Investment Adviser Kurv Investment Management LLC 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian U.S. Bank, N.A. 1555 N. Rivercenter Drive, MK-WI-S302 Milwaukee, WI 53212	Legal Counsel Alston & Bird LLP 950 F Street, NW Washington, DC 20004

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of each Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of each Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of each Fund in connection with the administration, marketing, or trading of the Shares of each Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

ADDITIONAL INFORMATION

Each Fund’s SAI provides additional details about the investments of each Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about each Fund’s investments will be available in each Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on each Fund, or to request the SAI or annual or semi-annual shareholder reports free of charge, please call 1-833-595-KURV (5878). Free copies of each Fund’s shareholder reports, Prospectus, and the Statement of Additional Information are also available from our website at www.kurvinvest.com.

Shareholder reports and other information about each Fund are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about each Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No. 811-23473.

PROSPECTUS

September 29, 2025

Kurv Yield Premium Strategy Apple (AAPL) ETF (Ticker: AAPY)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Kurv Yield Premium Strategy Apple (AAPL) ETF (TICKER: AAPY) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Apple (AAPL) ETF (the “Fund”) seeks to provide current income.

The Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Apple Inc. (“AAPL” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(2)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Other expenses are restated to reflect current fees and include Acquired Fund Fees and Expenses which are estimated to be under 0.005% of Fund assets.

(2)	The Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$349	$617	$1,382

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

1

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Apple Inc. (“AAPL or the “Underlying Security), subject to potential limits on investment gains. The Fund seeks to employ its investment strategy as it relates to AAPL in all market, economic, or other conditions. The Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of AAPL, subject to a limit on potential share price returns on AAPL as a result of the nature of the options strategy it employs. To replicate the returns of the Underlying Security, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The Fund from time to time may also invest directly in shares of AAPL. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to AAPL shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the fund. In addition, the Adviser makes active decisions for the Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from AMZN’s share price, the YP Amazon Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from AMZN’s share price, the YP Amazon Fund may purchase call options. The Fund may hold cash and cash equivalents and/or the Underlying Security from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the Underlying Security. In such situations, the Fund may better track the performance of the Underlying Security by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in AAPL stock, either synthetically or through purchasing shares, the fund will hold positions in AAPL options contracts as described below.

For more information, see sections “The Fund’s Use of AAPL Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the Fund is not an investment in AAPL. The strategy employed to construct the Fund’s portfolio is designed to generate income; however, the Fund may not fully participate in gains in AAPL’s stock price. The use of options in the Fund’s strategy will limit any share price gains in AAPL but the Fund remains subject to all potential share price losses in AAPL which may not be offset by income the Fund receives. The performance of the Fund’s shares may exceed, substantially track or trail the performance of AAPL because the options transactions that the Fund enters may outperform or underperform the Underlying Security’s performance.

AAPL Option Contracts

As part of the Fund’s synthetic covered call strategy, the Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of AAPL.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the Fund – Exchange Traded Options Portfolio.”

All options contracts used by the Fund are based on the value of AAPL, which gives the Fund the right or obligation to receive or deliver shares of AAPL on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the Fund due to the movement of AAPL.

Synthetic Call and Put Strategy

In seeking to achieve its investment objective, the Fund implements a “synthetic covered call” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The Fund’s synthetic call and put strategy consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to AAPL, which allows the Fund to seek to participate in the changes, up or down, in the price of AAPL’s stock.

2

●	Covered call writing (where AAPL call options are sold against the cash and/or synthetic long portion of the strategy), which allows the Fund to generate income.

●	Call spreads which allows the YP Amazon Fund to seek increased participation in the potential appreciation of AMZN’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Amazon Fund mitigate potential loss from AMZN’s share price.

●	Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The Fund may gain long exposure via purchasing AAPL shares or creating a synthetic long position. To achieve a synthetic long exposure to AAPL, the Fund buys AAPL call options and, simultaneously, sells AAPL put options to try to replicate the price movements of AAPL. The combination of the long call options and sold put options seek to provide the Fund with investment exposure equal to approximately 100% of AAPL for the duration of the applicable options exposure. The call options the Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the Fund writes (sells) call option contracts on AAPL to generate income. If the fund gains long exposure synthetically, since the Fund does not directly own AAPL, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the AAPL call option contracts will limit the Fund’s participation in the appreciation in AAPL’s stock price. If the stock price of AAPL increases, the above-referenced synthetic and/or holding the Underlying Security directly would allow the Fund to experience similar percentage gains. However, if AAPL’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long stock exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to AAPL and the sold (short) AAPL call positions) will limit the Fund’s participation in gains in the AAPL stock price beyond a certain point.

When the Fund engages in covered call writing with respect to AAPL, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase AAPL on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in AAPL.

Call Spreads

The Fund may write (sell) call or put spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of AMZN’s share price, while still generating net premium income. In a call option spread, the YP Amazon Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Amazon Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from AMZN’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Amazon Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Amazon Fund may purchase out-of-the-money protective put options to seek to limit loss from AMZN’s share price. The cost of protection may reduce the income generated in the portfolio.

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Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The Fund seeks to provide monthly income in the form of distributions to shareholders. The Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on AAPL as described above. This income made on the Fund’s options transactions will depend on the volatility of AAPL and thus its price return. AAPL stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of AMZN. When this happens, the YP Amazon Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the Fund holds shares of AAPL directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs AAPL

For the reasons stated above, the Fund’s performance will differ from that of AAPL’s stock price. The performance differences will depend on, among other things, the price of AAPL, changes in the price of the AAPL options contracts the Fund has purchased and sold, the extent to which AAPL owns shares directly and changes in the value of the fixed income securities in the portfolio.

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Fund Portfolio

The Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Apple (AAPL) ETF
Portfolio Holdings (All options are based on the value of AAPL)	Investment Terms	Expected Target Maturity
Purchased call option contracts	“at-the-money” (i.e., the strike price is equal to the then-current share price of AAPL at the time of purchase) to provide exposure to positive price returns of AAPL. If the stock of AAPL increases, these options will generate corresponding increases to the Fund.	1-month to one-year expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of AAPL at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by AAPL.

1-month to one-year expiration dates
Sold (short) call option contracts

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale.

They may generate current income. However, they also limit some potential positive returns that the Fund may have otherwise experienced. Selling a short call option will generate a loss for the Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less
AAPL Shares	Shares of AAPL	N/A
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the Fund’s derivative investments.

They may also generate income.

Average portfolio duration of this Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

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The market value of the cash and fixed income securities held by the Fund are expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets.

The Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to AAPL’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of AAPL.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the Fund if it, among other reasons, fully understands the risks inherent in an investment in the Fund’s Shares. There is no guarantee that the Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by AAPL over the call period. This means that if AAPL experiences an increase in value above the strike price of the sold call options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform AAPL over the call period.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Apple Inc.

Apple’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH APPLE INC.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in the same industry as that assigned to AAPL. As of the date of the Prospectus, AAPL is assigned to the consumer electronic industry.

This Prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of AAPL. The common stock of Apple Inc. (AAPL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by AAPL pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. In addition, information regarding AAPL may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

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Apple Risk. Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of AAPL above the exercise prices of the written options, but will continue to bear the risk of declines in the value of AAPL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the Underlying Security over time. In addition, the Fund’s ability to sell shares of the Underlying Security will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the Underlying Security is halted). If trading is suspended, the Fund may be unable to write or purchase options at times that may be desirable or advantageous to the Fund to do so. If the Fund is unable to extinguish the option position before exercise, the Fund may be required to deliver the corresponding shares of the Underlying Security, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the Underlying Security or selling the corresponding options at a less favorable price than the fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of AMZN rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Amazon Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the AAPL above the exercise prices of such options, but will continue to bear the risk of declines in the value of the AAPL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the Underlying Security over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with AAPL. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

Non-Diversified Risk. The Fund is non-diversified. This means that the Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

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Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by AAPL over the call period. This means that if AAPL experiences an increase in value above the strike price of the sold call options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform AAPL over the call period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by AAPL over each call period, but has full exposure to any decreases in value experienced by AAPL over the call period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of AAPL. The degree of participation in AAPL gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of AAPL, changes in interest rates, changes in the actual or perceived volatility of AAPL and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of AAPL changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of AAPL. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the AAPL will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by AAPL. When an investor purchases and sells shares of the Fund, such purchases and sales may affect the investor’s performance in light of the Fund’s share price trailing, tracking or outperforming the Underlying Security. For example, if an investor purchases shares or sells shares of the Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the Fund may heighten the difference between the share price of that investor’s shares and the performance the Underlying Security over the period the investor owns Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (AAPL), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

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Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor Fund (the Kurv Yield Premium Strategy Apple (AAPL) ETF) for dates prior to November 18, 2024. The Fund has adopted the performance of the Predecessor Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was -15.15%.

During the period shown in the bar chart, the best performance for a quarter was 14.69% for the quarter ended June 30, 2024. The worst performance was -8.96% for the quarter ended March 31, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
Fund
Return Before Taxes	20.59%	26.36%
Return After Taxes on Distributions	14.43%	19.97%
Return After Taxes on Distributions and Sale of Fund Shares	12.02%	17.30%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.67%

*	The Fund commenced operations on October 26, 2023.

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After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Additional Information About the Fund’s Investment Objectives, Strategies and Risks

Investment Objective and Principal Investment Strategies

Kurv Yield Premium Strategy Apple (AAPL) ETF (the “Fund”) seeks current income. The Fund’s secondary investment objective is to seek exposure to the share price of the common stock of AAPL, subject to a limit on potential investment gains.

The Fund’s investment objective can be changed by the Board of Trustees (the “Board”) of Kurv ETF Trust (the “Trust”) (the upon sixty days’ written notice to shareholders). An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. No Fund’s investment objective has been adopted as a fundamental investment policy and therefore the Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board and written notice to shareholders.

The Fund has adopted a policy to have at least 80% of its investment exposure, under normal circumstances, to AAPL’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of AAPL.

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The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Additional Information Regarding Investment Techniques and Policies:

Synthetic Exposure to Underlying Stock Price Returns

●	The Fund purchases call option contracts on the Underlying Security generally having one-month to one-year terms and strike prices equal to the then-current price of the Underlying Security at the time of the purchases to provide the Fund’s exposure to the upside price returns of the Underlying Security. As a buyer of call option contracts, the Fund pays a premium to the seller of the options contracts to obtain the right to participate in the price returns of the underlying stock beyond the strike price of the purchased call option contract at expiration (or earlier, if the Fund closes the option contract prior to expiration); and

●	The Fund simultaneously sells put option contracts on the underlying stock to help pay the premium of the purchased call option contracts on the Underlying Security described above. The Fund sells put option contracts that also generally have one-month to one-year terms and strike prices equal to the then-current price of the underlying stock at the time of the sales to provide the Fund exposure to the downside price returns of the underlying stock. As a seller of a put option contract, the Fund receives a premium from the buyer of the option contract in exchange for the Fund’s obligation, if exercised, to purchase the underlying stock at the strike price if the buyer exercises the option contract.

●	The combination of the purchased call options and the sold put options provides the Fund with investment exposure equal to approximately 100% of underlying stock for the duration of the applicable options exposure.

Cash Exposure to Underlying Stock Price Returns

●	The Fund may purchase the underlying stock to gain long exposure.

Generating Monthly Income

●	The Fund sells call option contracts that are based on the value of underlying stock to generate income via option premiums. On a monthly basis or more frequently, the Fund will sell call option contracts on the Underlying Security with expiration dates of approximately one-month to one-year terms at strike prices that are approximately equal to 5%-15% above the then-current share price of the Underlying Security. By doing so, the Fund gives up the potential to fully participate in the Underlying Security gains, if any, beyond the strike price of the sold call options in exchange for income received in the form of call option premium. If the price of the Underlying Security is less than the call option’s strike price at the expiration of the contract, the option contract will expire worthless and the Fund’s return on the sold call position will be the premium originally received for selling the option contract. If the price of the Underlying Security is greater than the strike price at the expiration of the option contract, the Fund will typically forgo all of the returns that exceed the strike price of the option contract, and there will be a cost to “close out” the now in-the-money call options. The short call options are “closed out” (repurchased) prior to their expiration so that the Fund will not get assigned the, now, in-the-money call options. At times the call options may be “rolled” instead of simply closed. This is to say, new call options are simultaneously sold to open a new short call position, while the previously sold calls are repurchased to close out the original short call position.

●	The Fund purchases short-dated fixed income instruments with maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Short-dated fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities.

●	The Fund’s sale of call option contracts to generate income will limit the degree to which the Fund will participate in increases in share price of the Underlying Security. This means that if the Underlying Security experiences an increase in share price, the Fund will likely not experience that increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold call option contracts) and may result in the Fund significantly underperforming the Underlying Security. The degree of participation in the Underlying Security gains will depend on the strike price of the short call option contracts and prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts. The potential for upside returns on the Underlying Security will also depend on whether the Fund fully “covers” its potential upside price return exposure to the Underlying Security by virtue of its sold call option contracts. If the Fund fully covers the upside price return exposure to the Underlying Security, the Fund’s potential upside to the Underlying Security’s price returns will be completely capped at the sold call options’ strike price, meaning the Fund may forgo all price returns experienced by the Underlying Security beyond the strike price. If the Fund partially covers its potential upside return exposure with the sold call option, the Fund will have muted returns beyond the strike price of the sold call option to the extent that the Underlying Security’s share price appreciates beyond the strike price. If the fund holds shares of the Underlying Security, stock dividend may also generate additional income.

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The sale of call option contracts will offset losses experienced by an Underlying Security only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all the Underlying Security price return losses over the duration of the options contracts (e.g., if the Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses) beyond the income received from the sold call option contract premiums.

The Fund’s sale of call option contracts, paired with the purchase of higher strike call option contracts, aims to generate income while still allowing for potential indirect participation in increases in the share price of its Underlying Security above the strike of the higher price call option which was bought. However, this strategy may nonetheless still limit the degree to which the Fund fully participates in such increases as the Fund will not participate (directly or indirectly) in any appreciation between the strikes of the sold call option and bought call option.

The sale of credit call spreads will offset losses experienced by an Underlying Security’s share price only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all of its Underlying Security’s losses beyond the income received from the sold call spreads contract premiums. For instance, if the Fund’s Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the income received from the sold call spreads contract premiums.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

The Fund’s NAV is dependent on the value of the Fund’s options contracts, which are based principally upon the share price of the Underlying Security, the volatility of the Underlying Security, which influences short call prices, and the time remaining until the expiration date of the short call option contracts. The Fund’s synthetic long exposure strategy will effectively allow that portion of the Fund’s assets to move in synch with the daily changes in the Underlying Security’s stock price.

However, the Fund’s participation in the potential upside in the Underlying Security returns is limited by virtue of its sold option contract positions. The degree to which a shareholder may benefit from the upside exposure to the Underlying Security obtained by the Fund will depend on the time at which the investor purchases Shares of the Fund and the price movements of the Underlying Security. At any given time, there may be limited upside potential. If the price of the Underlying Security is near or has exceeded the strike price of the Fund’s sold call option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short calls are replaced by a new set of short call, as well as remain vulnerable to significant downside risk, including the loss of their entire investment.

The Fund may seek to limit loss from of an Underlying Security or instrument’s share price by writing (selling) risk reversals rather than stand-alone call option contracts, or purchasing out-of-the-money protective put options. In the case of risk reversals, the cost of this protection is offset by the premiums earned from a written call option. In the case of protective put options, the cost of protection may reduce the income generated in the portfolio.

Exchange Traded Options Portfolio

The Fund will purchase and sell a combination of call and put exchange traded options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by the Board.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Underlying Security

Principal Risks of Investing in the Fund

Apple Risk. Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Apple must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Apple’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Apple’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Apple expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

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Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of AAPL above the exercise prices of the written options, but will continue to bear the risk of declines in the value of AAPL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the Underlying Security over time. In addition, the Fund’s ability to sell shares of the Underlying Security will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the Underlying Security is halted). If trading is suspended, the Fund may be unable to write or purchase options at times that may be desirable or advantageous to the Fund to do so. If the Fund is unable to extinguish the option position before exercise, the Fund may be required to deliver the corresponding shares of the Underlying Security, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the Underlying Security or selling the corresponding options at a less favorable price than the fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of the Underlying Security rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as they seek to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of AAPL above the exercise prices of such options, but will continue to bear the risk of declines in the value of AAPL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the Underlying Security over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with AAPL. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Global pandemic and the aggressive responses that may be taken by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

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Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund or ETF from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

Non-Diversified Risk. The Fund is non-diversified. This means that the Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, the value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund is exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by AAPL over the call period. This means that if AAPL experiences an increase in value above the strike price of the sold call options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform AAPL over the call period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by AAPL over each call period, but has full exposure to any decreases in value experienced by AAPL over the call period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of AAPL. The degree of participation in AAPL gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of AAPL, changes in interest rates, changes in the actual or perceived volatility of AAPL and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of AAPL changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of AAPL. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the AAPL will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by AAPL.

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Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (AAPL), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Fund Website and Disclosure of Portfolio Holdings

The Adviser maintains a website for the Fund at www.kurvinvest.com. Among other things, this website includes the Fund’s prospectus and Statement of Additional Information (“SAI”), and includes the Fund’s holdings, the Fund’s last annual and semi-annual reports, pricing information about shares trading on the Exchange, updated performance information, premiums and discounts, and bid/ask spreads. The Fund’s annual and semi-annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. The Fund prepares a report on Form N-PORT of its portfolio holdings as of the end of each month. The Fund’s annual and semi-annual reports are filed with the SEC within 60 days of the end of the reporting period and the Fund’s monthly portfolio holdings are filed with the SEC within 60 days after the end of each fiscal quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Kurv ETF Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the Fund’s SAI. Information on how to obtain the SAI is listed on the inside back cover of this prospectus.

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Fund Management

Adviser

Kurv Investment Management LLC (the “Adviser”), located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 serves as the investment adviser to the Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for the Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advisory services to the Fund.

The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the business affairs of the Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services the Adviser provides to the Fund, the Fund pays the Adviser a fee calculated daily and paid monthly at an annual rate of 1.15% of the average daily net assets of the Fund.

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

The Adviser has contractually agreed to limit current operating expenses of the Fund until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) will not exceed 0.99% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in the Fund’s Form N-CSR for the fiscal period ended November 30, 2024.

Portfolio Manager

Dominique Tersin

Dominique Tersin is responsible for the day-to-day management of the Fund. Mr. Tersin is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, and overseeing personnel at the Adviser who have more limited responsibilities.

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Dominique Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios. He also managed enhanced liquidity program firmwide as well as the European ETF trading operations.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund shares.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. Although the Fund is not currently sub-advised, the Trust and the Adviser have obtained exemptive relief from the SEC (the “Order”), that permit the Adviser, subject to the approval of the Board, including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to change or select new unaffiliated sub-advisers without obtaining shareholder approval (the “Manager-of-Managers Structure”). This relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing a sub-adviser and recommending their hiring, termination and replacement. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser (not the Fund). The Order is subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a sub-adviser, any changes made to the sub-adviser or material changes to a sub-advisory agreement. The sole initial shareholder of the Fund has approved the Fund’s operation under the Manager-of-Managers Structure.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval.

Shareholder Information

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser, as Valuation Designee, believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser, in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees of the Trust. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

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Buying and Selling Exchange-Traded Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors

Individual Fund shares may only be bought and sold by investors including APs in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because the Fund’s shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website (www.kurvinvest.com).

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus. For More Information:

Existing Shareholders or Prospective Investors

Kurv ETFs
c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Dealers

Kurv ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

Distributions

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

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Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Tax Information

Tax Considerations

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

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If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Premium/Discount Information

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at www.kurvinvest.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

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The information in the following tables has been derived from the Fund’s financial statements which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the Fund’s annual report on Form N-CSR which is available upon request.

Kurv Yield Premium Strategy Apple (AAPL) ETF

Financial Highlights

For a share outstanding throughout the year/period presented

	Year Ended May 31, 2025	Period Ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.41	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.72	0.66
Net realized and unrealized gain (loss) on investments	(0.09)	1.50
Total from investment operations	0.63	2.16
LESS DISTRIBUTIONS FROM:
Net investment income	(3.67)	(0.69)
Return of capital	(1.21)	(1.06)
Total distributions	(4.88)	(1.75)
Net asset value, end of period	$21.16	$25.41
Total return(c)	0.27%	8.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,809	$762
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(d)	1.76%	1.15%
After expense reimbursement/recoupment(d)	1.60%	0.99%
Ratio of operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.93%	4.39%
Portfolio turnover rate(c)(e)	0%	0%

(a)       Inception date of the Fund was October 26, 2023.

(b)       Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)       Not annualized for periods less than one year.

(d)       Annualized for periods less than one year.

(e)       Portfolio turnover rate excludes in-kind transactions.

Information provided to or filed with the SEC by Underlying Issuer pursuant to the Exchange Act, including the financial statements of Underlying Issuer in its Form 10-K, can be located by reference to the SEC file number noted below through the SEC’s website at www.sec.gov:

Underlying Issuer	SEC File Number
AAPL	320193

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KURV ETF

Kurv Yield Premium Strategy Apple (AAPL) ETF

Investment Adviser Kurv Investment Management LLC 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street} Milwaukee, WI 53202

Custodian U.S. Bank, N.A. 1555 N. Rivercenter Drive, MK-WI-S302 Milwaukee, WI 53212	Legal Counsel Alston & Bird LLP 950 F Street, NW Washington, DC 20004

Disclaimers

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Additional Information

The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports free of charge, please call 1-833-595-KURV (5878). Free copies of the Fund’s shareholder reports, Prospectus, and the Statement of Additional Information are also available from our website at www.kurvinvest.com.

Shareholder reports and other information about the Fund are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No. 811-23473.

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PROSPECTUS

September 29, 2025

Kurv Technology Titans Select ETF (Ticker: KQQQ)

Principal U.S. Listing Exchange for the Fund: The NASDAQ Stock Market, LLC

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KURV TECHNOLOGY TITANS SELECT ETF (TICKER: KQQQ) - SUMMARY

Investment Objective

The Kurv Technology Titans Select ETF (the “Fund”) seeks maximum total return, consistent with prudent investment management.

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.06%
Acquired Fund Fees and Expenses(2)	0.07%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver(3)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.99%

(1)	Other Expenses have been restated to reflect current fees.

(2)	This number represents the estimated combined total fees and operating expenses of the Acquired Funds owned by the Fund for the current fiscal year and are not a direct expense incurred by the Fund or deducted from the Fund’s assets.

(3)	The Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses, effective September 29, 2025, through September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.92%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Fund’s adviser, Kurv Investment Management LLC. The Fund’s prior expense cap of 0.79% of average daily net assets expired on July 31, 2025, and was not renewed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$343	$604	$1,350

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended May 31, 2025, the Fund’s portfolio turnover rate was 26% of the average value of the portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that primarily invests its assets in equity securities of, or derivative instruments (e.g., options) relating to, individual U.S. and non-U.S. technology companies (“Technology Companies”) generally with market capitalizations in excess of $10 billion as well as the shares of other ETFs that invest in Technology Companies. The Fund defines “Technology Companies” to include those companies that provide technology products or services, that benefit from utilizing technology to gain competitive advantages, improve their business processes, products or applications, or that have introduced technologically enabled new products or services that potentially change the way the world works.

The Fund will primarily invest in the equity securities of, or derivative instruments (e.g., options) relating to, Technology Companies. The Fund will also invest in the Kurv Yield Premium ETFs (“Underlying Kurv Yield Premium ETFs”) and other Kurv ETFs (“Underlying Other Kurv ETFs” and, together with Underlying Kurv Yield Premium ETFs, the “Underlying Kurv ETFs”), which are ETFs advised by Kurv Investment Management LLC (the “Adviser”), the adviser to the Fund. A number of the Underlying Kurv ETFs have a primary investment objective to seek current income, and a secondary investment objective to seek exposure to the share price of the common stock (the “Underlying Security”) of a particular Technology Company (the “Underlying Issuer”), subject to a limit on potential investment gains. In selecting individual Technology Companies to invest in or have exposure to, the Adviser seeks Technology Companies with favorable outlooks, examining characteristics of a particular issuer, such as growth or momentum. The Fund may also invest in derivative instruments (e.g., options) of indices that includes Technology Companies.

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Cash and/or Synthetic Long Exposure

The Fund may gain long exposure via purchasing shares of individual companies or creating a synthetic long position. To achieve a synthetic long exposure, the Fund buys call options of a technology company and, simultaneously, sells put options of the same company to try to replicate the price movements of underlying company. The combination of the long call options and sold put options seek to provide the Fund with investment exposure to the underlying company for the duration of the application option exposure. The notional exposure to an underlying company when the Fund buys put and call options directly will not exceed 150% of net asset value (when obtaining exposure to an underlying company through an Underlying Kurv Yield Premium ETF, notional exposure will be limited to 100% of net asset value). The call options the Fund buys and the put options it sells will be at the same strike price and have the same expiration, however, the amount may differ.

Covered Call Writing

As part of its strategy, the Fund may write (sell) call option contracts on securities or on indices to generate income. If the Fund gains long exposure synthetically, since the Fund does not directly own shares of the securities or the index, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of a company’s call option contracts will limit the Fund’s participation in the appreciation in the company’s stock price. If the stock price of the company increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the Fund to experience similar percentage gains. However, if the company’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long stock exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to the company and the sold (short) the company’s call positions) will limit the Fund’s participation in gains in the company’s stock price beyond a certain point.

When the Fund engages in covered call writing with respect to an underlying stock, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the company on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long stock position in the company, however, the Fund may write call options for an amount in excess of the value of a company’s position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

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The Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The Fund may write (sell) call or put spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of an Underlying Security or instrument’s share price, while still generating net premium income. In a call option spread, the Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from of an Underlying Security or instrument’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The Fund may purchase out-of-the-money protective put options to seek to limit loss from its underlying share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchase

The Fund may purchase call options to seek to gain price appreciation from its underlying share price. The cost of the purchase may reduce the income generated in the portfolio.

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Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

If the Adviser determines to employ a covered call strategy for a Technology Company for which there is a Kurv Yield Premium Strategy ETF that tracks the same Technology Company, the Adviser may invest in the Kurv Yield Premium Strategy ETF to increase portfolio management efficiency in gaining the same exposure.

The Fund may also invest up to 20% of its assets in ETFs providing exposure to precious metals, such as gold, silver and platinum, including through Underlying Kurv ETFs.

Current Underlying Kurv ETFs include:

Underlying Kurv ETF (Ticker)	Underlying Issuer/Asset
Kurv Yield Premium Strategy Apple (AAPL) ETF (Ticker: AAPY)	Apple Inc.
Kurv Yield Premium Strategy Amazon (AMZN) ETF (Ticker: AMZP)	Amazon.com, Inc.
Kurv Yield Premium Strategy Google (GOOGL) ETF (Ticker: GOOP)	Alphabet Inc.
Kurv Yield Premium Strategy Microsoft (MSFT) ETF (Ticker: MSFY)	Microsoft Corporation
Kurv Yield Premium Strategy Netflix (NFLX) ETF (Ticker: NFLP)	Netflix, Inc.
Kurv Yield Premium Strategy Tesla (TSLA) ETF (Ticker: TSLP)	Tesla, Inc.
Kurv Enhanced Short Maturity ETF (Ticker: LQID)*	Multiple issuers
Kurv Gold Enhanced Income ETF (Ticker: KGLD)	Gold
Kurv Silver Enhanced Income ETF (Ticker: KSLV)*	Silver
Kurv Platinum Enhanced Income ETF (Ticker: KPTN)*	Platinum
Kurv High Income ETF (Ticker: KYLD)*	Multiple issuers

* Not operational as of the date of this Prospectus.

The Fund may also invest in any Kurv ETF formed in the future that supports the Adviser in meeting the investment objective.

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Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of, or ETFs and derivative instruments providing exposure to Technology Companies.

The Adviser will endeavor to optimize tax losses. The Fund is classified as “non-diversified” under the 1940 Act.

Due to the investment strategies of some Underlying Kurv ETFs strategy, the Fund’s indirect exposure to gains, if any, of the share price returns of the Underlying Securities is capped. However, the Fund is subject to all potential losses if the shares of the Underlying Securities decrease in value, which may not be offset by income received by the Fund.

The Underlying Kurv Yield Premium ETFs

Each of the Underlying Kurv Yield Premium ETFs uses an synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy (described below) to seek to provide income and indirect exposure to the share price returns of its Underlying Security, subject to a limit on potential investment gains as a result of the nature of the options strategy it employs. Each Underlying Kurv Yield Premium ETF options contracts provide:

●	indirect exposure to the share price returns of its Underlying Security,

●	current income from the option premiums, and

●	potential limits on the Underlying Kurv Yield Premium Fund’s participation in gains, if any, of the share price returns of its Underlying Security.

An investment in an Underlying Kurv Yield Premium ETF is not an investment in its Underlying Security.

●	Each Underlying Kurv Yield Premium ETF’s strategy may cap its potential gains if its Underlying Security’s shares increase in value.

●	Each Underlying Kurv Yield Premium ETF’s strategy is subject to all potential losses if its Underlying Security’s shares decrease in value, which may not be offset by income it receives.

●	Underlying Kurv Yield Premium ETF shareholders (including the Fund) may be entitled to any Underlying Security dividends only to the extent that it holds an Underlying Security directly.

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Underlying Kurv Yield Premium ETFs – Options Contracts

As part of each Underlying Kurv Yield Premium ETF’s synthetic call and put strategy, it will purchase and sell call and put option contracts that are based on the value of the price returns of the Underlying Security.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”).

●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).

●	Options contracts must be exercised or traded to close within a specified time frame, or they expire.

●	Option contracts may include FLEX options which are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the- counter” (“OTC”) options positions.

Each Underlying Kurv Yield Premium ETF’s options contracts are based on the value of Underlying Security, which gives it the right or obligation to receive or deliver shares of Underlying Security on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Underlying Kurv Yield Premium ETF purchases or sells the option contract.

Underlying Kurv Yield Premium ETFs - Synthetic Call and Put Strategy

In seeking to achieve its investment objective, each Underlying Kurv Yield Premium ETF implements a “synthetic call and put” strategy using options contracts.

Each Underlying Kurv Yield Premium ETF’s synthetic call and put strategy consists of the following elements, each of which is described in greater detail above with respect to the Fund and under “Additional Information About the Fund” below:

●	Cash and/or synthetic long exposure to its Underlying Security, which allows the Underlying Kurv Yield Premium ETF to seek to participate in the changes, up or down, in the price of the Underlying Security.

●	Covered call writing (where Underlying Security call options are sold against the synthetic long portion of the strategy), which allows Underlying Kurv Yield Premium ETF to generate income.

●	Call spreads which allows the Underlying Kurv Yield Premium ETF to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the Underlying Kurv Yield Premium ETF mitigate potential loss from the Underlying Security’s share price.

●	Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

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Each Underlying Kurv Yield Premium ETF’s performance will differ from that of its Underlying Security’s share price. The performance differences will depend on, among other things, the price of its Underlying Security, changes in the price of the Underlying Security options contracts that Underlying Kurv Yield Premium ETF has purchased and sold, and changes in the value of the U.S. Treasuries.

Synthetic Call and Put Strategy – Tax Loss Harvesting

If a specific Underlying Kurv Yield Premium ETF has recently incurred substantial losses, the Fund may choose to redeem (or otherwise exit) its investment in that particular ETF in order to seek to capitalize on tax loss harvesting (a strategy that seeks to minimize the Fund’s capital gains). In that case, the Adviser will use the proceeds from such redemption and invest them in the same synthetic call and put strategy (described above) on the same Underlying Security as that of the redeemed Underlying Kurv Yield Premium ETF. This approach aims to achieve returns akin to those of the redeemed Underlying Kurv Yield Premium ETF in which the Fund was invested. The synthetic call and put strategy will be employed for a minimum of 31 days to adhere to applicable tax rules.

Principal Risks Of Investing In The Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Call Writing Strategy Risk. The continuous application of the Fund’s or an Underlying Kurv ETF's call writing strategy impacts its ability to participate in the positive price returns of its Underlying Security, which in turn affects the Fund’s or an Underlying Kurv ETF’s returns both during the term of the sold call options and over longer time frames. The Fund or an Underlying Kurv ETF's participation in its Underlying Security’s positive price returns and its own returns will depend not only on the Underlying Security's price but also on the path the Underlying Security's price takes over time, illustrating that certain price trajectories of the Underlying Security could lead to suboptimal outcomes for the ETF.

Underlying Security Risk. The Fund and Underlying Kurv ETFs invest in options contracts that are based on the value of an Underlying Security. This subjects the Fund and each Underlying Kurv ETF to certain of the same risks as if it owned shares of the Underlying Security, even though it does not. As a result, the Fund and each Underlying Kurv ETF is subject to the risks associated with the industry of the corresponding Underlying Issuer.

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Counterparty Risk. The Fund and each Underlying Kurv ETF faces counterparty risk through its investments in options contracts, held via clearing members due to its non-membership in clearing houses, with the risk exacerbated if a clearing member defaults or if limited clearing members are willing to transact on its behalf. This risk is also magnified as the Underlying Kurv ETF primarily focuses on options contracts on a single security, potentially leading to losses or hindrance in implementing its investment strategy if adverse situations with clearing members arise.

Price Participation Risk. The Fund and Underlying Kurv ETFs employ a strategy of selling call option contracts, limiting their participation in the value increase of the Underlying Security during the call period. Should an Underlying Security’s value increase beyond the sold call options' strike price, the Fund or the Underlying Kurv ETF may not experience the same extent of increase, potentially underperforming the Underlying Security and experiencing a NAV decrease, especially given its full exposure to any value decrease of the Underlying Security over the call period.

Distribution Risk. The Fund and each Underlying Kurv ETF aim to provide monthly income, although there's no guarantee of distribution in any given month, and the distribution amounts may vary significantly. Monthly distributions may consist of capital returns, reducing the Fund’s and each Underlying Kurv ETF's NAV and trading price over time, thus potentially leading to significant losses for investors (including the Fund), especially as the Fund’s or an Underlying Kurv ETF's returns exclude any dividends paid by the Underlying Security, which may result in lesser income compared to a direct investment in the Underlying Security.

NAV Erosion Risk Due to Distributions. When the Fund or an Underlying Kurv ETF makes a distribution, its NAV typically drops by the distribution amount on the related ex-dividend date. The repetitive payment of distributions may significantly erode the Fund’s or an Underlying Kurv ETF’s NAV and trading price over time, potentially resulting in notable losses for investors (including the Fund).

Single Issuer Risk. Each Underlying Kurv ETF, focusing on an individual security (Underlying Security), may experience more volatility compared to traditional pooled investments or the market generally due to issuer-specific attributes. Its performance may deviate from that of diversified investments or the overall market, making it potentially more susceptible to the specific performance and risks associated with the Underlying Security.

High Portfolio Turnover Risk. The Fund and Underlying Kurv ETFs may actively and frequently trade all or a significant portion of the Fund’s or Underlying Kurv ETF’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s or Underlying Kurv ETF’s expenses.

Liquidity Risk. Some securities held by the Fund or an Underlying Kurv ETF, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Underlying Kurv ETFs as each will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund or an Underlying Kurv ETF is forced to sell an illiquid security at an unfavorable time or price, the Fund or Underlying Kurv ETF may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund or Underlying Kurv ETF from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund or Underlying Kurv ETFs.

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Tax Risk. The Fund and each Underlying Kurv ETF aim to qualify as a Regulated Investment Company (RIC) under Subchapter M of the Code to avoid U.S. federal income tax on distributed net investment income and net capital gain, provided certain conditions are met. Failure to meet the RIC criteria, especially if the value of held options exceeds 25% of the total ETF assets at the end of a tax quarter, could subject the Fund or an Underlying Kurv ETF's income to taxation at both the fund and shareholder levels, though there's a grace period to rectify such non-compliance. The Fund and each Underlying Kurv ETF employs a synthetic strategy, maintaining a treasury securities portfolio to aid in meeting diversification requirements.

Technology Sector Risk. The Fund and Underlying Kurv ETFs may invest directly in the equity securities of, or derivative instruments (e.g., options) relating to Technology Companies. Accordingly, the performance of the Fund or Underlying Kurv ETFs could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund and each Underlying Kurv ETF’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund or Underlying Kurv ETF’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The Fund and Underlying Kurv ETFs investment strategies are options-based. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events.

Equity Risk. The value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as The NASDAQ Stock Market, LLC. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single Underlying Security as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock or ETF, such as the Underlying Security being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

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Risks of Investing in Other Investment Companies: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Fixed Income Securities Risk. When the Fund or an Underlying Kurv ETF invests in fixed income securities or fixed income ETFs, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.

U.S. Government and U.S. Agency Obligations Risk. The Fund and each Underlying Kurv ETF may invest in securities issued by the U.S. government or its agencies, where the repayment of principal and interest might be backed by the full faith and credit of the United States or solely by the issuing agency. In cases where the issuing agency or instrumentality is the sole backer, investors are reliant on that entity for repayment, with no assurance that the U.S. Government would provide financial support to such agencies or instrumentalities if not obligated, potentially posing a repayment risk.

Money Market Instrument Risk. The Fund and the Underlying Kurv ETFs may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Precious Metal Risk. The price of precious metals, such as gold, silver and platinum, may be volatile, and precious metal-related exchange traded products, including physical metal-related ETFs, may be highly sensitive to the price of a precious metal. The price of precious metals can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical precious metals have sales commission, storage, insurance and auditing expenses.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

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Leveraging Risk. The Fund may engage in certain transactions, such as options, that may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third- parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance:

Because the Fund is new and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.kurvinvest.com.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since inception July 2024) serves as portfolio manager for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

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Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

The investment objective of the Fund is to seek maximum total return, consistent with prudent investment management.

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Additional Information Regarding Investment Techniques and Policies:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of, or ETFs and derivative instruments providing exposure to, Technology Companies. The Fund defines “Technology Companies” to include those companies as those that provide technology products or services, those that benefit from utilizing technology to gain competitive advantages, improve their business processes, products or applications, or those that have introduced technologically enabled new products or services that potentially change the way the world works. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

The Fund may also invest up to 20% of its assets in ETFs providing exposure to precious metals, such as gold, silver and platinum, including through Underlying Kurv ETFs.

Each Underlying Kurv ETF’s investment exposure is concentrated in (or substantially exposed to) the same industry as that assigned to the issuer of the corresponding Underlying Security (the “Underlying Issuer”) or asset. As of the date of the Underlying Kurv ETF Prospectus, the Underlying Issuers or asset are assigned to the industry stated below.

Underlying Kurv ETF (Ticker)	Underlying Issuer/Asset	Industry
Kurv Yield Premium Strategy Apple (AAPL) ETF (Ticker: AAPY)	Apple Inc.	Computer Manufacturing
Kurv Yield Premium Strategy Amazon (AMZN) ETF (Ticker: AMZP)	Amazon.com, Inc.	Catalog/Specialty Distribution
Kurv Yield Premium Strategy Google (GOOGL) ETF (Ticker: GOOP)	Alphabet Inc.	Internet And Information Services
Kurv Yield Premium Strategy Microsoft (MSFT) ETF (Ticker: MSFY)	Microsoft Corporation	Information Technology - Systems Software
Kurv Yield Premium Strategy Netflix (NFLX) ETF (Ticker: NFLP)	Netflix, Inc.	Communication Services
Kurv Yield Premium Strategy Tesla (TSLA) ETF (Ticker: TSLP)	Tesla, Inc.	Auto Manufacturing
Kurv Enhanced Short Maturity ETF (Ticker: LQID)*	Multiple issuers	Miscellaneous
Kurv Gold Enhanced Income ETF (Ticker: KGLD)	Gold	Gold
Kurv Silver Enhanced Income ETF (Ticker: KSLV)*	Silver	Silver
Kurv Platinum Enhanced Income ETF (Ticker: KPTN)*	Platinum	Precious Metals
Kurv High Income ETF (Ticker: KYLD)	Multiple issuers	Miscellaneous

* Not operational as of the date of this Prospectus.

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The Fund will employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods.

If a specific Underlying Kurv Yield Premium ETF has recently incurred substantial losses, the Fund may choose to redeem (or otherwise exit) its investment in that particular ETF in order to seek to capitalize on tax loss harvesting (a strategy that seeks to minimize the Fund’s capital gains). In that case, the Adviser will use the proceeds from such redemption and invest them in the same synthetic call and put strategy (described above) on the same Underlying Security as that of the redeemed Underlying Kurv Yield Premium ETF. This approach aims to achieve returns akin to those of the redeemed Underlying Kurv Yield Premium ETF in which the Fund was invested.

The synthetic call and put strategy will be employed taking into account the tax “wash sale” rules. These rules provide that any loss realized on a sale will be disallowed to the extent shares in an ETF are acquired, including through reinvestment of dividends, or an option on such shares is acquired, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical ETF shares.

Underlying Kurv Yield Premium ETFs Principal Investment Strategies Overview. The following provides an overview of the investment strategies utilized by each of the Underlying Kurv Yield Premium ETFs (each of which relates to a different Underlying Security). In addition, when seeking direct exposure or to optimize tax losses, the Fund may use the following investment strategies with respect to one or more Underlying Securities:

Synthetic Exposure to Underlying Share Price Returns

●	The Underlying Kurv Yield Premium ETFs purchase call option contracts on the Underlying Securities generally having one-month to one-year terms and strike prices equal to the then-current price of the Underlying Securities at the time of the purchases to provide the Underlying Kurv Yield Premium ETFs exposure to the upside price returns of the Underlying Securities. As a buyer of call option contracts, each Underlying Kurv Yield Premium ETF pays a premium to the seller of the options contracts to obtain the right to participate in the price returns of the Underlying Security beyond the strike price of the purchased call option contract at expiration (or earlier, if the Underlying Kurv Yield Premium ETF closes the option contract prior to expiration); and

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●	The Underlying Kurv Yield Premium ETFs simultaneously sells put option contracts on the Underlying Security to help pay the premium of the purchased call option contracts on the Underlying Securities described above. The Underlying Kurv Yield Premium ETFs sell put option contracts that also generally have one-month to one-year terms and strike prices equal to the then-current price of the Underlying Security at the time of the sales to provide the Underlying Kurv Yield Premium ETF exposure to the downside price returns of the Underlying Security. As a seller of a put option contract, each Underlying Kurv Yield Premium ETF receives a premium from the buyer of the option contract in exchange for the Underlying Kurv Yield Premium ETF’s obligation, if exercised, to purchase the Underlying Security at the strike price if the buyer exercises the option contract.

●	The combination of the purchased call options and the sold put options provides the Underlying Kurv Yield Premium ETFs with investment exposure equal to approximately 100% of Underlying Security for the duration of the applicable options exposure.

●	The Fund will only invest in Underlying Kurv ETFs with risk characteristics similar to the Underlying Kurv ETFs identified in the Fund’s investment strategy and that, with respect to any single stock underlying ETFs, the Fund will only invest in call and put funds with investment exposure equal to approximately 100% of the Underlying Security.

Cash Exposure to Underlying Stock Price Returns

●	The Underlying Kurv Yield Premium ETFs may purchase the Underlying Security to gain long exposure.

Generating Monthly Income

●	The Underlying Kurv Yield Premium ETFs sell call option contracts that are based on the value of Underlying Security to generate income via option premiums. The Underlying Kurv Yield Premium ETFs will sell call option contracts on the Underlying Security with expiration dates of approximately one month to 12-months at strike prices that are approximately equal to 5%-15% above the then-current share price of the Underlying Security. By doing so, the Underlying Kurv Yield Premium ETFs give up the potential to fully participate in the Underlying Security gains, if any, beyond the strike price of the sold call options in exchange for income received in the form of call option premium. If the price of the Underlying Security is less than the call option’s strike price at the expiration of the contract, the option contract will expire worthless and the Underlying Kurv Yield Premium ETF’s return on the sold call position will be the premium originally received for selling the option contract. If the price of the Underlying Security is greater than the strike price at the expiration of the option contract, the Underlying Kurv Yield Premium ETF will forgo all of the returns that exceed the strike price of the option contract, and there will be a cost to “close out” the now in-the-money call options. The short call options are “closed out” (repurchased) prior to their expiration so that the Underlying Kurv Yield Premium ETF will not get assigned the, now, in-the-money call options. At times, the call options may be “rolled” instead of simply closed. This is to say, new call options are simultaneously sold to open a new short call position, while the previously sold calls are repurchased to close out the original short call position.

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●	Each Underlying Kurv Yield Premium ETF’s sale of call option contracts to generate income limits the degree to which the Underlying Kurv Yield Premium ETF will participate in increases in the share price of the Underlying Security. This means that if the Underlying Security experiences an increase in share price, the Underlying Kurv Yield Premium ETF will likely not experience that increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold call option contracts) and may result in the Underlying Kurv Yield Premium ETF significantly underperforming the Underlying Security. The degree of participation in the Underlying Security gains will depend on the strike price of the short call option contracts and prevailing market conditions, especially market volatility, at the time the Underlying Kurv Yield Premium ETF sells the call option contracts. The potential for upside returns on the Underlying Security will also depend on whether an Underlying Kurv Yield Premium ETF fully “covers” its potential upside price return exposure to the Underlying Security by virtue of its sold call option contracts. If an Underlying Kurv Yield Premium ETF fully covers the upside price return exposure to the Underlying Security, the Underlying Kurv Yield Premium ETF’s potential upside to the Underlying Security’s price returns will be completely capped at the sold call options’ strike price, meaning the Underlying Kurv Yield Premium ETF may forgo all price returns experienced by the Underlying Security beyond the strike price. If an Underlying Kurv Yield Premium ETF partially covers its potential upside return exposure with the sold call option, the Underlying Kurv Yield Premium ETF will have muted returns beyond the strike price of the sold call option to the extent that the Underlying Security’s share price appreciates beyond the strike price. If the Underlying Kurv Yield Premium ETF holds shares of the underlying stock, stock dividends may also generate additional income.

●	The Underlying Kurv Yield Premium ETFs purchase short-dated fixed income instruments with maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Short-dated fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities.

●	A Underlying Kurv Yield Premium ETF’s sale of call option contracts to generate income will limit the degree to which the Underlying Kurv Yield Premium ETF will participate in increases in the share price of the Underlying Security. This means that if the Underlying Security experiences an increase in the share price, the Underlying Kurv Yield Premium ETF will likely not experience that increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold call option contracts) and may result in the Underlying Kurv Yield Premium ETF significantly underperforming the Underlying Security. The degree of participation in the Underlying Security gains will depend on the strike price of the short call option contracts and prevailing market conditions, especially market volatility, at the time the Underlying Kurv Yield Premium ETF sells the call option contracts. The potential for upside returns on the Underlying Security will also depend on whether the Underlying Kurv Yield Premium ETF fully “covers” its potential upside price return exposure to the Underlying Security by virtue of its sold call option contracts. If an Underlying Kurv Yield Premium ETF fully covers the upside price return exposure to the Underlying Security, the Underlying Kurv Yield Premium ETF’s potential upside to the Underlying Security’s price returns will be completely capped at the sold call options’ strike price, meaning the Underlying Kurv Yield Premium ETF may forgo all price returns experienced by the Underlying Security beyond the strike price. If an Underlying Kurv Yield Premium ETF partially covers its potential upside return exposure with the sold call option, the Underlying Kurv Yield Premium ETF will have muted returns beyond the strike price of the sold call option to the extent that the Underlying Security’s share price appreciates beyond the strike price. If an Underlying Kurv Yield Premium ETF holds shares of the Underlying Security, stock dividend may also generate additional income.

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The sale of call option contracts will offset losses experienced by an Underlying Security only to the extent of premiums received from such sold call option contracts. The Underlying Kurv Yield Premium ETFs expect to participate in all the underlying share price return losses over the duration of the options contracts (e.g., if the Underlying Security decreases in value by 5%, the Underlying Kurv Yield Premium ETF should be expected to decrease in value by approximately 5%, before Underlying Kurv Yield Premium ETF fees and expenses) beyond the income received from the sold call option contract premiums.

An Underlying Kurv Yield Premium ETF’s sale of call option contracts, paired with the purchase of higher strike call option contracts, aims to generate income while still allowing for potential indirect participation in increases in the share price of its Underlying Security above the strike of the higher price call option which was bought. However, this strategy may nonetheless still limit the degree to which the Underlying Kurv Yield Premium ETF fully participates in such increases as the Underlying Kurv Yield Premium ETF will not participate (directly or indirectly) in any appreciation between the strikes of the sold call option and bought call option.

The sale of credit call spreads will offset losses experienced by an Underlying Security’s share price only to the extent of premiums received from such sold call option contracts. Each Underlying Kurv Yield Premium ETF expects to participate in all of its Underlying Security’s losses beyond the income received from the sold call spreads contract premiums. For instance, if an Underlying Kurv Yield Premium ETF’s Underlying Security decreases in value by 5%, the Underlying Kurv Yield Premium ETF should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the income received from the sold call spreads contract premiums.

An Underlying Kurv Premium ETF’s may seek to limit loss from of an Underlying Security or instrument’s share price by writing (selling) risk reversals rather than stand-alone call option contracts, or purchasing out-of-the-money protective put options. In the case of risk reversals, the cost of this protection is offset by the premiums earned from a written call option. In the case of protective put options, the cost of protection may reduce the income generated in the portfolio.

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There is no guarantee that an Underlying Kurv ETF’s investment strategy will be properly implemented, and the Fund may lose some or all of its investment.

Each Underlying Kurv Yield Premium ETF’s NAV is dependent on the value of the Underlying Kurv Yield Premium ETF’s options contracts, which are based principally upon the share price of the Underlying Security, the volatility of the Underlying Security, which influences short call prices, and the time remaining until the expiration date of the short call option contracts. Each Underlying Kurv Yield Premium ETF’s synthetic long exposure strategy will effectively allow that portion of the Underlying Kurv Yield Premium ETF’s assets to move in synch with the daily changes in the Underlying Security’s share price.

However, each Underlying Kurv Yield Premium ETF’s participation in the potential upside in the Underlying Security returns is limited by virtue of its sold option contract positions. The degree to which a shareholder may benefit from the upside exposure to the Underlying Security obtained by an Underlying Kurv Yield Premium ETF will depend on the time at which the investor purchases Shares of the Underlying Kurv Yield Premium ETF and the price movements of the Underlying Security. At any given time, there may be limited upside potential. If the price of the Underlying Security is near or has exceeded the strike price of an Underlying Kurv Yield Premium ETF’s sold call option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short calls are replaced by a new set of short call, as well as remain vulnerable to significant downside risk, including the loss of their entire investment.

Each Underlying Kurv Yield Premium ETF will invest significantly in short-term (6-month to 2-year) U.S. Treasury securities as collateral in connection with the Underlying Kurv Yield Premium ETF’s synthetic covered call strategy. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. The Underlying Kurv Yield Premium ETFs’ investments in U.S. Treasury securities contribute to the monthly income sought by the Underlying Kurv Yield Premium ETFs.

Exchange Traded Options Portfolio

The Underlying Kurv Yield Premium ETFs will purchase and sell a combination of call and put exchange traded options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the- counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX options in which the Underlying Kurv Yield Premium ETFs may invest are all European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

The Underlying Kurv Yield Premium ETFs will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Underlying Kurv Yield Premium ETFs are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Underlying Kurv Yield Premium ETFs will use fair value pricing pursuant to the fair value procedures adopted by the Board.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your performance in the Fund.

Call Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s or an Underlying Kurv ETF’s call writing strategy will impact the extent that an the Fund or Underlying Kurv ETF participates in the positive price returns of the Underlying Security and, in turn, the Fund or Underlying ETF’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund or Underlying Kurv ETF were to sell 7% out-of-the-money call options having a one-month term, the Fund or Underlying Kurv ETF’s participation in the positive price returns of the Underlying Security will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund or Underlying Kurv ETF should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the Underlying Security, or the Fund or Underlying Kurv ETF may even lose money, even if the Underlying Security share price has appreciated by at least that much over such period, if during any month over that period the Underlying Security had a return less than 7%. This example illustrates that both the Fund or an Underlying Kurv ETF’s participation in the positive price returns of an Underlying Security and its returns will depend not only on the price of the Underlying Security but also on the path that such security takes over time.

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Underlying Security Risk. The Fund and each Underlying Kurv ETF invests in options contracts that are based on the value of an Underlying Security. This subjects the Fund and each Underlying Kurv ETF to certain of the same risks as if it owned shares of the Underlying Security, even though it does not. As a result, the Fund and each Underlying Kurv ETF is subject to the risks associated with the industry of the corresponding Underlying Issuer.

Counterparty Risk. The Fund and Underlying Kurv ETFs are subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund or an Underlying Kurv ETF’s counterparty is a clearing house rather than a bank or broker. Since the Fund or Underlying Kurv ETFs are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund or Underlying Kurv ETFs will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund or Underlying Kurv ETF will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund or Underlying Kurv ETF with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund or an Underlying Kurv ETF’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund or an Underlying Kurv ETF might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund or Underlying Kurv ETF would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund and Each Underlying Kurv ETF is also subject to the risk that a limited number of clearing members are willing to transact on the Fund or Underlying Kurv ETF’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Underlying Kurv ETFs as they seek to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Underlying Kurv ETFs’ behalf. If a clearing member defaults the Fund or an Underlying Kurv ETF could lose some or all of the benefits of a transaction entered into by the Fund or Underlying Kurv ETF with the clearing member. If the Fund or an Underlying Kurv ETF cannot find a clearing member to transact with on the Fund’s or Underlying Kurv ETF’s behalf, the Fund or Underlying Kurv ETF may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund and each Underlying Kurv ETF employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund or Underlying Kurv ETF will participate in increases in value experienced by the applicable Underlying Issuer over the Call Period. This means that if the Underlying Issuer experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund or Underlying Kurv ETF will likely not experience that increase to the same extent and may significantly underperform such Underlying Issuer over the Call Period. Additionally, because the Fund and Underlying Kurv ETFs are limited in the degree to which it will participate in increases in value experienced by the Underlying Issuer over each Call Period but has full exposure to any decreases in value experienced by the Underlying Issuer over the Call Period, the NAV of the Fund or Underlying Kurv ETF may decrease over any given time period. The Fund’s and each Underlying Kurv ETF’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Issuer. The degree of participation in Underlying Issuer gains the Fund or an Underlying Kurv ETF will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund or Underlying Kurv ETF enters into the sold call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Issuer, changes in interest rates, changes in the actual or perceived volatility of the Underlying Issuer and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Issuer changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s or an Underlying Kurv ETF’s NAV, will change. However, it is not expected for an Underlying Kurv ETF’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Issuer. The amount of time remaining until the option contract’s expiration date affects the impact of the potential options contract income on the Fund or an Underlying Kurv ETF’s NAV, which may not be in full effect until the expiration date of the Fund’s or Underlying Kurv ETF’s options contracts. Therefore, while changes in the price of the Underlying Issuer will result in changes to the Fund’s or an Underlying Kurv ETF’s NAV, the Fund and Underlying Kurv ETFs generally anticipate that the rate of change in the Fund’s or an Underlying Kurv ETF’s NAV will be different than that experienced by the Underlying Issuer.

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Distribution Risk. The Fund and each Underlying Kurv ETF aims to provide monthly income, although there's no guarantee of distribution in any given month, and the distribution amounts may vary significantly. Monthly distributions may consist of capital returns, reducing the Fund’s or an Underlying Kurv ETF's NAV and trading price over time, thus potentially leading to significant losses for investors (including the Fund), especially as the Fund or Underlying Kurv ETF's returns exclude any dividends paid by the Underlying Security, which may result in lesser income compared to a direct investment in the Underlying Security.

NAV Erosion Risk Due to Distributions. When the Fund or an Underlying Kurv ETF makes a distribution, its NAV typically drops by the distribution amount on the related ex-dividend date. The repetitive payment of distributions may significantly erode the Fund’s or an Underlying Kurv ETF’s NAV and trading price over time, potentially resulting in notable losses for investors (including the Fund).

Single Issuer Risk. Each Underlying Kurv ETF, focusing on an individual security (Underlying Security), may experience more volatility compared to traditional pooled investments or the market generally due to issuer-specific attributes. Its performance may deviate from that of diversified investments or the overall market, making it potentially more susceptible to the specific performance and risks associated with the Underlying Security.

High Portfolio Turnover Risk. The Fund and each Underlying Kurv ETF may actively and frequently trade all or a significant portion of its holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s or an Underlying Kurv ETF’s expenses.

Liquidity Risk. Some securities held by the Fund or Underlying Kurv ETFs, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater to the Underlying Kurv ETFs as they will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund or an Underlying Kurv ETF is forced to sell an illiquid security at an unfavorable time or price, the Fund or Underlying Kurv ETF may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund or an Underlying Kurv ETF from limiting losses, realizing gains or achieving a high correlation with the applicable Underlying Issuer. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund or Underlying Kurv ETFs.

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Tax Risk. The Fund and each Underlying Kurv ETF intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund and each Underlying Kurv ETF will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund or Underlying Kurv ETF does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s or Underlying Kurv ETF’s taxable income will be subject to tax at the fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund and each Underlying Kurv ETF will attempt to ensure that the value of options it holds is never 25% of the total value of the Fund’s or Underlying Kurv ETF’s assets at the close of any quarter. If the Fund or Underlying Kurv ETF’s investments in options were to exceed 25% of its total assets at the end of a tax quarter, the Fund or Underlying Kurv ETF, generally, has a grace period to cure such lack of compliance. If the Fund or Underlying Kurv ETF fails to timely cure, it may no longer be eligible to be treated as a RIC.

Technology Sector Risk. The Fund and the Underlying Kurv ETFs may invest directly in the equity securities of, or derivative instruments (e.g., options) relating to Technology Companies. Accordingly, the performance of the Fund or Underlying Kurv ETFs could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Derivatives Risk. Derivative investments held by the Fund and the Underlying Kurv ETFs have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

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Certain of the Fund’s or Underlying Kurv ETFs’ transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund or an Underlying Kurv ETF realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund or such Underlying Kurv ETF’s after-tax returns.

In addition, Fund and each Underlying Kurv ETF’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund and each of the Underlyings, the value of the options contracts in which the Fund or an Underlying Kurv ETF invests are substantially influenced by the value of the applicable Underlying Security. The Fund or an Underlying Kurv ETFs may experience substantial downside from specific option positions and certain option positions held by the Fund or an Underlying Kurv ETF may expire worthless. The options held by the Fund or the Underlying Kurv ETFs are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund or the Underlying Kurv ETFs will be determined based on market quotations or other recognized pricing methods. Additionally, each Underlying Kurv ETF intends to continuously maintain exposure to the applicable Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, an Underlying Kurv ETF may experience losses.

Equity Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, common stock, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

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ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective. Furthermore, there is a specific management risk associated with the Fund's tax loss harvesting strategy. Non-compliance with the tax "wash sale" rules may result in the loss of anticipated tax benefits.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single Underlying Security as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock or ETF, such as the Underlying Issuers’ securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

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Risks of Investing in Other Investment Companies (including ETFs). Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment companies or ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Fixed-Income Securities Risk. The value of the fixed income securities and fixed income ETFs in which the Fund or the Underlying Kurv ETFs invest will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund or an underlying ETF. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund or an underlying ETF later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund or an underlying ETF, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Recently, interest rates have been to rise from historically low levels. A continuing rise in interest rates could result in a decline in the value of the bond investments held by the Fund or an underlying ETF. As a result, for the present, interest rate risk may be heightened.

U.S. Government and U.S. Agency Obligations Risk: The Fund and each Underlying Kurv ETF may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government- sponsored enterprises) where it is not obligated to do so.

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Money Market Instruments Risk. The Underlying ETFs may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Precious Metal Risk. The price of precious metals, such as gold, silver and platinum, may be volatile, and precious metal-related exchange traded products, including physical metal-related ETFs, may be highly sensitive to the price of a precious metal. The price of precious metals can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical precious metals have sales commission, storage, insurance and auditing expenses.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or issuers represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, tariffs, trade wars, government defaults, government shutdowns, political changes, diplomatic developments, or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, options. The Fund’s use of derivatives may also create leveraging risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. To the extent the Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on such Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third- parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser maintains a website for the Fund at www.kurvinvest.com. Among other things, this website includes the Fund’s prospectus and Statement of Additional Information (“SAI”), and includes the Fund’s holdings, the Fund’s last annual and semi-annual reports, pricing information about shares trading on the Exchange, updated performance information, premiums and discounts, and bid/ask spreads. The Fund’s semi-annual and annual Form N-CSR contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, respectively. The Fund prepares a report on Form N-PORT of its portfolio holdings as of the end of each month. The Fund’s Form N-CSR is filed with the SEC within 70 days of the end of the reporting period and the Fund’s monthly portfolio holdings are filed with the SEC within 60 days after the end of each fiscal quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Kurv ETF Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the Fund’s SAI. Information on how to obtain the SAI is listed on the inside back cover of this prospectus.

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FUND MANAGEMENT

Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 serves as the investment adviser to the Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for the Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for overseeing the management of the Fund’s investments and providing certain administrative services and facilities under an advisory agreement between the Fund and the Adviser (the “Advisory Agreement”).

The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the business affairs of the Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides to the Fund, the Fund pays the Adviser a fee calculated daily and paid monthly at an annual rate of 0.99% of the average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser has agreed to pay limited expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Prior to March 31, 2025, the Fund was responsible for its own expenses.

The Adviser has contractually agreed to limit the current operating expenses of the Fund until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) will not exceed 0.92% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

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A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in the Fund’s – Forms N-CSR for the fiscal periods ended November 30, 2024, and May 31, 2025.

Portfolio Manager

Dominique Tersin is responsible for the day-to-day management of the Fund. Mr. Tersin is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, and overseeing personnel at the Adviser who have more limited responsibilities.

Dominique Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios. He also managed enhanced liquidity program firmwide as well as the European ETF trading operations.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. Although the Fund is not currently sub-advised, the Trust and the Adviser have obtained exemptive relief from the SEC (the “Order”), that permits the Adviser, subject to the approval of the Board of Trustees, including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to change or select new unaffiliated sub-advisers without obtaining shareholder approval (the “Manager-of-Managers Structure”). This relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing a sub-adviser and recommending their hiring, termination and replacement. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser (not the Fund). The Order is subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a sub-adviser, any changes made to the sub-adviser or material changes to a sub-advisory agreement. The sole initial shareholder of the Fund approved the Fund’s operation under the Manager-of-Managers Structure.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval.

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SHAREHOLDER INFORMATION

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser, as Valuation Designee, in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees of the Trust. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Buying and Selling Exchange-Traded Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors

Individual Fund shares may only be bought and sold by investors including APs in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

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When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because the Fund’s shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website (www.kurvinvest.com).

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus. For More Information:

Existing Shareholders or Prospective Investors

Kurv ETFs
c/o Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Dealers

Kurv ETFs
c/o Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

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DISTRIBUTIONS

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

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TAX INFORMATION

Tax Considerations

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

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You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax- free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long- term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at www.kurvinvest.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s May 31, 2025 annual report on Form N-CSR, which is available at no charge upon request.

Kurv Technology Titans Select ETF

For a share outstanding throughout the period presented

	Period Ended May 31, 2025(a)	Period Ended November 30, 2024(b)
PER SHARE DATA:
Net asset value, beginning of period	$26.39	$25.00
INVESTMENT OPERATIONS:
Net investment income(c)(d)	0.18	0.09
Net realized and unrealized gain (loss) on investments	(0.46)	1.83
Total from investment operations	(0.28)	1.92
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.53)
Return of capital	(0.91)	—
Total distributions	(1.10)	(0.53)
Net asset value, end of period	$25.01	$26.39
Total return(e)	-0.99%	7.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$20,757	$3,959
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(f)(g)	2.90%	6.47%
After expense reimbursement/recoupment(f)(g)	1.35%	1.35%
Ratio of operational expenses to average net assets excluding broker interest expense(f)(g)	0.79%	0.79%
Ratio of net investment income (loss) to average net assets(f)(g)	1.45%	1.05%
Portfolio turnover rate(e)(h)	26%	42%

(a)	Fund changed its fiscal year end from November 30 to May 31. The current period represents activity from December 1, 2024 through May 31, 2025.
(b)	Inception date of the Fund was July 22, 2024.
(c)	Net investment income per share has been calculated based on average shares outstanding during the period.
(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments.
(h)	Portfolio turnover rate excludes in-kind transactions.

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KURV ETF

Kurv Technology Titans Select ETF

Investment Adviser Kurv Investment Management LLC 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103
Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street} Milwaukee, WI 53202
Custodian U.S. Bank, N.A. 1555 N. Rivercenter Drive, MK-WI-S302 Milwaukee, WI 53212	Legal Counsel Alston & Bird LLP 950 F Street, NW. Washington, DC 20004

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

ADDITIONAL INFORMATION

The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

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To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports free of charge, please call 1-833-595-KURV (5878). Free copies of the Fund’s shareholder reports, Prospectus, and the Statement of Additional Information are also available from our website at www.kurvinvest.com.

Shareholder reports and other information about the Fund are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No. 811-23473.

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KURV ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated September 29, 2025

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus of Kurv ETF Trust (“Trust”) dated September 29, 2025, (each a “Prospectus” and collectively the “Prospectuses”) for the following series of the Trust (each a “Fund” and, collectively, the “Funds”), as it may be supplemented from time to time:

Fund	Ticker Symbol Listing Exchange
Kurv Yield Premium Strategy Amazon (AMZN) ETF	AMZP Cboe BZX Exchange, Inc.
Kurv Yield Premium Strategy Apple (AAPL) ETF	AAPY Cboe BZX Exchange, Inc.
Kurv Yield Premium Strategy Google (GOOGL) ETF	GOOP Cboe BZX Exchange, Inc.
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	MSFY Cboe BZX Exchange, Inc.
Kurv Yield Premium Strategy Netflix (NFLX) ETF	NFLP Cboe BZX Exchange, Inc.
Kurv Yield Premium Strategy Tesla (TSLA) ETF	TSLP Cboe BZX Exchange, Inc.

A copy of each Fund’s Prospectus, SAI, Annual Report, and Semi-Annual Report may be obtained without charge by writing to the Trust or the Trust’s Administrator, U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202 or by calling 1-833-595-KURV (5878). The annual report to shareholders of the Funds for the fiscal year ended May 31, 2025, is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein, are incorporated by reference into this SAI.

References to the Investment Company Act of 1940, as amended, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust consists of 12 separate investment portfolios, 8 of which are operational as of the date of this SAI, with the following 6 Kurv Yield Premium ETFs being described in this SAI:

●	Kurv Yield Premium Strategy Amazon (AMZN) ETF
●	Kurv Yield Premium Strategy Apple (AAPL) ETF
●	Kurv Yield Premium Strategy Google (GOOGL) ETF
●	Kurv Yield Premium Strategy Microsoft (MSFT) ETF
●	Kurv Yield Premium Strategy Netflix (NFLX) ETF
●	Kurv Yield Premium Strategy Tesla (TSLA) ETF

The remaining series are described in separate SAIs. Each Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”). Each Fund is actively managed. The Trust was organized as a Delaware statutory trust on July 2, 2019. The Trust is governed by its Board of Trustees (the “Board”). The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Kurv Investment Management LLC (the “Adviser”) is the investment adviser to each Fund.

Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Alternatively, each Fund may also issue and redeem Creation Units in exchange for a specified all-cash payment (“Deposit Cash”). Each Fund’s shares are listed on the exchange indicated above (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities or Deposit Cash (collectively, the “Fund Deposit”), as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

History of the Funds. The Funds are series of the Trust, and each commenced operations on November 18, 2024. Prior to becoming a series of the Trust, the Funds were organized as a series of NEOS ETF Trust, a Delaware statutory trust, and were known as the Kurv Yield Premium Strategy Amazon (AMZN) ETF (the “Predecessor Amazon Fund”), Kurv Yield Premium Strategy Apple (AAPL) ETF(the “Predecessor Apple Fund”), Kurv Yield Premium Strategy Google (GOOGL) ETF (the “Predecessor Google Fund”), Kurv Yield Premium Strategy Microsoft (MSFT) ETF (the “Predecessor Microsoft Fund”), Kurv Yield Premium Strategy Netflix (NFLX) ETF (the “Predecessor Amazon Fund”) and Kurv Yield Premium Strategy Tesla (TSLA) ETF (the “Predecessor Tesla Fund” and, collectively, the “Predecessor Funds”). The Predecessor Apple Fund, Predecessor Netflix Fund and Predecessor Tesla Fund each commenced operations on October 26, 2023. The Predecessor Amazon Fund, Predecessor Google Fund and Predecessor Microsoft Fund each commenced operations on October 30, 2023.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the headings “Summary Information-Principal Investment Strategies of a Fund” with respect to the applicable Fund, “Summary Information-Principal Risks of Investing in a Fund” with respect to the applicable Fund and “Additional Information About a Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

 2

General Considerations and Risks

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Adviser, on behalf of each Fund, will file with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to a Fund’s operations. Therefore, each Fund and the Adviser are not subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Active Management Risk

Each Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause a Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of a Fund. Active trading may also result in adverse tax consequences.

Active Management Risk

Each Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause a Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of a Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Funds’ prospectus) may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of a Fund’s total assets.

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Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Costs of Buying or Selling Shares Risk

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Counterparty Risk

A Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The use of swap agreements and similar instruments exposes a Fund to risks that are different than those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in a Fund to decrease. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of a Fund’s investment.

Credit Risk

Credit risk is the risk that a Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Each Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Cybersecurity and Disaster Recovery Risks

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on a Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

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Cybersecurity failures or breaches by a Fund’s third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Derivatives Risk

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of each Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser seeks to protect each Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. Each Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of each Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which each Fund obtains leverage. Among other things, under Rule 18f-4, each Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that each Fund may enter into based on the value-at-risk (“VaR”) of each Fund inclusive of derivatives. Each Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or each Fund’s own portfolio absent derivatives holdings, as determined by each Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, each Fund may not seek returns in excess of 2x the designated reference portfolio.

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In addition, among other requirements, Rule 18f-4 requires each Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding each Fund’s derivatives activities. These new requirements will apply unless each Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect each Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of each Fund’s investments and cost of doing business, which could adversely affect investors.

Exclusion of Adviser from Commodity Pool Operator Definition. To the extent each Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to each Fund. Therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to each Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non- deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow each Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, each Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent each Fund invests in futures contracts, each Fund will generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

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When each Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by each Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by each Fund or received by each Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if each Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If each Fund has a loss of less than the margin amount, the excess margin is returned to each Fund. If each Fund has a gain, the full margin amount and the amount of the gain is paid to each Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. Each Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to each Fund in excess of the amount that each Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to each Fund. In addition, if each Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause each Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by each Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which each Fund has an open position in a futures contract. The assets of each Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because each Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, each Fund is also subject to the risk that the FCM could use each Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Each Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract each Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, each Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if each Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, each Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

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Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as each Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When each Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby each Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, each Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. Each Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk each Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

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Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting each Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of each Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, each Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). Each Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, each Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is affected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by each Fund may expire without any value to each Fund, in which case each Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, each Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, each Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. Each Fund may buy a put option on an underlying reference instrument owned by each Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when each Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. Each Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

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Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If each Fund writes a covered call option, any underlying reference instruments that are held by each Fund and are subject to the call option will be earmarked on the books of each Fund as segregated to satisfy its obligations under the option. Each Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, each Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring each Fund to sell the underlying instrument at the exercise price. In that case, each Fund will sell the underlying reference instrument to the option buyer for less than its market value, and each Fund will experience a loss (which will be offset by the premium received by each Fund as the writer of such option). If a call option expires unexercised, each Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised, and each Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, each Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, each Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. Each Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by each Fund expires unexercised, each Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by each Fund. Closing transactions allow each Fund to terminate its positions in written and purchased options. Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by each Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by each Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by each Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While each Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

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There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Each Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When each Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which each Fund originally wrote the option. Each Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, each Fund will treat such OTC options on securities as illiquid and subject to each Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If each Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and each Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. Each Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and each Fund may have difficulty effecting closing transactions in particular options. Therefore, each Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. Each Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when each Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, each Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If each Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of each Fund’s portfolio that is being hedged. In addition, each Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing each Fund’s investments, each Fund’s performance will be worse than if the Adviser did not employ such strategies.

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Swaps. Generally, swap agreements are contracts between each Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, each Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

Each Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by each Fund and its counterparty with respect to a particular swap agreement are netted out, with each Fund receiving or paying, as the case may be, only the net difference in the two payments. Each Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. Each Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes each Fund). If the swap agreement does not provide for that type of netting, the full amount of each Fund’s obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. Each Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction default and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non- defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, each Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by each Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to each Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to each Fund, the amount pledged by the counterparty and available to each Fund may not be sufficient to cover all the amounts due to each Fund and each Fund may sustain a loss.

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Currently, each Fund does not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if each Fund is deemed to have material swaps exposure under applicable swap regulations, each Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, each Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require each Fund to incur increased expenses to access the same types of swaps that it has used in the past. When each Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by each Fund or may be received by each Fund in accordance with margin controls set for such accounts. If the value of each Fund’s cleared swap declines, each Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of each Fund’s position increases, the FCM will post additional “variation margin” to each Fund’s account. At the conclusion of the term of the swap agreement, if each Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If each Fund has a loss of less than the margin amount, the excess margin is returned to each Fund. If each Fund has a gain, the full margin amount and the amount of the gain is paid to each Fund.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, each Fund would effectively add leverage to its portfolio because, in addition to its total assets, each Fund would be subject to the risk that there would be a credit event, and each Fund would have to make a substantial payment in the future.

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Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that each Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to each Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease each Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease each Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

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Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When each Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and each Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, each Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. Each Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom each Fund entered into the underlying swap.

However, if each Fund writes (sells) an option on a swap agreement, each Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to each Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

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An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, each Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, each Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, each Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether each Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of each Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to each Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to each Fund, the risk of loss to each Fund is loss of the entire amount that each Fund is entitled to receive. If each Fund is obligated to pay the net amount, each Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, each Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to each Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, each Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and, also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of each Funds’ identities as intended.

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Certain U.S. Internal Revenue Service (“IRS”) positions may limit each Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect each Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, each Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. Each Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, each Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect each Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by each Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by each Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which each Fund has an open position, or the central counterparty in a swap contract. The assets of each Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because each Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, each Fund is also subject to the risk that the FCM could use each Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, each Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with each Fund, which may include the imposition of position limits or additional margin requirements with respect to each Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, each Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, each Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. Each Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of each Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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Tax Risk of Derivatives

Each Fund may invest in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments. As a result, a larger portion of a Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund.

Distribution Risk

As part of a Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that a Fund will make a distribution in any given month. If a Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Forward Contract Risk

Forward contracts involve the purchase or sale of a specific quantity of a government security at a specified price, with delivery and settlement at a specified future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.

Fixed Income Securities

A Fund may invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

Duration

Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

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Creditor Liability and Participation on Creditors’ Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws and therefore may restrict a Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose a Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when its Adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund. Further, the Adviser has the authority to represent the Trust, or its Fund, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by a Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Bank Obligations

Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of each Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of a Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of a Fund’s Index trading individually or in the aggregate at any point in time.

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Futures and Options

A Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. A Fund will not use futures or options for speculative purposes. A Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Funds may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices.

 Risk of Futures and Options

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While a Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. A Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin.

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Call Writing Strategy Risks

The path dependency (i.e., the continued use) of a Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of the underlying stock and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month a Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the underlying stock will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the underlying stock, or the Fund may even lose money, even if the underlying stock share price has appreciated by at least that much over such period, if during any month over that period the underlying stock had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of an underlying stock, and its returns will depend not only on the price of the underlying stock but also on the path that such stock takes over time.

Covered Call Option Writing Risk

By writing covered call options, in return for the receipt of premiums, a Fund will give up the opportunity to benefit from potential increases in the value of the underlying stock above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying stock. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. A Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

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Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

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In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

With respect to futures contracts that are contractually required to “cash-settle,” a Fund maintains liquid assets in an amount at least equal to a Fund’s daily marked-to- market obligation (i.e., a Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if a Fund set aside assets equal to the futures contracts’ full notional value.

Options

A Fund may invest in put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

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All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund would realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Options on Futures Contracts

A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value per share (“NAV”) of a Fund.

A Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

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U.S. Federal Tax Treatment of Futures Contracts

A Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by a Fund.

In order for a Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of a Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

A Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments, and shareholders are advised on the nature of the distributions.

Price Participation Risk

Each Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the underlying issuer over the Call Period. This means that if the underlying issuer experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the underlying issuer over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the underlying issuer over each Call Period, but has full exposure to any decreases in value experienced by the underlying issuer over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the underlying issuer. The degree of participation in the underlying issuer gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the underlying issuer, changes in interest rates, changes in the actual or perceived volatility of the underlying issuer and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the underlying issuer changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the underlying issuer. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the underlying issuer will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the underlying issuer.

Geographic Concentration Risk

A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s net asset value may be more volatile than a more geographically diversified fund.

Government Intervention in Financial Markets Risk

Instability in the financial markets may lead the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that may experience extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Funds invest, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which each Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

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Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. A Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities in lower-yielding securities. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Interest Rate Risk

The values of fixed rate debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a Fund, but will affect the value of the Fund’s Shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Investment Companies

A Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of a Fund) having an aggregate value in excess of 10% of the value of the total assets of a Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including a Fund. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

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The acquisition of shares of a Fund by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as permitted by an exemptive order obtained by the Trust that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment. The SEC recently adopted changes to the regulatory framework for fund of funds arrangements. New Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to similar conditions.

Exchange-Traded Funds Risk. A Fund may invest in certain exchange-traded funds (“Underlying ETFs”). Through its positions in Underlying ETFs, a Fund generally will be subject to the risks associated with such Underlying ETF’s investments, including the possibility that the value of the securities or instruments held by or linked to an Underlying ETF could decrease. Certain of the Underlying ETFs may hold common portfolio positions, thereby reducing any diversification benefits. The ETPs in which a Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act. Under normal market conditions, a Fund will purchase shares of or interest in Underlying ETFs in the secondary market. When a Fund invests in an Underlying ETF, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Underlying ETF’s expenses (including operating costs and management fees).

Issuer Risk

Fund performance depends on the performance of individual securities to which a Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk

In certain circumstances, it may be difficult for a Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for a Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Adviser to dispose of such securities at a fair price at the time the Adviser believes it is desirable to do so.

Management Risk

As a Fund may implement its investment objective, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results.

Market Risk

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The value of the equity security that the Fund invests in and seeks to track could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting the securities markets generally or a specific issuer or market. A Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in a Fund. Accordingly, an investment in a Fund could lose money over short or long periods. The market values of the securities a Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Market Trading Risk

Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of a Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to a Fund’s NAV.

Absence of Prior Active Market

While a Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Money Market Funds

A Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

National Closed Market Trading Risk

To the extent that the underlying securities held by a Fund trade on foreign exchanges that may be closed when the securities exchange on which a Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs.

NAV Erosion Risk Due to Distributions

When a Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

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New Adviser Risk

The Adviser has only recently commenced managing ETFs. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

Non-Diversified Risk

Each Fund’s portfolio focuses on a particular industry and will be subject to greater potential for volatility than a diversified fund.

Operational Risk

Each Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Repurchase Agreements

A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, a Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation.

Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term credit rating categories by at least one NRSRO or, if unrated, deemed by the Adviser to be of equivalent quality.

Repurchase agreements pose certain risks for a Fund if it utilizes them. Such risks are not unique to a Fund, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

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Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Short-Term Instruments

Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, a Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to a Fund.

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Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to a Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Tax Risks

Each Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to- market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund.

Each Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, each Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If a Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If a Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government Securities

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On September 8, 2017, following passage by Congress, the President of the United States signed the Continuing Appropriations Act, 2018 and Supplemental Appropriations for Disaster Relief Requirements Act, 2017, which suspends the statutory debt limit through December 8, 2017. On January 22, 2018, Congress passed a short-term funding measure to allow legislators until February 8, 2018 to negotiate a longer-term solution. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Valuation Risk

The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

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INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to a Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	Each Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.	Each Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
5.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
6.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and
7.	Each Fund “concentrates” its investments in the same industry assigned to the applicable underlying stock.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

Non-Fundamental Policies

Each Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, in stock of the underlying company and financial instruments with economic characteristics that provide exposure to the performance of underlying company. The policy may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days’ written notice to shareholders.

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BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to each Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Management Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

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The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

The address of each trustee is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During Past Five Years
John Hyland 1959	Indefinite/Since March 2021	Director, Matthews International Capital Management LLC (an investment advisory firm) (2018 - 2023); Global Head of Listed Securities, Bitwise Asset Management, Inc. (an investment advisory firm) (2018 - 2019); CEO/Chairman, PointBreak ETF Trust (an investment management company) (2015 - 2017).	12	Tidal Trust V (Aug. 2025 - present); Rayliant Funds Trust (Jul. 2025 – present)
Ed McRedmond 1960	Indefinite/Since October 2019	Founder, etfEd Advisory (an ETF consulting company) (2016 - present); Senior VP, Invesco Powershares Capital Management (an investment advisory firm) (2005 - 2016).	12	None

Interested Trustees

The address of each trustee is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Howard Chan 1982	Indefinite/Since February 2024	Managing Director, Wellfy LLC.	12	None

*Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

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Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129 unless otherwise indicated. Each officer serves an indefinite term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Howard Chan 1982	Chief Executive Officer and President	Indefinite/Since February 2024	CEO, Kurv Investment Management LLC (2022 - present) Managing Director, Wellfy LLC (financial consulting) (2015 - present)
Madeline Arment* 1989	Principal Financial Officer and Treasurer	Indefinite/Since March 2024	Director, PINE Advisors LLC (2022 - present); Fund Controller, ALPS Fund Services, Inc. (2018 - 2022)

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Randi Roessler* 1981	Chief Compliance Officer	Indefinite/Since March 2024	Director, PINE Advisors LLC (2023 - present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 - 2023)
Masako Walsh 1976	Secretary	Indefinite/Since June 2024	Kurv Investment Management, LLC (Jul. 2022 - present); Vice President, PIMCO (Mar. 2010 - Feb. 2022)

* Address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

Board Committees

The Board has an Audit Committee consisting solely of the two Trustees who are Independent Trustees. John Hyland has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). John Hyland, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended May 31, 2025.

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The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the Independent Trustees. The Board considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

 As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Trustee Ownership of Fund Shares

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in (as of December 31, 2024)						Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2024)
	Kurv Yield Premium Strategy Amazon (AMZN) ETF	Kurv Yield Premium Strategy Apple (APPL) ETF	Kurv Yield Premium Strategy Google (GOOGL) ETF	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	Kurv Yield Premium Strategy Netflix (NFLX) ETF	Kurv Yield Premium Strategy Tesla (TSLA) ETF
Howard Chan	$0	$0	$0	$0	$0	$0	over $100,000
Ed McRedmond	$0	$0	$0	$0	$0	$0	$0
John Hyland	$0	$0	$0	$0	$0	$0	$0

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As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Trust, and, together with out-of-pocket expenses, in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Chairman of the Audit Committee is paid an additional annual retainer of $2,000.

Annual Trustee fees may be reviewed periodically and changed by the Board.

The following table shows the compensation earned by each Trustee for the Funds’ last fiscal year ended May 31, 2025.  Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Aggregate Compensation From Funds	Total Compensation From Fund Complex Paid To Trustees
Howard Chan*	$0	$0
Ed McRedmond	$0	$10,000
John Hyland	$0	$12,000
Markus Aakko**	$0	$10,000

*  Interested trustee

** Markus Aakko resigned as a Trustee of the Trust effective August 12, 2025.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of The Funds”

Investment Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, serves as the investment adviser to the Funds. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for each Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser provides investment advisory services to the Funds.

Subject to the general oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Funds, audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Management Agreement) under what is essentially an all-in fee structure. Each Fund bears other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

Each Fund pays the Adviser a fee (“Management Fee”) under the Management Agreement in return for providing investment management, investment advisory and supervisory services and for being obligated to pay certain Fund expenses discussed above. The Adviser is paid a monthly Management Fee at an annual rate of 1.15% of the average daily net assets of each Fund.

The Adviser may from time to time waive all or a portion of its Management Fee. Fee waivers and subsidies will increase a Fund’s total return. These voluntary waivers may be terminated at any time without notice.

The Adviser has contractually agreed to limit the each Fund’s current operating expenses until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed the following amounts:

Fund	Expense Limitation
Kurv Yield Premium Strategy Amazon (AMZN) ETF	0.99%
Kurv Yield Premium Strategy Apple (AAPL) ETF	0.99%
Kurv Yield Premium Strategy Google (GOOGL) ETF	0.99%
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	0.99%
Kurv Yield Premium Strategy Netflix (NFLX) ETF	0.99%
Kurv Yield Premium Strategy Tesla (TSLA) ETF	0.99%

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These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for each Fund will be available in each Fund’s Form N-CSR for the fiscal period ending May 31, 2025.

Pursuant to the Management Agreement, each Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following fees were paid to the Adviser for the fiscal year ended May 31, 2025:

Fund	Fees Accrued	Fees Waived	Net Fees Paid to Adviser
Kurv Yield Premium Strategy Amazon (AMZN) ETF	$66,608	$(9,267)	$57,341
Kurv Yield Premium Strategy Apple (AAPL) ETF	$27,391	$(3,811)	$23,580
Kurv Yield Premium Strategy Google (GOOGL) ETF	$50,634	$(7,045)	$43,589
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	$33,147	$(4,612)	$28,535
Kurv Yield Premium Strategy Netflix (NFLX) ETF	$58,937	$(8,200)	$50,737
Kurv Yield Premium Strategy Tesla (TSLA) ETF	$120,511	$(16,767)	$103,744

Portfolio Manager

Dominique Tersin is primarily responsible for the day-to-day management of the Fund.

Dominique Tersin. Mr. Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a Vice President and portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios, from 2001 to 2016. He also managed enhanced liquidity program firmwide as well as the European ETF trading operations at PIMCO.

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Other Accounts Managed by the Portfolio Manager

Name of Portfolio Manager	Other Accounts Managed (As December 31, 2024)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dominique Tersin	Registered Investment Companies	1	$10,286,640	1	$10,286,640
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Portfolio Manager Compensation

Mr. Tersin receives a base salary and is an equity holder in the Adviser. Mr. Tersin does not receive a discretionary bonus.

Portfolio Manager Share Ownership

As of December 31, 2024, the Portfolio Manager did not beneficially own Shares of any Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Funds that may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund or the other account. The other accounts may have similar investment objectives or strategies as a Fund, may track the same benchmarks as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Funds. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance- based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of a Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212, serves as custodian for the Funds pursuant to a custody agreement between the Trust, on behalf of the Funds, and the Custodian. In that capacity, the Custodian holds each Fund’s assets.

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Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Funds’ transfer agent pursuant to a transfer agent servicing agreement. In addition, the Administrator provides various accounting services to the Funds pursuant to the Funds’ accounting servicing agreement. The Trust and the Administrator have entered into an administration servicing agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator’s refusal or failure to comply with the terms of the Administration Agreement or from the Administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement.

Distributor

Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem Shares in Creation Units. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of any Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust, a Fund or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

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The Adviser or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including a Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended May 31, 2025.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Kurv Yield Premium Strategy Amazon (AMZN) ETF	$0	$0	$14,613	$0
Kurv Yield Premium Strategy Apple (AAPL) ETF	$0	$0	$6,874	$0
Kurv Yield Premium Strategy Google (GOOGL) ETF	$0	$0	$10,734	$0
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	$0	$0	$2,771	$0
Kurv Yield Premium Strategy Netflix (NFLX) ETF	$0	$0	$2,246	$0
Kurv Yield Premium Strategy Tesla (TSLA) ETF	$0	$0	$15,105	$0

Counsel

Alston & Bird LLP, 950 F St., NW, Washington, DC, 20004 is counsel to the Trust, including the Funds.

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Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm and audits each Fund’s financial statements and performs other related audit services.

Compliance and Treasury Services Fee

PINE Advisors LLC (“PINE”) provides compliance and treasury services to the Fund pursuant to service agreements. In consideration for these services, PINE is paid a monthly fee by the Adviser. The Adviser also reimburses PINE for certain out-of-pocket expenses.

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted a policy regarding the disclosure of information about each Fund’s portfolio securities. Under the policy, portfolio holdings of a Fund, which will form the basis for the calculation of NAV, are publicly disseminated each day a Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of a Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. Form N- PORT for each Fund will be available on the SEC’s website at http://www.sec.gov.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-833-595-KURV (5878) or on the Funds’ website, www.kurvinvest.com and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund will be available by writing to the Trust, c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, WI 53202. The Fund’s Form N-PX will also be available on the Fund’s website, www.kurvinvest.com, and on the SEC’s website at www.sec.gov.

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units - Creation Transaction Fee” and “- Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed a Fund’s portfolio transactions in connection with such orders. Each Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of a Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

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In certain instances, the Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund are concerned, in other cases it could be beneficial to the Funds. Transactions effected by Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

Each Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to a Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which a Fund may invest. Each Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Adviser and the Trust because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

The following table shows the broker commissions paid by the Fund during the fiscal year indicated.

Fund	FYE May 31, 2025
Kurv Yield Premium Strategy Amazon (AMZN) ETF	$14,613
Kurv Yield Premium Strategy Apple (AAPL) ETF	$6,874
Kurv Yield Premium Strategy Google (GOOGL) ETF	$10,734
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	$2,771
Kurv Yield Premium Strategy Netflix (NFLX) ETF	$2,246
Kurv Yield Premium Strategy Tesla (TSLA) ETF	$15,105

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Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below shows the portfolio turnover rate for each of the Funds during the fiscal year indicated.

Fund	FYE May 31, 2025
Kurv Yield Premium Strategy Amazon (AMZN) ETF	0%
Kurv Yield Premium Strategy Apple (AAPL) ETF	0%
Kurv Yield Premium Strategy Google (GOOGL) ETF	0%
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	0%
Kurv Yield Premium Strategy Netflix (NFLX) ETF	0%
Kurv Yield Premium Strategy Tesla (TSLA) ETF	96%

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the headings “Summary Information- Principal Risks of Investing in Each Fund” with respect to the applicable Fund, “Additional Information About Each Fund’s Investment Strategies and Risks-Risks of Investing in Each Fund,” “Shareholder Information-Determination of NAV” and “Shareholder Information-Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are listed on an Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchange may but is not required to remove the Shares of a Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (2) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

Each Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Funds to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information-Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

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A “Business Day” with respect to a Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of Deposit Cash. Each Fund may permit or require the in-kind deposit of Deposit Securities per each Creation Unit, constituting all or a portion of a Fund Deposit, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (included in the term “Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute a Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting;(iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, resulting from certain corporate actions.

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Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for each Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” In all circumstances, any early cut-off time will be after: (1) the NAV is calculated for the day prior to the Order Placement Date and (2) the portfolio holdings or basket information is published on the Order Placement Date.

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub- custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Each Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Fund Deposit as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to each Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

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Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $300, regardless of the number of Creation Units created in the transaction. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

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With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is $300 regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

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Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for a Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

NAV for each Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

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Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Adviser as Valuation Designee subject to oversight by the Board. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to the Adviser as Valuation Designee. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because each Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information-Distributions.”

General Policies

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least monthly. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

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Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of Each Fund

Each Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, a Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

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It may not be possible for a Fund to fully implement a replication strategy or a representative sampling strategy of the Reference Index while satisfying the Diversification Requirement. Each Fund’s efforts to satisfy the Diversification Requirement may affect a Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although a Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of a Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, each Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in each Fund’s NAV.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, Each Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

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Each Fund will be subject to a non-deductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, each Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. Each Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders - Distributions

The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from each Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

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In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex- dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by a Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to each Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders - Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long- term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short- term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

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The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of a Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without a Fund receiving cash with which to make distributions in amounts sufficient to enable a Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

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Foreign Shareholders

Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax, and shareholders are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a non-resident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their Shares of Fund income. However, notwithstanding the foregoing, tax- exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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State Tax

In those states that have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and a Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid Fund-level tax.

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Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. Each Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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Investment in Certain ETPs and Certain Direct Fund Investments

Each Fund may invest in ETPs that are taxable as RICs under the Internal Revenue Code. Any income a Fund receives from such ETPs should be qualifying income for purposes of the 90% Test. Each Fund may also invest in one or more ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non- qualifying income for purposes of the 90% Test. Similarly, a Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. The Adviser anticipates monitoring investments that may produce non-qualifying income to ensure that each Fund satisfies the 90% Test. Nevertheless, non- qualifying income of a Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, a Fund could fail the 90% Test and, if the relief provisions discussed above are unavailable, fail to qualify as a RIC.

Each Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by those Funds whether or not any distributions are made from the ETPs to those Funds. Thus, a Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in additional taxable gain or loss and may occur at a time when the Adviser would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities. Each Fund and certain of the ETPs in which the Fund invest may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s (and certain ETPs’) ability to qualify as a RIC, affect whether gains and losses recognized by a Fund or ETPs are treated as ordinary income or long-term or short-term capital gain, accelerate the recognition of income to the Fund or ETPs and/or defer the Fund’s or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

Certain derivative investments by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “90% Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. Each Fund intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. Each Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination of the “Asset Test” with respect to such derivatives.

With respect to any investments in STRIPS, Treasury Receipts, other zero coupon, payment-in-kind, and similar securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund or an ETP will generally be required to include as part of its current income the imputed interest on such obligations even though a Fund or ETP has not received any interest payments on such obligations during that period.

Because each Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss and may affect the amount and timing of distributions from the Fund.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income and loss for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate as investments at a time when the investment adviser might not otherwise have chosen to do so.

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In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Any transactions in foreign currencies and forward foreign currency contracts will be subject to provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by a Fund or an ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to the Fund’s shareholders. These provisions also may require a Fund or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause A Fund to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the distribution requirements for avoiding the income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Fund’s status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one or more of the following special tax regimes: (i) A Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by a Fund as a dividend to its shareholders, (ii) if a Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, a Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund, or (iii) a Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain “phantom” income and gains such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the excise tax. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Short Sales

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale by a Fund is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, the gains on short sales are generally treated as short-term capital gains. These rules may also affect the holding period of “substantially identical property” held by a Fund. Moreover, a Fund’s loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

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Derivatives Strategies

The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be ” marked-to-market ” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

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If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

CAPITAL STOCK

The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, WI 53202.

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FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended May 31, 2025, including the notes thereto and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, dated July 29, 2025, are incorporated herein by reference to the Fund’s annual report on Form N-CSR. You may obtain a copy of the financial statements contained in the Funds’ annual or semi-annual reports on Form N-CSR without charge by calling the Trust at 1-833-595-KURV (5878).

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APPENDIX A: KURV INVESTMENT MANAGEMENT LLC

PROXY VOTING/CLASS ACTION LITIGATION POLICY

Background

An investment adviser owes a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. Kurv Investment Management LLC will adhere to Rule 206(4)-6 of the Advisers Act and applicable laws and regulations in regard to the voting of proxies. As a result, investment advisers must conduct a reasonable review into matters on which the adviser votes and to vote in the best interest of the client.

Policies and Procedures

Kurv Investment Management LLC has the authority to vote proxies with respect of securities in its managed single stock ETF funds (“Client Securities”) over which Kurv Investment Management LLC has voting discretion. In such cases, Kurv Investment Management LLC will cast proxy votes in a manner that is consistent with the best interests of Kurv Investment Management LLC’s clients. Where Kurv Investment Management LLC undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where Kurv Investment Management LLC’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. Kurv Investment Management LLC will also make available the record of Kurv Investment Management LLC’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, Kurv Investment Management LLC will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where Kurv Investment Management LLC deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. Kurv Investment Management LLC may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The Adviser’s Chief Commercial Officer (“CCO”) is responsible for monitoring the effectiveness of this policy.

Kurv Investment Management LLC generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; or (ii) abstain.

In general, Kurv Investment Management LLC will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. Kurv Investment Management LLC will always consider each side of each proxy issue.

Non-Voting of Proxies

Kurv Investment Management LLC will generally not vote proxies in the following situations:

●	Proxies are received for equity securities where, at the time of receipt, Kurv Investment Management LLC’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

●	Proxies are received for equity securities where, at the time of receipt, Kurv Investment Management LLC’s clients no longer hold that position.

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Management Proposals

Absent good reason to the contrary, Kurv Investment Management LLC will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

Kurv Investment Management LLC will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which Kurv Investment Management LLC will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. Kurv Investment Management LLC will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;
●	The authorization of additional common or preferred stock;
●	Initiation or termination of barriers to takeover or acquisition;
●	Mergers or acquisitions;
●	Changes in the state of incorporation;
●	Corporate reorganizations;
●	Term limits for board members; and
●	“Contested” director slates.

In non-routine matters, Kurv Investment Management LLC will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case- by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters Kurv Investment Management LLC shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in Kurv Investment Management LLC’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, Kurv Investment Management LLC, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. Kurv Investment’s proxy voting record will be updated at the time the proxy is submitted. Records of all proxies, Kurv Investment Management LLC’s proxy vote and related analyses, if applicable will be retained in accordance with its recordkeeping obligations.

Periodic Testing

Kurv Investment Management LLC shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between Kurv Investment Management LLC or a principal of Kurv Investment Management LLC and Kurv Investment Management LLC’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

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Potential conflicts of interest between Kurv Investment Management LLC and its clients may arise when Kurv Investment Management LLC’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of Kurv Investment Management LLC’s clients.

If the issue is specifically addressed in these policies and procedures, Kurv Investment Management LLC will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, Kurv Investment Management LLC shall either: i) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or ii) obtain approval of a voting decision from Kurv Investment Management LLC’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, Kurv Investment Management LLC will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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STATEMENT OF ADDITIONAL INFORMATION

KURV TECHNOLOGY TITANS SELECT ETF

Ticker: KQQQ

Listing Exchange: The NASDAQ Stock Market, LLC

Dated September 29, 2025

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Kurv Technology Titans Select ETF (the “Fund”), a series of Kurv ETF Trust (the “Trust”) dated September 29, 2025 (the “Prospectus”).

A copy of the Fund’s Prospectus, SAI, Annual Report, and Semi-Annual Report may be obtained without charge by writing to the Trust or the Trust’s Administrator, U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202 or by calling 1-833-595-KURV (5878).

References to the Investment Company Act of 1940, as amended, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

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GENERAL DESCRIPTION OF THE TRUST

Kurv ETF Trust (the “Trust”) is an open-end management investment company. The Trust consists of 12 separate series, 8 of which are operational as of the date of this SAI, with the Kurv Technology Titans Select ETF being described in this SAI.

The remaining series are described in separate SAIs. The Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”). The Fund is actively managed. The Trust was organized as a Delaware statutory trust on July 2, 2019. The Trust is governed by its Board of Trustees (the “Board”). The offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Kurv Investment Management LLC (the “Adviser”) is the investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Alternatively, the Fund may also issue and redeem Creation Units in exchange for a specified all-cash payment (“Deposit Cash”). The Fund’s shares are listed on the exchange indicated above (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities or Deposit Cash (collectively, the “Fund Deposit”), as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund”, “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

As described in the Prospectus, the Fund may invest in shares of exchange-traded funds (each, an “Underlying ETF,” and, collectively, the “Underlying ETFs”), to seek to achieve its investment objective. Accordingly, certain information below applies to the Underlying ETFs (and their own separate holdings) in which the Fund invests.

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Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the performance of the Fund.

Cyber Security Risk. Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

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DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments. Further, some of following risk descriptions apply to the relevant investments, notwithstanding that the Fund may invest in them directly or indirectly via the “Underlying Kurv ETFs.”

As noted in the prospectus, the Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of other ETFs, rather than in securities of individual companies. The Fund’s portfolio will be primarily composed of “Underlying Kurv ETFs,” which are all ETFs advised by the Adviser. Each of the Underlying Kurv ETFs has a primary investment objective to seek current income, and a secondary investment objective to seek exposure to the share price of the common stock of a particular operating company or ETF (an “Underlying Security”) subject to a limit on potential investment gains.

Underlying Kurv ETFs / Credit Spread Strategy

The Fund’s risks are determined by the nature of the securities and financial instruments held and the portfolio management strategies used by it. Because the Fund invests in the Underlying Kurv ETFs, the Underlying Kurv ETFs’ portfolio management strategies and the attendant risks will affect shareholders of the Fund in direct proportion to the amount of assets the Fund allocates to each Underlying Kurv ETF. The Fund’s Adviser also acts as investment adviser to the Underlying Kurv ETFs.

Each of the Underlying Kurv ETFs directly invests in options contacts on an Underlying Security short-term U.S. Treasury securities, cash and cash equivalents. Exposure to any of the other securities, instruments, or investment practices listed below will generally be indirect though exposure to the Underlying Security.

In addition, as noted in the Prospectus, the Fund may, from time to time, invest a portion of its assets using a credit spread strategy rather than investing in a particular Underlying Kurv ETF. In such instances, the Fund may have direct exposure to the securities, instruments, and investment practices listed below.

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Borrowing

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the applicable Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The use of swap agreements and similar instruments exposes the Fund to risks that are different than those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Credit Risk

Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

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Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Derivatives Risk

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser.

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SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, the Fund may not seek returns in excess of 2x the designated reference portfolio.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Exclusion of Adviser from Commodity Pool Operator Definition. To the extent the Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intend to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to the Fund. Therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non- deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

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The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent the Fund invests in futures contracts, the Fund will generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

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Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

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Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

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Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is affected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

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As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

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If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

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OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Fund will treat such OTC options on securities as illiquid and subject to the Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

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Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

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The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non- defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

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Currently, the Fund does not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if the Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

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Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

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Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

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An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

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Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and, also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

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Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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Tax Risk of Derivatives

The Fund may invest in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

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Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid- capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of the Fund’s Index trading individually or in the aggregate at any point in time.

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Foreign Securities

The Fund may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

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Foreign Currencies

Although the Fund intends to only hold investments denominated in U.S. dollars, the Fund may have indirect exposure to foreign currency fluctuations. The Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Futures and Options

The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Fund may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices.

Risk of Futures and Options

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

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There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Call Writing Strategy Risks

The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of the underlying stock and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the underlying stock will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the underlying stock, or the Fund may even lose money, even if the underlying stock share price has appreciated by at least that much over such period, if during any month over that period the underlying stock had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of an underlying stock and its returns will depend not only on the price of the underlying stock but also on the path that such stock takes over time.

Covered Call Option Writing Risk

By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying stock above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying stock. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

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Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. The Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

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Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

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In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to- market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value.

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Options

The Fund may invest in put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

All put options written by the Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

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The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Options on Futures Contracts

The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value per share (“NAV”) of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

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The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

U.S. Federal Tax Treatment of Futures Contracts

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of the Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments, and shareholders are advised on the nature of the distributions.

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Price Participation Risk

The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the underlying issuer over the Call Period. This means that if the underlying issuer experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the underlying issuer over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the underlying issuer over each Call Period, but has full exposure to any decreases in value experienced by the underlying issuer over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the underlying issuer. The degree of participation in the underlying issuer gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the underlying issuer, changes in interest rates, changes in the actual or perceived volatility of the underlying issuer and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the underlying issuer changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the underlying issuer. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the underlying issuer will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the underlying issuer.

Government Intervention in Financial Markets

Instability in the financial markets may lead the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that may experience extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Illiquid and Restricted Investments

The Fund may invest in illiquid investments (i.e., securities that are not readily marketable) to the extent permitted under the 1940 Act. Illiquid investments include, but are not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may only be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, no Fund will acquire illiquid investments if, immediately after the acquisition, such investments would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the Fund. The Adviser determines and monitors the liquidity of the portfolio investments and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

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An institutional market has developed for certain restricted investments. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such investments are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the investments are liquid.

Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund were to be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted investments which are not readily marketable, the Fund will take such steps as set forth in its procedures as adopted by the Board.

Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

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Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule.

Initial Public Offering Risk

The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns, they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

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Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Sub- Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

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Securities Lending

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

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INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Policies

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	The Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	The Fund may not underwrite securities issued by other persons, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

6.	The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.	The Fund may not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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Non-Fundamental Policies

The Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities:

1.	The Fund may not invest more than 15% of its net assets in illiquid investments that are assets, as determined pursuant to Rule 22e-4 under the 1940 Act and the Fund’s procedures adopted thereunder.

With respect to fundamental investment restriction No. 1 above, the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

With respect to fundamental investment restriction No. 5 above, the Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) as well as the securities of other investment companies.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. In the case of the Fund’s investments of affiliated investment companies (e.g., the Underlying Kurv ETFs) each of the Underlying Kurv ETFs is managed primarily using options contracts, and these contracts are not classified as investments in any specific industry. Each of the Underlying Kurv ETFs may, however, have economic exposure to a particular industry or group of industries. Consequently, because of their investments in the Underlying Kurv ETFs, the Fund may end up having concentrated economic exposure to one or more industries or groups of industries.

For purposes of its investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of the Fund’s acquisition through a Voluntary Action (as defined below).

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirement.

As noted above, the Fund may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund subject to compliance with applicable 1940 Act and regulatory requirements.

Pursuant to policies adopted by the Fund’s Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by the Fund may be treated as liquid. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity. It is noted that, while regulatory guidance indicates that assets used for cover may be considered “encumbered,” the liquidity classification of assets used for cover is not affected by their status as being used for cover.

Under the 1940 Act, investments of more than 25% of a fund’s total assets in one or more issuers in the same industry or group of industries constitutes concentration. The Fund will not concentrate in any particular industry or group of industries. The policy in paragraph (7) above will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time. The Fund will consider the concentration of any underlying funds in which it invests when determining whether the Fund has complied with its concentration policy.

The Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that the Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment.

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From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectus) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, the Fund may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the express terms of the Elective Investment Restriction. In such cases, the Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust.

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Management Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

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Independent Trustees

The address of each trustee is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During Past Five Years
John Hyland 1959	Indefinite/Since March 2021	Director, Matthews International Capital Management LLC (an investment advisory firm) (2018 – 2023); Global Head of Listed Securities, Bitwise Asset Management, Inc. (an investment advisory firm) (2018 – 2019); CEO/Chairman, PointBreak ETF Trust (an investment management company) (2015 – 2017).	12	Tidal Trust V (Aug. 2025 - present); Rayliant Funds Trust (Jul. 2025 – present)
Ed McRedmond 1960	Indefinite/Since October 2019	Founder, etfEd Advisory (an ETF consulting company) (2016 – present); Senior VP, Invesco Powershares Capital Management (an investment advisory firm) (2005 – 2016).	12	None

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Interested Trustees

The address of each trustee is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Howard Chan 1982	Indefinite/Since February 2024	Managing Director, Wellfy LLC.	12	None

*Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129 unless otherwise indicated. Each officer serves an indefinite term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Howard Chan 1982	Chief Executive Officer and President	Indefinite/Since February 2024	CEO, Kurv Investment Management LLC (2022 - present) Managing Director, Wellfy LLC (financial consulting) (2015 – present)
Madeline Arment* 1989	Principal Financial Officer and Treasurer	Indefinite/Since March 2024	Director, PINE Advisors LLC (2022 – present); Fund Controller, ALPS Fund Services, Inc. (2018 – 2022)
Randi Roessler* 1981	Chief Compliance Officer	Indefinite/Since March 2024

Director, PINE Advisors LLC (2023 – present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023)

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Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Masako Walsh 1976	Secretary	Indefinite/Since June 2024	Kurv Investment Management LLC (Jul. 2022 – present); Vice President, PIMCO (Mar. 2010 – Feb. 2022)

* Address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

Board Committees

The Board has an Audit Committee consisting solely of two Trustees, all of whom are Independent Trustees. John Hyland has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). John Hyland, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended May 31, 2025.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the Independent Trustees. The Board considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

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The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Trustee Ownership of Fund Shares

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2024)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2024)
Howard Chan	$10,001-50,0000	>$100,000
Ed McRedmond	$0	$0
John Hyland	$0	$0

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

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Remuneration of Trustees

Each Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Trust and, together with out-of-pocket expenses, in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Chairman of the Audit Committee is paid an additional annual retainer of $2,000.

Annual Trustee fees may be reviewed periodically and changed by the Board.

The table below details the amount of compensation the Trustees received from the Fund for the fiscal period ended May 31, 2025. Effective March 31, 2025, the Fund pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Accordingly, while Independent Trustee fees are an obligation of the Trust, they are now paid by the Adviser, as are other Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan:

Name of Person, Position	Aggregate Compensation from the Fund	Total Compensation from Fund Complex
Howard Chan	$0	$0
Ed McRedmond	$871	$871
John Hyland*	$1,046	$1,046
Markus Aakko**	$871	$871

*Mr. Hyland also serves as chairman of the Audit Committee.

**Markus Aakko resigned as a Trustee of the Trust effective August 12, 2025.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of The Fund.”

Investment Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, serves as the investment adviser to the Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for the Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to such policies as the Board of Trustees may determine, is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’ investments.

After an initial period of two years, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, with respect to the Fund at a meeting held on April 29, 2024, and was amended by the Board at a meeting held on March 26, 2025.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’ records and the registration of the Fund’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Effective March 31, 2025, subject to the general oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Fund, audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Management Agreement) under what is essentially an all-in fee structure. The Fund bears other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

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The Fund pays the Adviser a fee (“Management Fee”) under the Management Agreement in return for providing investment management, investment advisory and supervisory services and for being obligated to pay certain Fund expenses discussed above.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly Management Fee at an annual rate of 0.99% of the average daily net assets of the Fund.

The Adviser may from time to time waive all or a portion of its Management Fee. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice.

The Adviser has contractually agreed to limit current operating expenses of the Fund until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) : (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.92%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund is available in the Fund’s Form N-CSR for the fiscal period ending May 31, 2025.

Pursuant to the Management Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement of which the Adviser waived or recouped the amounts set forth in the table below:

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
November 30, 2024*	$10,794	$(10,793)	$(1)	$—
May 31, 2025**	$76,582	$(45,008)	$(31,574)	$—

*The Fund commenced operations on July 22, 2024.

** The Fund changed its fiscal year end to May 31.

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Portfolio Manager

Dominique Tersin is primarily responsible for the day-to-day management of the Fund.

Dominique Tersin. Mr. Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a Vice President and portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios, from 2001 to 2016. He also managed enhanced liquidity program firmwide as well as the European ETF trading operations at PIMCO.

The Other Accounts Managed by the Portfolio Manager

Name of Portfolio Manager	Other Accounts Managed (As of December 31, 2024)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dominique Tersin	Registered Investment Companies	6	$28,394,998	6	$28,394,998
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Portfolio Manager Compensation

Mr. Tersin is an equity holder in the Adviser. Mr. Tersin does not receive a discretionary bonus.

Portfolio Manager Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the Fund as of December 31,  2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dominique Tersin	$0

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance- based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

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To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and the Custodian. In that capacity, the Custodian holds the Fund’s assets.

Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s transfer agent pursuant to a transfer agent servicing agreement. In addition, the Administrator provides various accounting services to the Fund pursuant to the Fund’s accounting servicing agreement. The Trust and the Administrator have entered into an administration servicing agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator’s refusal or failure to comply with the terms of the Administration Agreement or from the Administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement.

The table below shows the fees incurred by the Fund to the Administrator for administrative, fund accounting and transfer agent services:

Fees paid to the Administrator
Fiscal Period Ended November 30, 2024*	$25,108
Fiscal Period Ended May 31, 2025**	$14,210

*The Fund commenced operations on July 22, 2024.

** The Fund changed its fiscal year end to May 31.

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Distributor

Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem Shares in Creation Units. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of any Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust, the Fund or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

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Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended May 31, 2025.

Fiscal Period or Year	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
November 30, 2024*	$0	$0	$682	$0
May 31, 2025**	$0	$0	$6,792	$0

*The Fund commenced operations on July 22, 2024.

** The Fund changed its fiscal year end to May 31.

Counsel

Alston & Bird LLP, 950 F St. NW, Washington, DC, 20004, is counsel to the Trust, including the Fund.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

Compliance and Treasury Services Fee

PINE Advisors LLC (“PINE”) provides compliance and treasury services to the Fund pursuant to service agreements. In consideration for these services, PINE is paid a monthly fee by the Adviser. The Adviser also reimburses PINE for certain out-of-pocket expenses.

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PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV, are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N- PORT for the Fund will be available on the SEC’s website at http://www.sec.gov.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities for the 12-month period ended June 30 is available, without charge, upon request, by calling 1-833-595-KURV (5878) or on the Fund’s website, www.kurvinvest.com and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available by writing to the Trust, c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, WI 53202. The Fund’s Form N-PX will also be available on the Fund’s website, www.kurvinvest.com, and on the SEC’s website at www.sec.gov.

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

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The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

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As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Adviser and the Trust because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

The following table shows the broker commissions paid by the Fund during the period indicated.

Brokerage Commissions
Fiscal Period Ended November 30, 2024*	$682
Fiscal Period Ended May 31, 2025**	$6,792

*The Fund commenced operations on July 22, 2024.

** The Fund changed its fiscal year end to May 31.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The following table shows the portfolio turnover rate of the Fund during the period indicated.

Portfolio Turnover
Fiscal Period Ended November 30, 2024*	42%
Fiscal Period Ended May 31, 2025**	26%

*The Fund commenced operations on July 22 2024.

** The Fund changed its fiscal year end to May 31.

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EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information— Principal Risks of Investing in The Fund”, “Additional Information About The Fund’s Investment Strategies and Risks—Risks of Investing in The Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are listed on an Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (2) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of Deposit Cash. The Fund may permit or require the in-kind deposit of Deposit Securities per each Creation Unit, constituting all or a portion of the Fund Deposit, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (included in the term “Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

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The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting;(iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 4:00 p.m. Eastern Time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” In all circumstances, any early cut-off time will be after: (1) the NAV is calculated for the day prior to the Order Placement Date and (2) the portfolio holdings or basket information is published on the Order Placement Date.

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An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub- custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Fund Deposit as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

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The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $300, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $300 regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

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Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

The NAV is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Adviser as Valuation Designee subject to oversight by the Board. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to the Adviser as Valuation Designee. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

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The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least monthly. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

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Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

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Taxation of The Fund

The Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

It may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy of the Reference Index while satisfying the Diversification Requirement. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

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If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, The Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

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If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

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In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex- dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

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Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long- term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short- term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

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The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

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Foreign Shareholders

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their Shares of Fund income. However, notwithstanding the foregoing, tax- exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

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Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in Certain ETPs and Certain Direct Fund Investments. The Fund may invest in ETPs that are taxable as RICs under the Internal Revenue Code. Any income the Fund receives from such ETPs should be qualifying income for purposes of the 90% Test. The Fund may also invest in one or more ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non- qualifying income for purposes of the 90% Test. Similarly, the Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. The Adviser anticipates monitoring investments that may produce non-qualifying income to ensure that the Fund satisfies the 90% Test. Nevertheless, non- qualifying income of the Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, the Fund could fail the 90% Test and, if the relief provisions discussed above are unavailable, fail to qualify as a RIC.

The Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by the Fund whether or not any distributions are made from the ETPs to the Fund. Thus, the Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in additional taxable gain or loss and may occur at a time when the Adviser would not otherwise have chosen to sell such securities.

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Options, Swaps and Other Complex Securities. The Fund and certain of the ETPs in which the Fund invests may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s (and certain ETPs’) ability to qualify as a RIC, affect whether gains and losses recognized by the Fund or ETPs are treated as ordinary income or long-term or short-term capital gain, accelerate the recognition of income to the Fund or ETPs and/or defer the Fund’s or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “90% Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

With respect to any investments in STRIPS, Treasury Receipts, other zero coupon, payment-in-kind, and similar securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund or an ETP will generally be required to include as part of its current income the imputed interest on such obligations even though the Fund or ETP has not received any interest payments on such obligations during that period.

Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss and may affect the amount and timing of distributions from the Fund.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income and loss for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate as investments at a time when the investment adviser might not otherwise have chosen to do so.

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In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Any transactions in foreign currencies and forward foreign currency contracts will be subject to provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by the Fund or an ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to the Fund’s shareholders. These provisions also may require the Fund or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause The Fund to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the distribution requirements for avoiding the income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one or more of the following special tax regimes: (i) The Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders, (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund, or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain “phantom” income and gains such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the excise tax. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

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Short Sales

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale by the Fund is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, the gains on short sales are generally treated as short-term capital gains. These rules may also affect the holding period of “substantially identical property” held by the Fund. Moreover, the Fund’s loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Derivatives Strategies

The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

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Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that the Fund holds at the end of its taxable year must be ” marked-to-market ” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

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If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

CAPITAL STOCK

The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, WI 53202.

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FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal period ended May 31, 2025, audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report dated July 29, 2025, are incorporated herein by reference to the Fund’s annual report on Form N-CSR. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. The Fund will provide the Fund’s annual and semi-annual report on Form N-CSR without charge by calling the Trust at 1-833-595-KURV (5878).

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APPENDIX A: KURV INVESTMENT MANAGEMENT LLC

PROXY VOTING/CLASS ACTION LITIGATION POLICY

Background

An investment adviser owes a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. Kurv Investment Management LLC will adhere to Rule 206(4)-6 of the Advisers Act and applicable laws and regulations in regard to the voting of proxies. As a result, investment advisers must conduct a reasonable review into matters on which the adviser votes and to vote in the best interest of the client.

Policies and Procedures

Kurv Investment Management LLC has the authority to vote proxies with respect of securities in its managed single stock ETF funds (“Client Securities”) over which Kurv Investment Management LLC has voting discretion. In such cases, Kurv Investment Management LLC will cast proxy votes in a manner that is consistent with the best interests of Kurv Investment Management LLC’s clients. Where Kurv Investment Management LLC undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where Kurv Investment Management LLC’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. Kurv Investment Management LLC will also make available the record of Kurv Investment Management LLC’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, Kurv Investment Management LLC will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where Kurv Investment Management LLC deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. Kurv Investment Management LLC may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

Kurv Investment Management LLC generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; or (ii) abstain.

In general, Kurv Investment Management LLC will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. Kurv Investment Management LLC will always consider each side of each proxy issue.

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Non-Voting of Proxies

Kurv Investment Management LLC will generally not vote proxies in the following situations:

■	Proxies are received for equity securities where, at the time of receipt, Kurv Investment Management LLC’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

■	Proxies are received for equity securities where, at the time of receipt, Kurv Investment Management LLC’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, Kurv Investment Management LLC will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

Kurv Investment Management LLC will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which Kurv Investment Management LLC will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. Kurv Investment Management LLC will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;

●	The authorization of additional common or preferred stock;

●	Initiation or termination of barriers to takeover or acquisition;

●	Mergers or acquisitions;

●	Changes in the state of incorporation;

●	Corporate reorganizations;

●	Term limits for board members; and

●	“Contested” director slates.

In non-routine matters, Kurv Investment Management LLC will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case- by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters Kurv Investment Management LLC shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in Kurv Investment Management LLC’s proxy voting files.

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Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, Kurv Investment Management LLC, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. Kurv Investment’s proxy voting record will be updated at the time the proxy is submitted. Records of all proxies, Kurv Investment Management LLC’s proxy vote and related analyses, if applicable will be retained in accordance with its recordkeeping obligations.

Periodic Testing

Kurv Investment Management LLC shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between Kurv Investment Management LLC or a principal of Kurv Investment Management LLC and Kurv Investment Management LLC’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between Kurv Investment Management LLC and its clients may arise when Kurv Investment Management LLC’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of Kurv Investment Management LLC’s clients.

If the issue is specifically addressed in these policies and procedures, Kurv Investment Management LLC will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, Kurv Investment Management LLC shall either: i) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or ii) obtain approval of a voting decision from Kurv Investment Management LLC’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, Kurv Investment Management LLC will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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